2001
semiannual report
Delaware Pooled Trust


U.S. Equities
   The Large-Cap Value Equity Portfolio
   The Select Equity Portfolio
   The Small-Cap Value Equity Portfolio
   The All-Cap Growth Equity Portfolio
   The Large-Cap Growth Equity Portfolio
   The Mid-Cap Growth Equity Portfolio
   The Small-Cap Growth Equity Portfolio
   The Real Estate Investment Trust Portfolio II

U.S. Fixed Income
   The Intermediate Fixed Income Portfolio
   The Aggregate Fixed Income Portfolio
   The High-Yield Bond Portfolio
   The Diversified Core Fixed Income Portfolio

International Equities
   The Global Equity Portfolio
   The International Equity Portfolio
   The Labor Select International Equity Portfolio
   The International Large-Cap Equity Portfolio
   The International Small-Cap Portfolio
   The Emerging Markets Portfolio

International Fixed Income
   The Global Fixed Income Portfolio
   The International Fixed Income Portfolio


Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)

Contents

Portfolio Returns .........................................................  2-3
Portfolio Objectives ......................................................  4-5
The Large-Cap Value Equity Portfolio Review ...............................    6
The Select Equity Portfolio Review ........................................    7
The Small-Cap Value Equity Portfolio Review ...............................    8
The All-Cap Growth Equity Portfolio Review ................................    9
The Large-Cap Growth Equity Portfolio Review ..............................   10
The Mid-Cap Growth Equity Portfolio Review ................................   11
The Small-Cap Growth Equity Portfolio Review ..............................   12
The Real Estate Investment Trust Portfolio II Review ......................   13
The Intermediate Fixed Income Portfolio Review ............................   14
The Aggregate Fixed Income Portfolio Review ...............................   15
The High-Yield Bond Portfolio Review ......................................   16
The Diversified Core Fixed Income Portfolio Review ........................   17
The Global Equity Portfolio Review ........................................   18
The International Equity Portfolio Review .................................   19
The Labor Select International Equity Portfolio Review ....................   20
The International Large-Cap Equity Portfolio Review .......................   21
The International Small-Cap Portfolio Review ..............................   22
The Emerging Markets Portfolio Review .....................................   23
The Global Fixed Income Portfolio Review ..................................   24
The International Fixed Income Portfolio Review ...........................   25
Financial Statements ......................................................   26

Delaware Pooled Trust
Delaware Pooled Trust, based in Philadelphia, is a mutual fund that offers no-load, open-end equity and fixed-income portfolios to institutional and affluent individual investors. Delaware Pooled Trust is part of Delaware Investments, a full-service investment-management organization. As of March 31, 2001, Delaware Investments managed approximately $84 billion in assets on behalf of individuals and institutions. The breadth and sophistication of Delaware's services enable clients to gain the degree of administrative convenience and simplicity in investment-management matters they want; Delaware provides not only equity and fixed-income portfolios but balanced portfolios and investment-advisory, retirement-plan, and trust services.

Delaware Management Company, a Philadelphia-based division of Delaware Management Business Trust, serves as investment adviser for The Large-Cap Value Equity, The Select Equity, The Small-Cap Value Equity, The All-Cap Growth Equity, The Large-Cap Growth Equity, The Mid-Cap Growth Equity, The Small-Cap Growth Equity, The Real Estate Investment Trust II, The Intermediate Fixed Income, The Aggregate Fixed Income, The High-Yield Bond, and The Diversified Core Fixed Income Portfolios. Delaware International Advisers Ltd., a London-based affiliate of Delaware Management Company, serves as investment adviser for The Global Equity, The International Equity, The Labor Select International Equity, The International Large-Cap Equity, The International Small-Cap, The Emerging Markets, The Global Fixed Income, and The International Fixed Income Portfolios.

Client Services

Delaware provides clients with annual and semiannual reports, monthly account reports, in-person reviews of account developments, and other communications.

Clients who have questions about their accounts or want to learn the net asset values of the Delaware Pooled Trust Portfolios may call a toll-free telephone number, 1-800-231-8002, during normal business hours. Or they may write to Client Services, Delaware Pooled Trust, 2005 Market Street, Philadelphia, Pennsylvania 19103.

                                2001 Semiannual Report o Delaware Pooled Trust 1

Portfolio Returns
Period ending April 30, 2001

                                                                     Six            One          Three        Five         Since
Average Annual Total Return*                                        Months          Year         Years        Years      Inception++
------------------------------------------------------------------------------------------------------------------------------------
Large-Cap Value Equity Portfolio                                     3.82%         18.62%         3.70%       12.72%        15.00%
S&P 500 Index                                                      (12.07)        (12.98)         5.32        15.62         15.25
Russell 1000 Value Index                                            (0.14)          6.43          5.29        15.25         15.93
------------------------------------------------------------------------------------------------------------------------------------
Select Equity Portfolio                                             (3.28)%        (5.55)%          --           --         (0.36)%
Russell 3000 Index                                                 (12.41)        (12.96)                                   (2.57)
Russell 1000 Value Index                                            (0.14)          6.43            --           --         (2.41)
------------------------------------------------------------------------------------------------------------------------------------
Small-Cap Value Equity Portfolio                                    15.30%         25.35%           --           --         13.28%
Russell 2000 Value Index                                            14.62          24.25            --           --         18.15
------------------------------------------------------------------------------------------------------------------------------------
All-Cap Growth Equity Portfolio                                    (33.30)%       (31.01)%          --           --        (29.14)%
Russell 3000 Growth Index                                          (25.83)        (31.75)           --           --        (33.06)
------------------------------------------------------------------------------------------------------------------------------------
Large-Cap Growth Equity Portfolio                                  (21.72)%           --            --           --        (21.72)%
S&P 500 Index                                                      (12.07)                                                 (12.07)
Russell 1000 Growth Index                                          (26.43)            --            --           --        (26.43)
------------------------------------------------------------------------------------------------------------------------------------
Mid-Cap Growth Equity Portfolio                                    (31.30)%       (26.90)%       11.81%       12.16%        12.15%
Russell Midcap Growth Index                                        (27.99)        (29.47)         6.63        12.15         13.15
------------------------------------------------------------------------------------------------------------------------------------
Small-Cap Growth Equity Portfolio                                  (31.03)%       (29.01)%          --           --         22.47%
Russell 2000 Growth Index                                          (17.34)        (24.85)           --           --         10.89
------------------------------------------------------------------------------------------------------------------------------------
Real Estate Investment Trust Portfolio II                            9.09%         20.97%         5.40%          --          4.83%
NAREIT Equity REIT Index                                            11.43          18.85          2.00           --          1.91
------------------------------------------------------------------------------------------------------------------------------------
Intermediate Fixed Income Portfolio                                  6.70%         12.46%         6.36%        6.74%         6.46%
Lehman Brothers Intermediate Government/
Credit Index                                                         6.44          12.12          2.00        10.09          6.61
------------------------------------------------------------------------------------------------------------------------------------
Aggregate Fixed Income Portfolio                                     6.90%         12.08%         5.66%          --          5.73%
Lehman Brothers Aggregate Bond Index                                 6.22          12.38          6.54           --          6.53
------------------------------------------------------------------------------------------------------------------------------------
High-Yield Bond Portfolio                                           (4.03)%        (5.65)%       (2.90)%         --          3.59%
Salomon Smith Barney High-Yield Cash Pay Index                       3.55           2.94          0.36           --          4.33
------------------------------------------------------------------------------------------------------------------------------------
Diversified Core Fixed Income Portfolio                              7.85%         14.37%         7.63%          --          8.30%
Lehman Brothers Aggregate Bond Index                                 6.22          12.38          6.54           --          6.53
------------------------------------------------------------------------------------------------------------------------------------
Global Equity Portfolio**+                                           2.99%          1.92%         1.30%          --          3.56%
Morgan Stanley Capital International
World Index (net)                                                  (10.70)        (16.01)         3.02           --          5.97

2 Delaware Pooled Trust o 2001 Semiannual Report

                                                                     Six            One          Three        Five         Since
Average Annual Total Return*                                        Months          Year         Years        Years      Inception++
------------------------------------------------------------------------------------------------------------------------------------
International Equity Portfolio**                                     3.96%          4.19%         4.39%        8.00%        10.01%
Morgan Stanley Capital International
EAFE Index (net)                                                    (8.01)        (16.30)         1.44         4.23          6.92
------------------------------------------------------------------------------------------------------------------------------------
Labor Select International Equity Portfolio**                        4.97%          5.72%         3.61%        9.42%        10.81%
Morgan Stanley Capital International
EAFE Index (net)                                                    (8.01)        (16.30)         1.44         4.23          5.08
------------------------------------------------------------------------------------------------------------------------------------
International Large-Cap Equity Portfolio**+                          1.46%          1.21%           --           --         (1.72)%
Morgan Stanley Capital International
EAFE Index (net)                                                    (8.01)        (16.30)           --           --         (9.86)
------------------------------------------------------------------------------------------------------------------------------------
International Small-Cap Portfolio**+                                 6.28%         11.82%           --           --          2.74%
Salomon Smith Barney
Extended Market Index (ex-U.S.)                                     (4.33)        (10.39)           --           --         (2.94)
------------------------------------------------------------------------------------------------------------------------------------
Emerging Markets Portfolio**+                                        5.61%         (8.48)%       (6.74)%         --         (5.87)%
Morgan Stanley Capital International
Emerging Markets Free Index                                         (7.26)        (25.73)        (6.61)          --         (8.45)
------------------------------------------------------------------------------------------------------------------------------------
Global Fixed Income Portfolio**                                      7.04%          2.80%         0.19%        3.12%         6.78%
Salomon Smith Barney World
Government Bond Index                                                2.06           1.28          1.90         2.86          5.44
------------------------------------------------------------------------------------------------------------------------------------
International Fixed Income P0rtfolio**                               5.80%         (0.69)%       (1.62)%         --          0.18%
Salomon Smith Barney Non-U.S.
World Government Bond Index                                          1.00          (2.08)         0.28           --          1.24%
------------------------------------------------------------------------------------------------------------------------------------

* Past performance does not guarantee future results. The investment return and share value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original investment. Since 1992, Delaware Management Company or Delaware International Advisers Ltd. has, as relevant, voluntarily waived its fees and reimbursed the Delaware Pooled Trust Portfolios for certain amounts that annual operating expenses (excluding taxes, interest, brokerage commissions, and extraordinary expenses) exceeded average net assets. In the absence of those waivers, the Portfolios' total returns would have been lower. The returns for the MSCI World Index and the MSCI EAFE Index are net of withholding taxes (net).

** International investing poses special risks, such as significant volatility in individual markets, currency fluctuations, and political and economic uncertainties.

+ These Portfolios charge a purchase reimbursement fee and a redemption reimbursement fee; these fees are not reflected in the returns shown above. The Portfolio's returns would have been lower had these fees been deducted. Specific fee amounts for each Portfolio are cited in the individual Portfolio reviews.

++ The inception dates for the Delaware Pooled Trust Portfolios are as follows:
Large-Cap Value Equity, February 3, 1992; Select Equity, June 29, 1999; Small-Cap Value Equity, March 29, 1999; All-Cap Growth Equity, March 31, 2000; Large-Cap Growth Equity, October 31, 2000; Mid-Cap Growth Equity, February 27, 1992; Small-Cap Growth Equity, September 15, 1998; Real Estate Investment Trust II, November 4, 1997; Intermediate Fixed Income, March 12, 1996; Aggregate Fixed Income, December 29, 1997; High-Yield Bond, December 2, 1996; Diversified Core Fixed Income, December 29, 1997; Global Equity, October 15, 1997; International Equity, February 4, 1992; Labor Select International Equity, December 19, 1995; International Large-Cap Equity, December 14, 1999; International Small-Cap, July 20, 1999; Emerging Markets, April 14, 1997; Global Fixed Income, November 30, 1992; International Fixed Income, April 11, 1997. The returns for each index have been calculated from the start of the month closest to the corresponding Portfolio's inception date.

                                2001 Semiannual Report o Delaware Pooled Trust 3

Portfolio Objectives

The Large-Cap Value Equity Portfolio seeks maximum long-term total return, consistent with reasonable risk. The Portfolio invests in stocks that, at the time of purchase, have dividend yields above the current yield of the Standard & Poor's 500 Stock Index and that, in the opinion of Delaware, offer capital gains potential as well.

The Select Equity Portfolio seeks to provide maximum long-term capital appreciation. The Portfolio invests primarily in exchange-traded equity securities. The 20-30 stocks we select must pass three screens: stocks that have already been selected by our portfolio managers for other Delaware funds, quantitative models that help rank the stocks, and fundamental analysis on the top 25% in that ranking.

The Small-Cap Value Equity Portfolio seeks long-term capital appreciation. The Portfolio invests primarily in equity securities of small-capitalization companies that Delaware believes to be undervalued relative to the asset value or long-term earning power of the companies concerned, and which, at the time of purchase, generally have market capitalizations between $500 million and $1.5 billion and are listed on a national securities exchange or NASDAQ.

The All-Cap Growth Equity Portfolio seeks long-term capital appreciation. The Portfolio invests in stocks of small-, medium- and large-capitalization companies that, in the opinion of Delaware, offer significant long-term growth potential at the time of purchase.

The Large-Cap Growth Equity Portfolio seeks long-term capital appreciation. The Portfolio invests primarily in equity securities of large-capitalization companies. These are stocks that Delaware believes have the potential to provide significant long-term earnings growth potential based on our analysis of their historic or projected EPS growth rate, price-to-earnings ratio and cash flows.

The Mid-Cap Growth Equity Portfolio seeks maximum long-term capital appreciation; current income is expected to be incidental. The Portfolio invests primarily in the stocks of medium-sized companies that, in the opinion of Delaware, offer, at the time of purchase, significant long-term growth potential.

The Small-Cap Growth Equity Portfolio seeks long-term capital appreciation. The Portfolio invests primarily in equity securities of companies which Delaware believes have potential for high earnings growth and which generally represent the smallest 25% in terms of market capitalization of U.S. equity securities listed on a national securities exchange or NASDAQ.

The Real Estate Investment Trust Portfolio II seeks maximum long-term total return, with capital appreciation as a secondary objective. The Portfolio invests primarily in stocks of real-estate investment trusts.

The Intermediate Fixed Income Portfolio seeks maximum long-term total return, consistent with reasonable risk, by investing in a diversified portfolio of investment-grade bonds, including U.S. government, mortgage-backed, corporate, and other fixed-income securities.

The Aggregate Fixed Income Portfolio seeks maximum long-term total return, consistent with reasonable risk. The Portfolio invests primarily in a diversified portfolio of investment-grade fixed income securities, including U.S. government securities, mortgage-backed securities, corporate bonds, and other fixed income securities.

The High-Yield Bond Portfolio seeks high total return. The Portfolio invests primarily in bonds rated B- or higher by Standard & Poor's Rating Group, B3 or higher by Moody's Investors Service, Inc. or in bonds that are unrated but judged to be of comparable quality.

The Diversified Core Fixed Income Portfolio seeks maximum long-term total return, consistent with reasonable risk. The Portfolio uses a multi-sector investment approach, investing assets principally in U.S. investment-grade, U.S. high-yield, and foreign bonds.

4 Delaware Pooled Trust o 2001 Semiannual Report

The Global Equity Portfolio seeks long-term growth without undue risk to principal. The Portfolio invests primarily in stocks that, in the opinion of Delaware, are undervalued at the time of purchase, based on rigorous fundamental analysis conducted by the investment adviser. Issuers of these securities will be organized, have a majority of their assets, or derive most of their operating income in at least three different countries, one of which may be the United States.

The International Equity Portfolio seeks maximum long-term total return. The Portfolio invests primarily in stocks of companies that are organized, have a majority of their assets, or derive most of their operating income outside the United States. Stocks selected for the Portfolio are, in the opinion of Delaware, undervalued at the time of purchase, based on rigorous fundamental analysis conducted by Delaware.

The Labor Select International Equity Portfolio seeks maximum long-term total return. The Portfolio invests primarily in stocks of companies that are organized, have a majority of their assets, or derive most of their operating income outside the United States. Stocks selected for the Portfolio are, in the opinion of Delaware, undervalued at the time of purchase based on rigorous fundamental analysis conducted by Delaware and are compatible with certain investment policies or restrictions followed by organized labor.

The International Large-Cap Equity Portfolio seeks maximum long-term total return. The Portfolio invests primarily in large-capitalization stocks of non-U.S. corporations located mainly in developed countries. In Delaware's opinion, the stocks of these companies will be undervalued at the time of purchase based on our fundamental analysis.

The International Small-Cap Portfolio seeks long-term capital appreciation. The Portfolio invests primarily in smaller non-U.S. companies, which may include companies located or operating in established or emerging countries.

The Emerging Markets Portfolio seeks long-term capital appreciation. The Portfolio invests primarily in stocks of issuers organized, located or operating in emerging countries.

The Global Fixed Income Portfolio seeks current income consistent with the preservation of investors' principal. The Portfolio invests primarily in fixed-income securities. Issuers of these securities will be organized, have a majority of their assets, or derive most of their operating income in at least three different countries, one of which may be the United States.

The International Fixed Income Portfolio seeks current income consistent with the preservation of investors' principal. The Portfolio invests primarily in fixed-income securities of international (non-U.S.) markets. Issuers of these securities will be organized, have a majority of their assets, or derive most of their operating income in at least three different countries outside the U.S.

                                2001 Semiannual Report o Delaware Pooled Trust 5

Large-Cap Value Equity:
Broadened Opportunity Universe a Driver of Outperformance

Total Return
Six months ending April 30, 2001
--------------------------------------------------------------------------------
Large-Cap Value Equity                                                    3.82%
S&P 500 Index                                                           (12.07)%
Russell 1000 Value Index                                                 (0.14)%
--------------------------------------------------------------------------------
The Large-Cap Value Equity Portfolio returned 3.82% for the six months ending April 30, 2001, besting its benchmark, the S&P 500 Index, by nearly 16 percentage points. While the S&P 500 has been the benchmark against which the Portfolio has been measured since its inception more than nine years ago, the Russell 1000 Value Index also provides an appropriate basis for comparison since it is comprised of large-cap value stocks. The S&P 500, by contrast, contains both growth and value stocks. Nevertheless, the Portfolio outperformed the Russell 1000 Value Index as well over the period--by approximately 400 basis points. (Going forward, the Portfolio will be benchmarked to the Russell 1000 Value Index.)

One of the key drivers of our outperformance was the fine-tuning of our investment process, based on research that Delaware's analysts carried out early last year. Under our interpretation of value investing, the Portfolio focuses on an opportunity universe defined by companies that pay out significant amounts of cash flow to shareholders. As always, we focus on companies that have a dividend yield greater than the prevailing yield of the S&P 500 Index. However, our analysis, which showed that our definition of "cash flow" should be broadened beyond dividend yield to include share buy-backs, provided us with an opportunity to consider exposure to high technology, as well. We raised the Portfolio's technology weighting from zero to about 6% in late October and early November, buying IBM and First Data. These two names, identified within our enhanced framework, outperformed the entire technology index--which in turn helped augment returns late last year. The technology sector continues to be an area where we're attempting to ferret out new opportunities.

Another sector that helped us during the period was the credit-sensitive area, represented by banks and insurance companies; our combined 25% weighting in that sector puts us over the Russell 1000 Value's 23% weighting. Both areas, aided by good stock selection, combined to help increase overall returns for the Portfolio. Consumer cyclicals--in particular, our holdings in PepsiCo, Avon Products and Anheuser-Busch--also performed well. We continue to retain a high profile in banks and insurance, as well as consumer growth and capital goods.

An expense limitation was in effect for The Large-Cap Value Equity Portfolio during the period shown. Performance would have been lower if the expense limitation was not in effect.


Portfolio Profile
April 30, 2001

Total net assets .............................................     $78.5 million
Inception date ...............................................  February 3, 1992
Asset Composition (based on total net assets)
  Common stocks ..............................................            98.44%
  Cash equivalents and other net assets ......................             1.56%
Number of holdings ...........................................                86

Top 10 holdings
  1.  J.P. Morgan Chase & Company
  2.  Federal National Mortgage
  3.  Anheuser-Busch
  4.  Exxon Mobil
  5.  Carnival Cruise Lines
  6.  Bank of America
  7.  Dominion Resources
  8.  Alcoa
  9.  Mellon Financial
  10. FleetBoston Financial

Industry Composition (based on total net assets)

Banking & Finance 18.53%
Energy 8.76%
Food, Beverage & Tobacco 7.60%
Insurance 6.56%
Healthcare & Pharmaceuticals 5.93%
Consumer Products 5.66%
Computers & Technology 5.59%
Telecommunications 5.21%
Utilities 4.32%
Electronics and Electrical Equipment 3.72%
Leisure, Lodging & Entertainment 3.53%
Cable, Media & Publishing 3.27%
Aerospace & Defense 3.03%
Miscellaneous 16.73%
Net Cash & Other Assets 1.56%

6 Delaware Pooled Trust o 2001 Semiannual Report

Select Equity:
Falling Values in Technology Penalize Overall Returns

Total Return
Six months ending April 30, 2001
--------------------------------------------------------------------------------
Select Equity                                                            (3.28)%
Russell 3000 Index                                                      (12.41)%
Russell 1000 Value Index                                                 (0.14)%
--------------------------------------------------------------------------------
The Select Equity Portfolio posted a return of (3.28)% for the six-month period ending April 30, 2001. The Portfolio fared more than nine percentage points better than the Russell 3000 Index, the index to which Select Equity has been benchmarked since its inception on June 29, 1999. However, the Russell 1000 Value Index will be the Portfolio's benchmark index going forward. We have determined that the Russell 1000 Value matches up more closely with the Portfolio's bias toward value stocks. The Portfolio's return in the period trailed the Russell 1000 Value Index by more than three percentage points.

Select Equity seeks to maintain about 20-30 equally weighted positions, chosen from a pre-selected universe of stocks already owned by other Delaware portfolios and mutual funds.

During a time frame that gouged the valuations of many companies, including those with relatively strong fundamentals, our overweighted positions in economically sensitive stocks, particularly aluminum, served us well. Alcoa contributed returns in excess of 40% for the period. Other strong performers included industrial equipment manufacturer Ingersoll-Rand. The Portfolio also saw strong performances from our holdings in the financial sector. These included J.P. Morgan Chase & Company and Federal Home Loan.

Although we were hit hardest by the technology sector, with roughly a 25% loss for the period, our stock selection helped us avoid the near-fatal blows that many investors have received from technology in recent months. We had no exposure to those groups that did particularly poorly, including communications equipment, networking equipment and Internet companies. We did experience double-digit losses across a variety of subsectors, which included makers of hardware, software and optic communications equipment.

Other negative sectors were media, with more than a 15% loss, and communications services, with a 10% loss over-all--our position in the wireless subsector took the biggest hit of all, with an approximate 45% loss.

Portfolio Profile
April 30, 2001

Total net assets .............................................      $2.0 million
Inception date ...............................................     June 29, 1999
Asset Composition (based on total net assets)
  Common stocks ..............................................           100.46%
  Cash equivalents and other net assets ......................           (0.46)%
Number of holdings ...........................................                20


Top 10 holdings
  1.  Schlumberger Limited
  2.  Nike
  3.  Ingersoll-Rand
  4.  Federal Home Loan
  5.  Verizon Communications
  6.  Citigroup
  7.  Intel
  8.  J.P. Morgan Chase & Company
  9.  Schering-Plough
  10. Emerson Electric

Industry Composition (based on total net assets)

Banking 19.45%
Energy 10.54%
Computers & Technology 10.15%
Finance 10.03%
Healthcare & Pharmaceuticals 9.55%
Textiles, Apparel & Furniture 5.47%
Industrial Machinery 5.44%
Telecommunications 5.26%
Electronics & Electrical Equipment 5.03%
Leisure, Lodging & Entertainment 5.02%
Metals & Mining 5.00%
Food, Beverage & Tobacco 4.83%
Automobiles & Automotive Parts 4.69%

An expense limitation was in effect for The Select Equity Portfolio during the period shown. Performance would have been lower if the expense limitation was not in effect.

                                2001 Semiannual Report o Delaware Pooled Trust 7

Small-Cap Value Equity:
Fed's Easing Helps Propel Strong Performance

Total Return
Six months ending April 30, 2001
--------------------------------------------------------------------------------
Small-Cap Value Equity                                                    15.30%
Russell 2000 Value Index                                                  14.62%
--------------------------------------------------------------------------------
Small-cap value has been one of few bright spots in a six-month period that presented a tough market environment for most equity indices. Both the Small-Cap Value Portfolio and its benchmark, the Russell 2000 Value Index, turned in substantial gains for the six-month period ending April 30, 2001. At the period's close, the Portfolio had outpaced its benchmark by 68 basis points, with returns of 15.3% for the Portfolio and 14.62% for the Index. One of the biggest contributors to the sustained strength of small-cap value has been the Federal Reserve. We don't underestimate the Fed's role, and believe monetary policy will be critical going forward as well.

During the six-month period, the Portfolio enjoyed positive returns fairly consistently across the board.

Anticipating that the Fed was going to begin cutting interest rates, we began adding to positions in consumer stocks throughout November and December, buying a combination of homebuilders, furniture makers and apparel stocks. In hindsight, this was a sound move. The industries that showed particular strength were consumer cyclicals and consumer services, along with capital spending and healthcare.

The profit picture remains bright in very few sectors, notably healthcare and energy, which is strictly determined by the commodity price of oil and natural gas. We've been overweighted in our energy holdings for some time. With energy's fundamentals the way they are, we are currently in no hurry to dramatically reduce our weight.

One of the Portfolio's most notable performers has been Jacobs Engineering Group, an engineering and construction firm which remains a large holding in the Portfolio.

An expense limitation was in effect for The Small-Cap Value Equity Portfolio during the period shown. Performances would have been lower if the expense limitation was not in effect.

Our holdings in Alexander & Baldwin--a shipping company that runs barges between Hawaii and the West Coast--proved disappointing for us, as the company has been hobbled by fuel costs and the slowing economy.

Portfolio Profile
April 30, 2001

Total net assets .............................................     $ 2.6 million
Inception date ...............................................    March 29, 1999
Asset Composition (based on total net assets)
  Common stocks ..............................................            95.06%
  Cash equivalents and other net assets ......................             4.94%
Number of holdings ...........................................                97

Top 10 holdings

  1.  Jacobs Engineering Group
  2.  Everest Re Group
  3.  Federal Signal
  4.  Helmerich & Payne
  5.  Mercury Computer Systems
  6.  Pan Pacific Retail Properties
  7.  Ocean Energy
  8.  Barnes & Noble
  9.  PartnerRe Limited
  10. Cabot Industrial Trust

Industry Composition (based on total net assets)

Banking, Finance & Insurance 18.61%
Energy 9.17%
Textiles, Apparel & Furniture 6.64%
Real Estate 5.92%
Computers & Technology 5.87%
Healthcare & Pharmaceuticals 5.83%
Buildings & Materials 5.27%
Transportation & Shipping 5.04%
Metals & Mining 4.54%
Electronics & Electrical Equipment 4.00%
Retail 3.35%
Chemicals 3.17%
Cable, Media & Publishing 2.59%
Miscellaneous 15.06%
Net Cash & Other Assets 4.94%

8 Delaware Pooled Trust o 2001 Semiannual Report

All-Cap Growth Equity:
Technology Exposure Takes Its Toll on Performance

Total Return
Six months ending April 30, 2001
--------------------------------------------------------------------------------
All-Cap Growth Equity                                                   (33.30)%
Russell 3000 Growth Index                                               (25.83)%
--------------------------------------------------------------------------------
The six months through April 30, 2001 saw significant declines in equity prices, as many companies began to experience the impact of a slowing economy. Although most major indices posted negative returns for the period, growth stocks were particularly hard hit as investors reassessed their methods of valuing those securities. The Russell 3000 Growth Index was down by more than 25% during this period. The All-Cap Growth Equity Portfolio also performed poorly, with a (33.30)% return over the six-month period.

Technology-related stocks represented the largest weighting in both the Portfolio and the index, and were the biggest contributors to the period's negative returns. Numerous companies issued warnings concerning declines in future growth, including previously strong performers such as i2 Technologies and JDS Uniphase. Business services also performed poorly during the period because of projected declines in corporate spending.

Financial and consumer-oriented stocks were the best performing issues during the period. The Federal Reserve's interest-rate cuts and continued mergers-and-acquisitions activity helped financial stocks. Retail and restaurant stocks also performed well as the decline in consumer spending was much smaller in magnitude as compared to business-related spending. Federal Home Loan, Bed Bath & Beyond, and Kohl's all posted double-digit gains during the period.

We have taken steps to reduce the overall risk of the Portfolio by lessening some of our larger technology holdings, and replacing them with more defensive-oriented financial and consumer issues. Longer term, however, we feel that technology still offers substantial benefits and represents the greatest opportunity for sizable investment gains. Because of this, we will continue to hold those companies that we believe are industry leaders and we expect to be the earliest beneficiaries of a change in market sentiment.

Portfolio Profile
April 30, 2001

Total net assets .............................................     $ 9.5 million
Inception date ...............................................    March 31, 2000
Asset Composition (based on total net assets)
  Common stocks ..............................................            90.08%
  Cash equivalents and other net assets ......................             9.92%
Number of holdings ...........................................                47

Top 10 holdings
  1.  AOL Time Warner
  2.  Federal Home Loan
  3.  Quest Software
  4.  Kohl's
  5.  Genentech
  6.  Bed Bath & Beyond
  7.  Federal National Mortgage
  8.  Extreme Networks
  9.  USA Education
  10. XL Capital Limited Class A

Industry Composition (based on total net assets)

Computers & Technology 22.57%
Banking, Finance & Insurance 20.73%
Retail 13.49%
Telecommunications 10.08%
Healthcare & Pharmaceuticals 6.75%
Business Services 3.52%
Cable, Media & Publishing 3.48%
Leisure, Lodging & Entertainment 3.33%
Utilities 3.27%
Transportation & Shipping 1.89%
Industrial Machinery 0.97%
Net Cash & Other Assets 9.92%

An expense limitation was in effect for The All-Cap Growth Equity Portfolio during the period shown. Performance would have been lower if the expense limitation was not in effect.

                                2001 Semiannual Report o Delaware Pooled Trust 9

Large-Cap Growth Equity:
Tech Exposure Critical to Relative Outperformance

Total Return
Six months ending April 30, 2001
--------------------------------------------------------------------------------
Large-Cap Growth Equity                                                 (21.72)%
S&P 500 Index                                                           (12.07)%
Russell 1000 Growth Index                                               (26.43)%
--------------------------------------------------------------------------------
The six months from November 2000 through April 2001 were a difficult time for U.S. stocks. During this period, the NASDAQ Composite continued a downward trend that resulted in a 70% decline from its peak in March 2000. Other indices of U.S. stocks fared better than the NASDAQ. However, with its aggressive growth mandate, the Large-Cap Growth Equity Portfolio typically has substantial exposure to companies in the technology and other rapid growth sectors that are often listed on the NASDAQ.

The Portfolio returned (21.72)% over the six months ending April 30, 2001. This performance was quite disappointing both on an absolute basis and relative to the S&P 500, the index against which the Portfolio has been measured since its inception on October 31, 2000. The unmanaged S&P 500 Index, which holds both growth and value stocks, posted a (12.07)% return for the period.

The Portfolio's performance looked much better, however, when compared to the Russell 1000 Growth Index's (26.43)% return. The Russell 1000 Growth is also an appropriate benchmark for the Large-Cap Growth Equity Portfolio since it is limited to large-cap growth stocks.

Our outperformance relative to this index resulted from a conscious decision to reduce our technology exposure. The thought was accurate, but was not implemented aggressively or broadly enough to produce a positive return for the period. On the bright side, the damage would have been much greater if we had retained all of our tech holdings.

During the period, we took advantage of the extreme price declines in the technology sector and added a few positions at what we believe to be attractive valuations.

Portfolio Profile
April 30, 2001

Total net assets .............................................     $ 1.6 million
Inception date ...............................................  October 31, 2000
Asset Composition (based on total net assets)
  Common stocks ..............................................            86.64%
  Cash equivalents and other net assets ......................            13.36%
Number of holdings ...........................................                46

Top 10 holdings

  1.  Dynegy
  2.  Emerson Electric
  3.  BJ Services
  4.  Baxter International
  5.  Northrop Grumman
  6.  Transocean Sedco Forex
  7.  Petroleo Brasiliero ADR
  8.  International Business Machines
  9.  Citigroup
  10. Ciena

Industry Composition (based on total net assets)

Healthcare & Pharmaceuticals 21.00%
Energy 20.21%
Telecommunications 9.90%
Computers & Technology 9.59%
Electronics & Electrical Equipment 8.32%
Banking & Finance 4.43%
Aerospace & Defense 3.46%
Utilities 2.98%
Cable, Media & Publishing 2.33%
Environmental Services 1.43%
Transportation & Shipping 1.10%
Industrial Machinery 1.05%
Consumer Products 0.84%
Net Cash & Other Net Assets 13.36%

An expense limitation was in effect for The Large-Cap Growth Equity Portfolio during the period shown. Performance would have been lower if the expense limitation was not in effect. The Portfolio has been active for less than 12 months. The return is calculated from the inception date. Such short-term returns may not be meaningful, as they do not represent a longer-term perspective on the Portfolio's performance.

10 Delaware Pooled Trust o 2001 Semiannual Report

Mid-Cap Growth Equity:
Mid-Cap Growth Stocks Led Lower by Tech

Total Return
Six months ending April 30, 2001
--------------------------------------------------------------------------------
Mid-Cap Growth Equity                                                   (31.30)%
Russell Midcap Growth Index                                             (27.99)%
--------------------------------------------------------------------------------
The six months through April 30, 2001 saw significant declines in stock prices, as many companies began to experience the impact of a slowing economy. Although most major indices posted negative returns for the period, growth stocks were particularly hard hit as investors reassessed their methods of valuing those securities. The Russell Midcap Growth Index was down by nearly 28% during this period. The Mid-Cap Growth Equity Portfolio also performed poorly, with a (31.30)% return over the six-month period.

Technology-related stocks were the biggest source of negative returns over the period for both the Portfolio and the index. Numerous companies issued warnings concerning declines in future growth, including previously strong performers such as Extreme Networks. Business services also performed poorly during the period because of projected declines in corporate spending.

Financial and consumer-oriented stocks were the best performing issues during the period. The Federal Reserve's interest-rate cuts and continued mergers-and-acquisitions activity helped financial stocks. Retail and restaurant stocks also performed well as the decline in consumer spending was much smaller in magnitude as compared to business-related spending. Synovus Financial, Kohl's, and Darden Restaurants all posted double-digit gains during the period.

We have taken steps to reduce the overall risk of the Portfolio by lessening some of our larger technology hold- ings, and replacing them with more defensive-oriented financial and consumer issues. Longer term, however, we feel that technology still offers substantial benefits and represents the greatest opportunity for sizable investment gains. Because of this, we will continue to hold those companies that we believe are industry leaders and we expect to be the earliest beneficiaries of a change in market sentiment.

Portfolio Profile
April 30, 2001

Total net assets .............................................     $ 4.4 million
Inception date ............................................... February 27, 1992
Asset Composition (based on total net assets)
  Common stocks ..............................................            87.70%
  Cash equivalents and other net assets ......................            12.30%
Number of holdings ...........................................                45

Top 10 holdings
  1.  XL Capital Limited Class A
  2.  MGIC Investment
  3.  Concord EFS
  4.  Kohl's
  5.  Bed Bath & Beyond
  6.  Ambac Financial Group
  7.  Adelphia Communications Class A
  8.  Convergys
  9.  SunGard Data Systems
  10. Lehman Brothers Holdings

Industry Composition (based on total net assets)

Business Services 14.57%
Banking & Finance 13.89%
Insurance 13.01%
Telecommunications 11.75%
Retail 10.80%
Leisure, Lodging & Entertainment 6.41%
Technology/Software 4.32%
Cable, Media & Publishing 3.29%
Healthcare & Pharmaceuticals 2.34%
Basic Industry & Capital Goods 2.12%
Technology/Hardware 2.11%
Consumer Products 1.97%
Real Estate 0.71%
Energy 0.41%
Net Cash & Other Assets 12.30%

An expense limitation was in effect for The Mid-Cap Growth Equity Portfolio during the period shown. Performance would have been lower if the expense limitation was not in effect.

                               2001 Semiannual Report o Delaware Pooled Trust 11

Small-Cap Growth Equity:
Tech Stocks Pull Returns into Negative Territory

Total Return
Six months ending April 30, 2001
--------------------------------------------------------------------------------
Small-Cap Growth Equity                                                 (31.03)%
Russell 2000 Growth Index                                               (17.34)%
--------------------------------------------------------------------------------
The six months through April 30, 2001 saw significant declines in stock prices, as many companies began to experience the impact of a slowing economy. Although most major indices posted negative returns for the period, growth stocks were particularly hard hit as investors reassessed their methods of valuing those securities. The Russell 2000 Growth Index was down by more than 17% during this period. The Small-Cap Growth Equity Portfolio also performed poorly, with a (31.03)% return over the six-month period.

Technology-related stocks represented the largest weighting in both the Portfolio and the index, and were the biggest contributors to the period's negative returns. Numerous companies issued warnings concerning declines in future growth, including previously strong performers such as Network Appliance and Applied Micro Circuits. Business services also performed poorly during the period because of projected declines in corporate spending.

Financial and consumer-oriented stocks were the best performing issues during the period. The Federal Reserve's interest-rate cuts and continued mergers-and-acquisitions activity helped financial stocks. Retail and restaurant stocks also performed well as the decline in consumer spending was much smaller in magnitude as compared to business-related spending. Doral Financial, American Eagle Outfitters and CEC Entertainment all posted gains in excess of 50% during the period.

As we enter the summer months, the overall environment for growth stocks appears to be improving. A series of Federal Reserve interest-rate cuts may ultimately prove to be successful in preventing the severe recession that the markets were predicting in late 2000 and early 2001.

Portfolio Profile
April 30, 2001

Total net assets ...........................................      $ 33.4 million
Inception date .............................................  September 15, 1998
Asset Composition (based on total net assets)
  Common stocks ............................................              95.95%
  Cash equivalents and other net assets ....................               4.05%
Number of holdings .........................................                  81

Top 10 holdings
  1.  CEC Entertainment
  2.  Henry (Jack) & Associates
  3.  Radian Group
  4.  Tekelec
  5.  Micrel
  6.  Mettler-Toledo International
  7.  PartnerRe Limited
  8.  American Eagle Outfitters
  9.  Peregrine Systems
  10. Everest Re Group

Industry Composition (based on total net assets)

Banking, Finance & Insurance 14.22%
Technology/Software 13.17%
Leisure, Lodging & Entertainment 12.48%
Retail 11.42%
Telecommunications 10.12%
Healthcare & Pharmaceuticals 8.42%
Business Services 7.71%
Computers & Technology 4.97%
Cable, Media & Publishing 4.09%
Basic Industry & Capital Goods 2.91%
Buildings & Materials 1.67%
Consumer Services 1.59%
Food, Beverage & Tobacco 1.37%
Consumer Products 1.19%
Miscellaneous 0.62%
Net Cash & Other Net Assets 4.05%

An expense limitation was in effect for The Small-Cap Growth Equity Portfolio during the period shown. Performance would have been lower if the expense limitation was not in effect.

12 Delaware Pooled Trust o 2001 Semiannual Report

Real Estate Investment Trust II:
End-of-Year Profit Taking Propels Strong Performance

Total Return
Six months ending April 30, 2001
--------------------------------------------------------------------------------
Real Estate Investment Trust II                                            9.09%
NAREIT Equity REIT Index                                                  11.43%
--------------------------------------------------------------------------------
For the six-month period ending April 30, 2001, REITs continued to strongly outperform the equity markets as a whole. The Real Estate Investment Trust Portfolio II trailed its benchmark by posting a return of 9.09% for the period; the NAREIT Equity REIT Index returned 11.43%. The bulk of the Portfolio's gains came during the last weeks of December, when high-quality, growth-oriented, larger cap REITs were stellar performers. Among these were our holdings in Equity Office Properties Trust, Essex Property Trust and AvalonBay Communities.

At the end of 2000, we expected a cooling off period for equity REITs, which actually did occur. Many institutional investors took handsome profits in REITs at year's end, including value fund managers that sought to rebalance their portfolios. This, in part, is what created our under-performance vs. our benchmark for the six-month period. Another contributing factor was that, for the three-month period that began January 1, the companies that outperformed were characterized by extremely high dividend yields which we did not hold. Our view is that many of these companies have higher yields for a reason: because the quality, consistency and predictability of their cash flow stream is riskier than we are comfortable with. In short, during the first quarter of 2001, high yields in a floundering stock market exerted a strong pull, and the companies with the worst fundamentals posted the strongest gains.

We were gratified to see this pattern reverse itself in the last weeks of April. Trading patterns and valuations in real estate are getting back to what we consider to be more rational behavior, as investors concerned with growth, quality and safety appear to be tipping the balance. We anticipate that many of the companies in the Portfolio will implement healthy dividend increases this year, reflecting their financial strength.

Among the strongest performing sectors for the Portfolio have been healthcare and regional malls, and we've added to our weighting in both. We've also increased our weight in hotels and we've pared back our weighting in apartments and offices.

Portfolio Profile
April 30, 2001

Total net assets .............................................     $ 5.9 million
Inception date ...............................................  November 3, 1997
Asset Composition (based on total net assets)
  Common stocks...............................................            94.52%
  Cash equivalents and other net assets ......................             5.48%
Number of holdings ...........................................                31


Top 10 holdings
  1.  Equity Office Properties Trust
  2.  Apartment Investment & Management Class A
  3.  ProLogis Trust
  4.  Starwood Hotels & Resorts Worldwide
  5.  AMB Property
  6.  Duke-Weeks Realty
  7.  Pan Pacific Retail Properties
  8.  Prentiss Properties Trust
  9.  Equity Residential Properties Trust
  10. Chateau Communities

Industry Composition (based on total net assets)

Office REITs 18.92%
Multifamily REITs 14.96%
Mall REITs 11.76%
Industrial REITs 10.49%
Office/Industrial REITs 9.31%
Office/Operating Companies 7.23%
Manfactured Housing REITs 6.74%
Retail Strip Center REITs 6.41%
Diversified REITs 3.68%
Hotel REITs 2.74%
Healthcare REITs 2.28%
Net Cash & Other Assets 5.48%

Funds such as The Real Estate Investment Trust Portfolio II that concentrate investments in one industry may involve greater risks than more diversified funds, including a greater potential for volatility.

                               2001 Semiannual Report o Delaware Pooled Trust 13

Intermediate Fixed Income:
Corporate Exposure Bolsters Performance

Total Return
Six months ending April 30, 2001
--------------------------------------------------------------------------------
Intermediate Fixed Income                                                  6.70%
Lehman Brothers Intermediate
Government/Credit Index                                                    6.44%
--------------------------------------------------------------------------------
Four swift and measurable actions by the Federal Reserve to lower its target for short-term interest rates contributed to a more upbeat tone in the bond market over the six months through April 30, 2001. The Fed's combined two-percentage-point reduction in the Federal Funds rate since January 2001 restored positive momentum to the capital markets.

The Intermediate Fixed Income Portfolio, which shifted emphasis toward higher quality corporates early in the year, delivered an impressive 6.70% return for the six months ended April 30, 2001. Its performance bested that of the benchmark Lehman Brothers Intermediate Government/Credit Index, which returned 6.44%. The Portfolio's higher relative weighting in corporate bonds bolstered its results.

At the beginning of the reporting period last November, demand for corporate bonds was weak and issuance had all but halted. That changed in January after the Fed launched an aggressive campaign to lower interest rates to avert a recession. Corporations had the ability to refinance their capital structures at very favorable rates. This primarily benefited higher quality borrowers. Lower quality borrowers remained unable to access the capital markets.

As a result of refinancing activity, new issuance of investment-grade corporate debt increased substantially and supply was met with great demand. The race to own high quality corporates spurred a healthy rebound in that sector.

We increased the Portfolio's corporate exposure in January and February, and reduced its weighting in mortgages. With a steepening in the yield curve and low absolute yield in terms of Treasury rates, we thought there could be a dramatic increase in prepay risk in the mortgage portion of the Portfolio.

Going forward, we may further increase the Portfolio's corporate exposure. Our decision to buy will be based on clear signs that corporate earnings have bottomed. If that happens, we think higher quality companies will have a competitive advantage over lower quality companies, and that should benefit the types of issues held in the Portfolio.

Portfolio Profile
April 30, 2001

Total net assets .............................................     $ 6.3 million
Inception date ...............................................    March 12, 1996
Number of holdings ...........................................                48

Top 10 holdings

  1.  U.S. Treasury Notes 5.75% 11/15/05
  2.  U.S. Treasury Notes 4.25% 3/31/03
  3. Philadelphia, Pennsylvania Authority for Industrial Development Series 97A 6.488% 6/15/04
  4.  WorldCom 7.55% 4/1/04
  5.  Federal National Mortgage Association 5.50% 2/15/06
  6.  Ford Credit Auto Owner Trust Series 01-B A5 5.36% 6/15/05
  7.  Federal National Mortgage Association 7.00% 7/15/05
  8.  USA Waste Services 6.125% 7/15/01
  9.  Wells Fargo 7.55% 6/21/10
  10. Federal National Mortgage Association 7.00% 10/1/29

Asset Composition (based on total net assets)

Corporate Bonds 41.98%
Agency Mortgage-Backed Securities 14.86%
U.S. Treasury Obligations 12.37%
Asset-Backed Securities 9.78%
Commercial Mortgage-Backed Securities 7.28%
Agency Obligations 6.52%
Agency Collateralized Mortgage Obligations 3.85%
Preferred Stock 1.23%
Net Cash & Other Assets 2.13%

An expense limitation was in effect for The Intermediate Fixed Income Portfolio during the period shown. Performance would have been lower if the expense limitation was not in effect.

14 Delaware Pooled Trust o 2001 Semiannual Report

Aggregate Fixed Income:
Fed Easing Fuels Rally in Corporate Sector

Total Return
Six months ending April 30, 2001
--------------------------------------------------------------------------------
Aggregate Fixed Income                                                     6.90%
Lehman Brothers Aggregate Bond Index                                       6.22%
--------------------------------------------------------------------------------
In the six months through April 30, 2001, a more upbeat tone emerged in the bond market as the Federal Reserve took swift and measurable actions to lower its target for short-term interest rates. The combined two-percentage-point reduction in the Federal Funds rate since January 2001 helped restore positive momentum to the capital markets.

The Aggregate Fixed Income Portfolio, which shifted emphasis toward higher quality corporates early in the year, turned in a solid 6.90% return for the six months ended April 30. Its performance bested that of the benchmark Lehman Brothers Aggregate Bond Index, which returned 6.22%. The Portfolio's higher relative weighting in corporate bonds enhanced its results. Additionally, bonds with longer maturities, such as those in the portfolio, generally performed well relative to those at the intermediate and short end of the yield curve.

As we began the reporting period last November, demand for corporate bonds was weak and issuance had all but halted. That changed in January after the Fed launched an aggressive campaign to lower interest rates to avert a recession. Corporations were able to refinance their capital structures at very favorable rates. This benefited higher quality borrowers, while lower quality borrowers continued to be denied access the capital markets.

New issuance of investment-grade corporate debt increased substantially as a result of refinancing activity, and supply was met with great demand. The race to own high quality corporates fueled a healthy rebound in that sector.

We increased the Portfolio's corporate exposure in January and February, and reduced its weighting in mortgages. With a steepening in the yield curve and low absolute yield in terms of Treasury rates, we thought there could be a dramatic increase in prepay risk in the mortgage portion of the Portfolio.

Going forward, we may further increase the Portfolio's corporate exposure. We are awaiting clear signs that corporate earnings have bottomed before we do so. If that happens, we think higher quality companies will have a competitive advantage over lower quality companies, and that should benefit the types of issues held in the Portfolio.

Portfolio Profile
April 30, 2001

Total net assets ............................................      $ 7.8 million
Inception date ..............................................  December 29, 1997
Number of holdings ..........................................                 65

Top 10 holdings
  1.   Federal National Mortgage Association 7.00% 2/1/30
  2.   U.S. Treasury Notes 6.875% 8/15/25
  3.   Federal National Mortgage Association 6.50% 5/1/16
  4.   U.S. Treasury Notes 5.75% 11/15/05
  5.   U.S. Treasury Inflation Index Notes 3.625% 1/15/08
  6.   Federal Home Loan Mortgage Corporation 7.00% 11/1/30
  7.   Federal National Mortgage Association 7.25% 1/15/10
  8.   U.S. Treasury Notes 5.00% 2/15/11
  9.   Ford Motor Credit 6.875% 2/1/06
  10.  WorldCom 7.55% 4/1/04

Asset Composition (based on total net assets)

Corporate Bonds 38.66%
Agency Mortgage-Backed Securities 20.34%
U.S. Treasury Obligations 14.30%
Asset-Backed Securities 7.63%
Commercial Mortgage-Backed Securities 5.62%
Agency Obligations 5.37%
Agency Collateralized Mortgage Obligations 3.26%
Preferred Stock 1.33%
Net Cash & Other Assets 3.49%

An expense limitation was in effect for The Aggregate Fixed Income Portfolio during the period shown. Performance would have been lower if the expense limitation was not in effect.

                               2001 Semiannual Report o Delaware Pooled Trust 15

High-Yield Bond:
A Wrong Turn on the Road to Recovery

Total Return
Six months ending April 30, 2001
--------------------------------------------------------------------------------
High-Yield Bond                                                          (4.03)%
Salomon Smith Barney
High-Yield Cash Pay Index                                                  3.55%
--------------------------------------------------------------------------------
Heading into the six-month reporting period, we were optimistic for a rebound in the high-yield bond market. The timing of such a turnaround was uncertain as the market continued to be plagued by defaults, weak demand, and poor trading conditions. A bright spot arose in mid-December, however, as investors realized that, after three years of underperformance, high-yield bonds were significantly undervalued.

Equity investors looking for a value play were quickly drawn to high-yield bonds. Cash flows into high-yield bond funds increased and the long-awaited rally got underway. The run-up in high-yield extended through January. But by February, any gains were erased as investors began to question whether the low valuations were really based on weak foundations.

As investors pulled back, high-yield bonds tumbled. Telecom issues took the biggest hit, which had a negative impact on The High-Yield Bond Portfolio. The Portfolio lost 4.03% for the six months ended April 30, 2001. That fell well short of the positive 3.55% return of its benchmark, the Salomon Smith Barney High-Yield Cash Pay Index.

As we noted in our report last October, we increased the Portfolio's position in telecommunications companies. We believed the sector was undervalued and, therefore, we took an overweighted position in telecom relative to the benchmark. When telecom fell from grace in February, our holdings did as well.

Since then, we have pared back our telecom position to include only those names in which we have the utmost confidence, such as Nextlink (now XO
Communications), Level 3 Communications and Nextel Communications.

In the current environment, we expect to increase the Portfolio's position in more defensive sectors, including cable and healthcare. We are now seeing investors flock to these types of companies. Unlike telecommunications, these sectors do not rely on additional financing to fulfill their business plans and are further along in their corporate lifecycle.

Portfolio Profile
April 30, 2001

Total net assets .............................................     $ 3.6 million
Inception date ...............................................  December 2, 1996
Number of holdings ...........................................               113

Top 10 holdings
  1.  Global Crossing 8.70% 8/1/07
  2.  AES 9.375% 9/15/10
  3.  Charter Communications 8.625% 4/1/09
  4.  Pride International 10.00% 6/1/09
  5.  Parker Drilling 9.75% 11/15/06
  6.  Triad Hospitals 8.75% 5/1/09
  7.  Flextronics International 9.875% 7/1/10
  8.  Dobson Communications 10.875% 7/1/10
  9.  HCA - The Healthcare Company 7.875% 2/1/11
  10. Alliance Gaming 10.00% 8/1/07

Asset Composition (based on total net assets)

Telecommunications 18.92%
Cable, Media & Publishing 11.78%
Industrial Machinery 10.40%
Energy 9.75%
Leisure, Lodging & Entertainment 8.79%
Healthcare & Pharmaceuticals 7.11%
Utilities 5.08%
Electronics & Electrical Equipment 3.94%
Chemicals 3.65%
Retail 3.03%
Government Bonds 2.93%
Paper & Forest Products 2.11%
Metals & Mining 1.53%
Food, Beverage & Tobacco 1.49%
Building & Materials 1.38%
Transportation & Shipping 1.33%
Banking, Finance & Insurance 0.60%
Preferred Stock 1.79%
Net Cash & Other Assets 4.39%

An expense limitation was in effect for The High-Yield Bond Portfolio during the period shown. Performance would have been lower if the expense limitation was not in effect.

16 Delaware Pooled Trust o 2001 Semiannual Report

Diversified Core Fixed Income:
Quality Focus Yields Strong Results

Total Return
Six months ending April 30, 2001
--------------------------------------------------------------------------------
Diversified Core Fixed Income                 7.85%
Lehman Brothers Aggregate Bond Index          6.22%
--------------------------------------------------------------------------------
The Diversified Core Fixed Income Portfolio turned in a stellar 7.85% return for the six months ended April 30, 2001. Our results surpassed the 6.22% return of the benchmark Lehman Brothers Aggregate Bond Index. Our higher relative weighting in high quality corporate bonds enhanced our return.

Since the start of the Portfolio's fiscal year last November, the overall tone in the U.S. bond market improved. Four swift and measurable actions by the Federal Reserve to lower its target for short-term interest rates helped restore positive momentum, especially in the corporate sector. In early 2001, corporations seized the opportunity to refinance their capital structures at lower rates. Higher quality issuers benefited the most, while lower quality issuers had virtually no access to the capital markets.

As a result of refinancing activity, new issuance of investment-grade corporate debt increased substantially and supply was met with great demand. The race to own high quality corporate bonds fueled a healthy rebound in that sector.

We increased the Portfolio's high-grade corporate exposure in January and February, and reduced its weighting in mortgages based on our concerns about prepayment risk. We remained underweighted in high-yield bonds, which proved to be beneficial as that sector declined sharply in February following a brief rally. This positioning was consistent with our current focus on higher quality issues.

We may increase the Portfolio's allocation to higher quality corporate bonds if we see clear signs that corporate earnings have bottomed. If that happens, we think higher quality companies will have a competitive advantage over lower quality companies, and that should benefit the types of issues held in the Portfolio.

Portfolio Profile
April 30, 2001

Total net assets ............................................      $ 8.2 million
Inception date ..............................................  December 29, 1997
Number of holdings ..........................................                165

Top 10 holdings
  1.  Federal National Mortgage Association 7.00% 7/25/30
  2.  Government National Mortgage Association 7.00% 1/15/31
  3.  Federal National Mortgage Association 6.50% 5/1/16
  4.  Government National Mortgage Association 6.50% 1/15/28
  5.  U.S. Treasury Notes 5.875% 11/15/05
  6.  U.S. Treasury Notes 5.00% 2/15/11
  7.  France Government O.A.T. 5.50% 4/25/10
  8. Philadelphia, Pennsylvania Authority For Industrial Development Tax Claim Revenue Series 97-A 6.488% 6/15/04
  9.  WorldCom 7.55% 4/1/04
  10. Portugal Government 5.375% 6/23/08

Asset Composition (based on total net assets)

Corporate Bonds 35.03%
Agency Mortgage-Backed Securities 25.27%
Foreign Bonds 17.22%
U.S. Treasury Obligations 8.61%
Asset-Backed Securities 5.60%
Commercial Mortgage-Backed Securities 4.56%
Agency Collateralized Mortgage Obligations 1.53%
Preferred Stock 0.95%
Agency Obligations 0.61%
Net Cash & Other Assets 0.62%

An expense limitation was in effect for The Diversified Core Fixed-Income Portfolio during the period shown. Performance would have been lower if the expense limitation was not in effect.

                               2001 Semiannual Report o Delaware Pooled Trust 17

Global Equity:
U.S. and Japanese Pressures Strain Markets World-Wide

Total Return
Six months ended April 30, 2001
--------------------------------------------------------------------------------
Global Equity                                                              2.99%
Morgan Stanley Capital
International World Index (net)                                         (10.70)%
--------------------------------------------------------------------------------
Turbulent stock market conditions continued to take their toll on global equity investors during the six-month period ended April 30, 2001. Not only was nearly every major global equity index in negative territory during the period, but for the first time in a decade, investors had to contend with the world's top two economies--the U.S. and Japan--struggling simultaneously. Continuous waves of negative economic news coupled with severe profit warnings--particularly in the TMT (technology, media and telecommunications) related sectors--were the impetus behind these declining markets.

Amid this difficult environment, the Global Equity Portfolio was up 2.99% for the six-month period ended April 30, 2001, while its benchmark--the MSCI World Index--declined 10.70% over the same period. We attribute this outperformance, for the most part, to the Portfolio's strong value style, good stock selection and prudent sector weightings. The Portfolio also benefited from its generally low exposure to the TMT sectors, although we continue to monitor this area closely for buying opportunities.

While the Pacific markets were generally weak during the period, our overweighted position in New Zealand worked advantageously for us as the currency posted positive returns. We are confident in our overweighted positions in New Zealand and Australian dollars, as we feel both currencies are extremely undervalued. Additionally, we believe that the valuations offered in the Euro are also compelling.

In Europe, where we maintain an underweighted position overall, the markets were mixed during the period. Finland and Sweden were the main casualties of the TMT fallout, as these countries have high exposure to the telecommunications sector.

Our exposure to the Japanese and U.S. markets--though minimal--held back our performance throughout the period, as these countries continued to be plagued by economic pressures. We expect to maintain our under-weighted positions in these markets until we feel that clear economic solutions have emerged.

An expense limitation was in effect for The Global Equity Portfolio during the period shown. Performance would have been lower if the expense limitation was not in effect. The Portfolio also charges a 0.40% purchase reimbursement fee and a 0.30% redemption reimbursement fee: these fees are not reflected in the returns shown above. Returns would have been lower had these fees been deducted.


Portfolio Profile
April 30, 2001

Total net assets .............................................     $ 3.4 million
Inception date ...............................................  October 15, 1997
Asset Composition (based on total net assets)
  Common stocks ..............................................            97.47%
  Cash equivalents and other net assets ......................             2.53%
Number of holdings ...........................................                68

Top 10 holdings
  1.  GlaxoSmithKline
  2.  Bass
  3.  British Airways
  4.  PowerGen
  5.  Bayerische Hypo-und Vereinsbank
  6.  GKN
  7.  RWE
  8.  Royal Dutch Petroleum
  9.  Minnesota Mining and Manufacturing
  10. Bayer

Geographic Composition (based on total net assets)

United States 33.71%
United Kingdom 20.26%
Germany 8.21%
Australia 6.87%
France 6.12%
Netherlands 5.33%
Hong Kong 3.65%
Japan 2.98%
Spain 2.63%
New Zealand 1.70%
South Africa 1.52%
Belgium 1.33%
Malaysia 0.89%
Singapore 0.89%
Republic of Korea 0.89%
Finland 0.49%
Net Cash & Other Assets 2.53%

18 Delaware Pooled Trust o 2001 Semiannual Report

International Equity:
Tech Volatility Continues to Haunt Equity Markets

Total Return
Six months ended April 30, 2001
--------------------------------------------------------------------------------
International Equity                                                       3.96%
Morgan Stanley Capital International
EAFE Index (net)                                                         (8.01)%
--------------------------------------------------------------------------------
Turbulent stock market conditions continued to take their toll on international investors during the six-month period ended April 30, 2001. Not only was nearly every major global index in negative territory during the period, but for the first time in a decade, investors had to contend with the world's top two economies--the U.S. and Japan--struggling simultaneously. Continuous waves of negative economic news coupled with severe profit warnings--particularly in the TMT (technology, media and telecommunications) related sectors--were the impetus behind these declining markets.

Amid this difficult environment, the International Equity Portfolio was up 3.96% for the six-month period ended April 30, 2001, while its benchmark--the MSCI EAFE Index--declined 8.01% over the same period. We attribute this outperformance, for the most part, to the Portfolio's strong value style, good stock selection and prudent sector weightings. The Portfolio also benefited from its generally low exposure to the TMT sectors, although we continue to monitor this area closely for buying opportunities.

Although the Pacific markets were generally weak during the period, our overweighted position in New Zealand worked advantageously for us as the currency posted positive returns. We are confident in our overweighted positions in New Zealand and Australian dollars, as we feel both currencies are extremely undervalued. Additionally, we believe that the valuations offered in the Euro are also compelling.

In Europe, where we maintain an underweighted position overall, the markets were mixed during the period. Finland and Sweden were the main casualties of the TMT fallout, as these countries have high exposure to the telecommunications sector.

The Portfolio's performance was held back by its holdings in Japan, though minimal, as its economy continues to face economic pressure.

Portfolio Profile
April 30, 2001

Total net assets .............................................   $ 543.5 million
Inception date ...............................................  February 4, 1992
Asset Composition (based on total net assets)
  Common stocks ..............................................            96.22%
  Cash equivalents and other net assets ......................             3.78%
Number of holdings ...........................................                53

Top 10 holdings
  1.  Canon
  2.  Total Fina Class B ADR
  3.  Great Universal Stores
  4.  GlaxoSmithKline
  5.  Bass
  6.  National Australia Bank
  7.  Societe Generale
  8.  PowerGen
  9.  Halifax
  10. Hitachi

Geographic Composition (based on total net assets)

United Kingdom 28.85%
Japan 12.95%
Australia 9.71%
France 9.70%
Germany 8.82%
Netherlands 6.86%
Spain 5.96%
Hong Kong 3.86%
New Zealand 2.42%
South Africa 2.31%
Republic of Korea 1.18%
Belgium 1.14%
Singapore 0.94%
Finland 0.91%
Malaysia 0.61%
Net Cash & Other Assets 3.78%

                               2001 Semiannual Report o Delaware Pooled Trust 19

Labor Select International Equity:
Seeking Value in the New Zealand and Australia

Total Return
Six months ended April 30, 2001
--------------------------------------------------------------------------------
Labor Select International Equity                                          4.97%
Morgan Stanley Capital International
EAFE Index (net)                                                         (8.01)%
--------------------------------------------------------------------------------
Turbulent stock market conditions continued to take their toll on international investors during the six-month period ended April 30, 2001. Continuous waves of negative economic news coupled with severe profit warnings--particularly in the TMT (technology, media and telecommunications) related sectors--were the impetus behind these declining markets.

Amid this difficult environment, the Labor Select International Equity Portfolio was up 4.97% for the six-month period ended April 30, 2001, while its benchmark--the MSCI EAFE Index--declined 8.01% over the same period. We attribute this outperformance, for the most part, to the Portfolio's strong value style, good stock selection and prudent sector weightings. The Portfolio also benefited from its generally low exposure to the TMT sectors, although we continue to monitor this area closely for buying opportunities.

Although the Pacific markets were generally weak during the period, we benefited from having an overweighted position in New Zealand, as the currency performed strongly throughout the reporting period. We currently feel that the currencies in both New Zealand and Australia are extremely undervalued, and we therefore, expect to maintain an underweighted position in these markets. Additionally, we believe the valuations offered in the Euro are also compelling.

In Europe, where we maintain an underweighted position overall, the markets were mixed during the period.

Finland and Sweden were the main casualties of the TMT fallout, as these countries have high exposure to the telecommunications sector.

The Portfolio also benefited from having low exposure to Japan and no exposure to Singapore, as both markets faced severe economic pressures during the six-month period. We do not plan to increase our holdings in Japan until we feel that clear solutions to their economic problems have emerged.

Portfolio Profile
April 30, 2001

Total net assets ............................................     $ 88.3 million
Inception date ..............................................  December 19, 1995
Asset composition (based on total net assets)
  Common stocks .............................................             98.12%
  Cash equivalents and other net assets .....................              1.88%
Number of holdings ..........................................                 43

Top 10 holdings
  1.  Societe Generale
  2.  Canon
  3.  Total Fina Class B ADR
  4.  GlaxoSmithKline
  5.  Halifax Group
  6.  West Japan Railway
  7.  Bayerische Hypo-und Vereinsbank
  8.  Iberdrola
  9.  Great Universal Stores
  10. PowerGen

Geographic Composition (based on total net assets)

United Kingdom 32.37%
Japan 14.17%
Germany 11.43%
Australia 10.41%
France 10.09%
Netherlands 8.44%
Spain 5.94%
New Zealand 2.95%
Belgium 1.51%
Finland 0.81%
Net Cash & Other Assets 1.88%

An expense limitation was in effect for The Labor Select International Equity Portfolio during the period shown. Performance would have been lower if the expense limitation was not in effect.

20 Delaware Pooled Trust o 2001 Semiannual Report

International Large-Cap Equity:
Valuation Corrections Continue to Reign Markets

Total Return
Six months ended April 30, 2001
--------------------------------------------------------------------------------
International Large-Cap Equity                                             1.46%
Morgan Stanley Capital International
EAFE Index (net)                                                         (8.01)%
--------------------------------------------------------------------------------
Turbulent stock market conditions continued to take their toll on international investors during the six-month period ended April 30, 2001. Not only was nearly every major global index in negative territory during the period, but for the first time in a decade, investors had to contend with the world's top two economies--the U.S. and Japan--struggling simultaneously. Continuous waves of negative economic news coupled with severe profit warnings--particularly in the TMT (technology, media and telecommunications) related sectors--were the impetus behind these declining markets.

Amid this difficult environment, the International Large-Cap Equity Portfolio was up 1.46% for the six-month period ended April 30, 2001, while its benchmark--the MSCI EAFE Index--declined 8.01% over the same period. We attribute this outperformance, for the most part, to the Portfolio's strong value style, good stock selection and prudent sector weightings. The Portfolio also benefited from its generally low exposure to the TMT sectors, although we continue to monitor this area closely for buying opportunities.

Although the Pacific markets were generally weak during the period, our overweighted position in New Zealand worked advantageously for us as the currency posted positive returns. We are confident in our overweighted positions in New Zealand and Australian dollars, as we feel both currencies are extremely undervalued. Additionally, we also believe that the valuations offered in the Euro are also compelling.

In Europe, where we maintain an underweighted position overall, the markets were mixed during the period. Finland and Sweden were the main casualties of the TMT fallout, as these countries have high exposure to the telecommunications sector.

The Portfolio's performance was held back by its holdings in Japan, though minimal, as its economy continues to face economic pressure.

Portfolio Profile
April 30, 2001

Total net assets ............................................      $ 2.9 million
Inception date ..............................................  December 14, 1999
Asset Composition (based on total net assets)
  Common stocks .............................................             97.38%
  Cash equivalents and other net assets .....................              2.62%
Number of holdings ..........................................                 39

Top 10 holdings
  1.  Canon
  2.  Societe Generale
  3.  Total Fina Class B ADR
  4.  PowerGen
  5.  GlaxoSmithKline
  6.  Hong Kong Electric
  7.  HSBC
  8.  Boots
  9.  Bayer
  10. Bass

Geographic Composition (based on total net assets)

United Kingdom 28.99%
Japan 11.69%
Australia 11.02%
France 10.71%
Germany 9.43%
Netherlands 8.61%
Spain 6.85%
Hong Kong 3.26%
New Zealand 1.90%
Singapore 1.65%
Belgium 1.50%
Republic of Korea 1.03%
Finland 0.74%
Net Cash & Other Assets 2.62%

An expense limitation was in effect for The International Large-Cap Equity Portfolio during the period shown. Performance would have been lower if the expense limitation was not in effect. The Portfolio also charges a 0.45% purchase reimbursement fee and a 0.35% redemption reimbursement fee; these fees are not reflected in the returns shown above. Returns would have been lower had these fees been deducted.

                               2001 Semiannual Report o Delaware Pooled Trust 21

International Small-Cap:
Upward Cycle for Small Caps Emerges

Total Return
Six months ended April 30, 2001
--------------------------------------------------------------------------------
International Small-Cap                                                    6.28%
Salomon Smith Barney
Extended Market Index (ex-U.S.)                                          (4.33)%
--------------------------------------------------------------------------------
Despite the turbulent conditions that have rattled the international stock markets throughout the six-month period ended April 30, 2001, the International Small-Cap Portfolio managed to provide a solid return of 6.28%. The Portfolio surpassed its benchmark, the Salomon Smith Barney Extended Market Index, which declined 4.33% for the same period. We attribute this outperformance to good stock selection, rigorous "sell" discipline, active sector monitoring, and prudent portfolio weightings.

Throughout the fiscal period, the Portfolio benefited from its positions in France and the Netherlands, yet was held back by its holdings in Germany and Finland. We believe the weakness in these markets was caused by the extreme volatility in the technology sectors--particularly in telecommunications. This turbulent market environment took its toll on the stocks of many international technology-related companies. However, we believe that many of these technology stocks will soon return to normal valuations and should present a favorable buying opportunity.

The Portfolio's weightings have changed somewhat throughout the period. We have benefited from takeover activity in the UK and the Netherlands and have subsequently reduced our exposure to the UK market. Funds have been re-deployed in new holdings in Germany, New Zealand and the Netherlands, while some existing positions in France and the UK were increased.

We also continue to focus on regions where heavily undervalued currencies present attractive opportunities. We believe that the strongest example of this is in New Zealand and Australia, where very reasonably priced local markets and undervalued currencies offer a convincing argument for our overweighted position. We also remain overweighted in the U.K. and selected Continental European countries, where we believe many valuations remain compelling.

Portfolio Profile
April 30, 2001

Total net assets .............................................     $ 3.1 million
Inception date ...............................................     July 20, 1999
Asset Composition (based on total net assets)
  Common stocks ..............................................            92.57%
  Cash equivalents and other net assets ......................             7.43%
Number of holdings ...........................................                76

Top 10 holdings
  1.  Lindt & Spruengli
  2.  Rexam
  3.  Northern Foods
  4.  PizzaExpress
  5.  Otsuka Kagu Limited
  6.  TTP Communications
  7.  SMRT Corporation
  8.  Suess Microtec
  9.  Ludwig Beck AM Rathauseck
  10. Harvey Nichols

Geographic Composition (based on total net assets)

United Kingdom 29.07%
Japan 13.88%
France 11.82%
Germany 11.43%
Netherlands 5.75%
Singapore 4.68%
Hong Kong 4.26%
New Zealand 2.70%
Switzerland 2.69%
Australia 2.03%
Italy 1.20%
Norway 1.06%
Denmark 0.86%
Spain 0.65%
Finland 0.49%
Net Cash & Other Assets 7.43%

An expense limitation was in effect for The International Small-Cap Portfolio during the period shown. Performance would have been lower if the expense limitation was not in effect. The Portfolio also charges a 0.55% purchase reimbursement fee and a 0.45% redemption reimbursement fee; these fees are not reflected in the returns shown above. Returns would have been lower had these fees been deducted.

22 Delaware Pooled Trust o 2001 Semiannual Report

Emerging Markets:
Finding Opportunities in China

Total Return
Six months ended April 30, 2001
--------------------------------------------------------------------------------
Emerging Markets                                                           5.61%
Morgan Stanley Capital International
Emerging Markets Free Index                                              (7.26)%
--------------------------------------------------------------------------------
The Emerging Markets Portfolio was up a strong 5.61% for the six-month period ended April 30, 2001, outperforming its benchmark by more than 1200 basis points. The benchmark, the Morgan Stanley Capital International Emerging Markets Free Index, posted a net loss of 7.26% for the period. In fact, almost every major stock market index was in negative territory throughout the period, driven largely by the ever-volatile telecommunications, media and technology (TMT) sectors.

Our consistent adherence to a disciplined and rigorous value strategy--with a focus on sustainable profitability and sound fundamental prospects for both companies and countries--have kept us in good stead. This investment process prevented us from buying in the TMT sector, which we have believed to be unrealistically overvalued. While this philosophy held back returns over a year ago, when many TMT stocks were posting substantial returns, it rewarded us when these stocks took a tumble. Moreover, the cheap valuations of the "old-economy" stocks held in the Portfolio provided a shield during the recent market underperformance.

The Portfolio's weightings, during the reporting period, have essentially remained unchanged. We remained over- weighted in Brazil and South Africa, with strong positions in China and India. We were underweighted in Korea due to its slow corporate debt restructuring, and also in Taiwan because of limited accessibility to its domestic equity market, also with relatively high valuations.

China was the top contributor to the Portfolio's performance during the period, resulting mainly from stock selection. In Mexico, however, the market was weak, yet the Portfolio was minimally affected due to our underweighted position.

Portfolio Profile
April 30, 2001

Total net assets .............................................   $ 127.0 million
Inception date ...............................................    April 14, 1997
Asset Composition (based on total net assets)
  Common stocks ..............................................            93.06%
  Cash equivalents and other net assets ......................             6.94%
Number of holdings ...........................................                69

Top 10 holdings
  1.  Iscor
  2.  Administradora de Fondos de Pensiones Provida ADR
  3.  Yageo GDR
  4.  ABSA Group
  5.  Zhejiang Expressway
  6.  Cemex de C.V.
  7.  Videsh Sanchar Nigam ADR
  8.  Beijing Capital International Airport
  9.  Guangshen Railway
  10. Sasol

Geographic Composition (based on total net assets)

South Africa 15.87%
Brazil 14.57%
China 10.98%
India 8.59%
Taiwan 5.93%
Republic of Korea 4.52%
Mexico 4.51%
Chile 3.44%
Russia 2.88%
Thailand 2.84%
Malaysia 2.76%
Croatia 2.20%
Israel 2.11%
United States 1.94%
Hong Kong 1.82%
Other Countries 8.10%
Net Cash & Other Assets 6.94%

The Portfolio charges a 0.75% purchase reimbursement and a 0.75% redemption reimbursement fee; these fees are not reflected in the returns shown above. Returns would have been lower had these fees been deducted.

                               2001 Semiannual Report o Delaware Pooled Trust 23

Global Fixed Income:
Volatility in Equities Creates Opportunities in Bonds

Total Return
Six months ended April 30, 2001
--------------------------------------------------------------------------------
Global Fixed Income                                                        7.04%
Salomon Smith Barney
World Government Bond Index                                                2.06%
--------------------------------------------------------------------------------
For the six-month period ended April 30, 2001, the Global Fixed Income Portfolio returned 7.04%, strongly outperforming its benchmark, the Salomon Smith Barney World Government Bond Index, which returned 2.06%. All the major bond markets did well in local-currency terms during this period, as they did for most of 2000, with only rather small differences in performance. In essence, this has reflected continuing low inflation around the world, and in early 2001 bond markets were also helped by falling interest rates, notably in the U.S.

The main source of the Portfolio's strong outperformance throughout the six months came primarily from currency. The first thing to note is that the outperformance is surprising, in that it has come in a period when the dollar was strong on average, yet we are underweighted in the dollar. Principally, it has reflected the fact that we are strongly underweighted in the yen, which was much the weakest performer, while also having relatively high exposure to the euro and the New Zealand dollar, both of which were strongly up. Our Australian dollar exposure was a negative influence, but this was relatively small.

The Portfolio's weightings remained essentially unchanged and we continue to have significant exposure to what we consider to be fundamentally high-value markets. For example, we see much better real yields in the euro, Australian and New Zealand bond markets than we do in the U.S. and Japan, which currently offer historically low real yields. We were overweighted in all three markets, which also benefit from having extremely undervalued currencies.

We continue to believe that the outlook for most global fixed-income markets is very positive relative to U.S. dollar bonds. In part, this is because we believe the U.S. dollar is severely overvalued against many currencies, though we expect it to weaken as it would help derail a recession.

Portfolio Profile
April 30, 2001

Total net assets ............................................    $ 297.7 million
Inception date ..............................................  November 30, 1992
Asset Composition (based on total net assets)
  Bonds .....................................................             97.04%
  Cash equivalents and other net assets .....................              2.96%
Number of holdings ..........................................                 35

Top 10 holdings
  1.  U.S. Treasury Inflation Index Notes 3.625% 1/15/08
  2.  Deutschland Republic 6.25% 1/4/24
  3.  Government of France 4.00% 10/25/09
  4.  Kingdom of Belgium 5.75% 9/28/10
  5.  Government of France 5.00% 7/12/05
  6.  New Zealand Government 6.00% 11/15/11
  7.  New Zealand Government 7.00% 7/15/09
  8.  Baden Wurt L-Finance 6.625% 8/20/03
  9.  Treuhandansstalt 6.875% 6/11/03
  10. Rheinische Hypothekenbank 5.75% 7/5/10

Geographic Composition (based on total net assets)

Germany 21.59%
United States 11.85%
New Zealand 10.68%
France 10.34%
Netherlands 8.93%
Australia 7.19%
Austria 6.09%
Belgium 4.90%
SupraNational 4.14%
Canada 3.10%
Italy 3.00%
Finland 2.63%
Norway 1.73%
Korea 0.87%
Net Cash & Other Assets 2.96%

An expense limitation was in effect for The Global Fixed Income Portfolio during the period shown. Performance would have been lower if the expense limitation was not in effect.

24 Delaware Pooled Trust o 2001 Semiannual Report

International Fixed-Income:
Good Opportunities in Non-U.S. Bonds

Total Return
Six months ended April 30, 2001
--------------------------------------------------------------------------------
International Fixed-Income                                                 5.80%
Salomon Smith Barney Non-U.S.
World Government Bond Index                                                1.00%
--------------------------------------------------------------------------------
For the six-month period ended April 30, 2001, the International Fixed Income Portfolio returned 5.80%, strongly outperforming its benchmark, the Salomon Smith Barney Non-U.S. World Government Bond Index, which returned 1.00%. All the major bond markets did well in local-currency terms during this period, as they did for most of 2000, with only rather small differences in performance. In essence, this has reflected continuing low inflation around the world, and in early 2001 bond markets were also helped by falling interest rates, notably in the U.S.

The Portfolio's strong outperformance throughout the six months came primarily from currency. The first thing to note is that the outperformance is surprising, in that it has come in a period when the U.S. dollar was strong on average, yet we have no exposure to the dollar. Principally, it has reflected the fact that we are strongly underweighted in the yen, which was much the weakest performer, while also having relatively high exposure to the euro and the New Zealand dollar, both of which were strongly up. Our Australian dollar exposure was a negative influence, but this was relatively small.

The Portfolio's weightings remained essentially unchanged during the period and we continue to have significant exposure to what we consider to be fundamentally high-value markets. For example, we see much better real yields in the euro, Australian and New Zealand bond markets than we do in Japan, which is currently offering historically low real yields. We were overweighted in all three markets, which also benefited from having extremely undervalued currencies.

We continue to believe that the outlook for most international fixed-income markets is very positive relative to U.S. dollar bonds. In part, this is because we believe the U.S. dollar is severely overvalued against many currencies, although we do expect it to weaken which would help derail a recession.

Portfolio Profile
April 30, 2001

Total net assets .............................................    $ 36.6 million
Inception date ...............................................    April 11, 1997
Asset Composition (based on total net assets)
  Bonds ......................................................            97.62%
  Cash equivalents and other net assets ......................             2.38%
Number of holdings ...........................................                32

Top 10 holdings
  1.  Deutschland Republic 4.00% 7/4/09
  2.  Deutschland Republic 6.00% 1/4/07
  3.  New Zealand Government 7.00% 7/15/09
  4.  Kingdom of Belgium 5.75% 9/28/10
  5.  Government of France 4.00% 10/25/09
  6.  Baden Wurt Finance 5.25% 9/26/01
  7.  Republic of Finland 9.50% 3/15/04
  8.  Queensland Treasury Global 6.50% 6/14/05
  9.  International Finance Corporation 6.75% 7/15/09
  10. Lbank Rheinland Pfalz Giro 4.50% 10/21/03

Geographic Composition (based on total net assets)

Germany 33.98%
Supranational 13.62%
New Zealand 9.22%
Netherlands 8.34%
Australia 6.95%
Belgium 4.49%
France 4.48%
United States 4.15%
Finland 4.10%
Spain 3.41%
Italy 2.46%
Austria 2.42%
Net Cash & Other Assets 2.38%

An expense limitation was in effect for The Global Fixed Income Portfolio during the period shown. Performance would have been lower if the expense limitation was not in effect.

                               2001 Semiannual Report o Delaware Pooled Trust 25

Delaware Pooled Trust: The Large-Cap Value Equity Portfolio
Statement of Net Assets
April 30, 2001
(Unaudited)
                                                Number               Market
                                              of Shares              Value
 ----------------------------------------------------------------------------
 COMMON STOCK: 98.44%
 Aerospace & Defense: 3.03%
 Boeing                                          13,400           $   828,120
 Honeywell International                         20,500             1,002,040
 Northrop                                         6,100               550,525
                                                                  -----------
                                                                    2,380,685
                                                                  -----------
 Automobiles & Automotive Parts: 3.00%
 Delphi Automotive Systems                       40,200               598,980
 Ford Motor                                      29,000               854,920
 General Motors                                  16,500               904,365
                                                                  -----------
                                                                    2,358,265
                                                                  -----------
 Banking & Finance: 18.53%
 Bank of America                                 28,661             1,605,016
 Edwards (A.G.)                                  16,200               658,854
 Federal National Mortgage                       22,200             1,781,772
 FleetBoston Financial                           36,300             1,392,831
 J.P. Morgan Chase & Company                     39,320             1,886,573
 KeyCorp                                         30,200               700,036
 Mellon Financial                                34,200             1,399,806
 Morgan Stanley Dean Witter                      10,000               627,900
 PNC Financial Group                             17,200             1,119,204
 U.S. Bancorp                                    50,903             1,078,126
 Wachovia                                         9,500               577,600
 Waddell & Reed Financial                        19,600               596,232
 Wells Fargo                                     23,800             1,117,886
                                                                  -----------
                                                                   14,541,836
                                                                  -----------
 Cable, Media & Publishing: 3.27%
 Gannett                                          9,500               613,225
 Knight-Ridder                                   14,600               790,590
 McGraw-Hill                                     18,000             1,166,040
                                                                  -----------
                                                                    2,569,855
                                                                  -----------
 Chemicals: 2.75%
 Air Products & Chemicals                        18,400               791,016
 Dow Chemical                                    16,800               561,960
 duPont (E.I.) deNemours                         17,900               808,901
                                                                  -----------
                                                                    2,161,877
                                                                  -----------
 Computers & Technology: 5.59%
 First Data                                       8,900               600,216
 Hewlett-Packard                                 25,600               727,808
 International Business
  Machines                                       10,300             1,185,942
+Lexmark International                           10,100               620,443

                                                Number               Market
                                              of Shares              Value
 ----------------------------------------------------------------------------
+Oracle                                          38,300           $   618,928
 Pitney Bowes                                    16,700               635,769
                                                                  -----------
                                                                    4,389,106
                                                                  -----------
 Consumer Products: 5.66%
 Avon Products                                   20,700               876,024
 Kimberly-Clark                                  21,900             1,300,860
 Minnesota Mining &
  Manufacturing                                   7,600               904,476
 Procter & Gamble                                22,700             1,363,135
                                                                  -----------
                                                                    4,444,495
                                                                  -----------
 Electronics & Electrical Equipment: 3.72%
 Emerson Electric                                12,000               799,800
 General Electric                                18,100               878,393
+National Semiconductor                          24,500               705,600
 Raytheon-Class B                                18,100               534,493
                                                                  -----------
                                                                    2,918,286
                                                                  -----------
 Energy: 8.76%
 Chevron                                         14,100             1,361,496
 Diamond Offshore Drilling                       14,100               619,272
 Exxon Mobil                                     19,204             1,701,474
 Halliburton                                     29,000             1,253,090
 Kerr-McGee                                       8,300               594,695
 Royal Dutch Petroleum                           13,200               785,796
 Williams                                        13,200               556,644
                                                                  -----------
                                                                    6,872,467
                                                                  -----------
 Food, Beverage & Tobacco: 7.60%
 Anheuser-Busch                                  43,300             1,731,567
 Brown-Forman-Class B                             9,300               565,440
 Coca-Cola                                       16,700               771,373
 General Mills                                   26,800             1,056,188
 Heinz (H.J.)                                    26,850             1,051,178
 PepsiCo                                         18,100               792,961
                                                                  -----------
                                                                    5,968,707
                                                                  -----------
 Healthcare & Pharmaceuticals: 5.93%
 Abbott Laboratories                             20,900               969,342
 American Home Products                          12,500               721,875
 Bristol-Myers Squibb                            18,200             1,019,200
 Merck & Company                                 12,200               926,834
 Schering-Plough                                 26,400             1,017,456
                                                                  -----------
                                                                    4,654,707
                                                                  -----------


26   Delaware Pooled Trust o 2001 Semiannual Report

                                                Number               Market
                                              of Shares              Value
 ----------------------------------------------------------------------------
 Industrial Machinery: 1.86%
 Caterpillar                                     16,700           $   838,340
 Deere & Company                                 15,200               624,264
                                                                  -----------
                                                                    1,462,604
                                                                  -----------
 Insurance: 6.56%
 ACE Limited                                     16,600               592,620
 Chubb                                           14,100               941,175
 Hartford Financial Services                      9,800               608,580
 Old Republic International                      35,500             1,025,595
 Safeco                                          33,300               889,110
 XL Capital Limited - Class A                    15,400             1,090,320
                                                                  -----------
                                                                    5,147,400
                                                                  -----------
 Leisure, Lodging & Entertainment: 3.53%
 Carnival Cruise Lines                           64,200             1,701,300
 Starwood Hotels & Resorts
  Worldwide                                      29,600             1,068,264
                                                                  -----------
                                                                    2,769,564
                                                                  -----------
 Metals & Mining: 1.82%
 Alcoa                                           34,500             1,428,300
                                                                  -----------
                                                                    1,428,300
                                                                  -----------
 Paper & Forest Products: 1.62%
 Georgia-Pacific                                 20,100               653,451
 International Paper                             15,675               614,147
                                                                  -----------
                                                                    1,267,598
                                                                  -----------
 Retail: 2.73%
+Federated Department Stores                     22,900               984,242
 Intimate Brands                                 31,800               508,800
 Radioshack                                      21,100               646,293
                                                                  -----------
                                                                    2,139,335
                                                                  -----------
 Telecommunications: 5.21%
 ALLTEL                                          14,300               780,923
 BellSouth                                       18,100               759,476
 Cable & Wireless ADR                            38,400               842,880
 SBC Communications                              17,252               711,645
 Verizon Communications                          17,990               990,709
+Williams Communications                          1,257                 5,680
                                                                  -----------
                                                                    4,091,313
                                                                  -----------
 Textiles, Apparel & Furniture: 1.10%
 NIKE                                            20,600               861,286
                                                                  -----------
                                                                      861,286
                                                                  -----------
 Transportation & Shipping: 1.85%
 Burlington Northern Santa Fe                    25,600               752,640
 CSX                                             20,000               701,400
                                                                  -----------
                                                                    1,454,040
                                                                  -----------

                                                Number               Market
                                              of Shares              Value
-----------------------------------------------------------------------------
Utilities: 4.32%
Allegheny Energy                                 11,500           $   588,340
Dominion Resources                               22,400             1,534,176
Duke Energy                                      16,300               762,188
FPL Group                                         8,400               503,160
                                                                  -----------
                                                                    3,387,864
                                                                  -----------

-----------------------------------------------------------------------------
Total Common Stock
(cost $72,362,050)                                                 77,269,590
=============================================================================

                                              Principal
                                                Amount
-----------------------------------------------------------------------------
REPURCHASE AGREEMENTS: 1.19%
With BNP Paribas 4.51%
 5/01/01 (dated 4/30/01,
 collateralized by $307,000
 U.S. Treasury Notes 6.375%
 due 9/30/01, market
 value $310,882)                               $304,000               304,000
With Chase Manhattan
 4.50% 5/01/01 (dated
 4/30/01, collateralized by
 $199,000 U.S. Treasury
 Notes 6.625% due 7/31/01,
 market value $203,782 and
 $120,000 U.S. Treasury Notes
 11.125% due 8/15/03,
 market value $139,146)                         335,000               335,000
With UBS Warburg 4.51%
 5/01/01 (dated 4/30/01,
 collateralized by $53,000
 U.S. Treasury Notes 6.125%
 due 12/31/01, market value
 $54,280 and $92,000
 U.S. Treasury Notes 6.50%
 due 5/31/02, market value
 $97,070 and $52,000
 U.S. Treasury Notes 5.50%
 due 3/31/03, market value
 $53,246 and $92,000
 U.S. Treasury Notes 5.75%
 due 8/15/03, market
 value $95,940)                                 294,000               294,000
-----------------------------------------------------------------------------
Total Repurchase Agreements
(cost $933,000)                                                       933,000
=============================================================================


                             2001 Semiannual Report o Delaware Pooled Trust   27

-----------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES: 99.63%
(COST $73,295,050)                                                $78,202,590
=============================================================================

-----------------------------------------------------------------------------
RECEIVABLES AND OTHER ASSETS
 NET OF LIABILITIES: 0.37%                                            287,481
=============================================================================

-----------------------------------------------------------------------------
NET ASSETS APPLICABLE TO
 4,992,591 SHARES OUTSTANDING;
 EQUIVALENT TO $15.72
 PER SHARE: 100.00%                                               $78,490,071
=============================================================================

-----------------------------------------------------------------------------
COMPONENTS OF NET ASSETS
 AT APRIL 30, 2001:
-----------------------------------------------------------------------------
Shares of beneficial interest
 (unlimited authorization - no par)                               $77,098,968
Undistributed net investment income                                   170,239
Accumulated net realized loss on
 investments                                                       (3,686,676)
Net unrealized appreciation of
 investments                                                        4,907,540
-----------------------------------------------------------------------------
Total net assets                                                  $78,490,071
=============================================================================

ADR - American Depositary Receipts

+ Non-income producing security for the period ended April 30, 2001.

See accompanying notes

Delaware Pooled Trust:
The Select Equity Portfolio
Statement of Net Assets
April 30, 2001
(Unaudited)

                                                Number               Market
                                              of Shares              Value
-----------------------------------------------------------------------------
COMMON STOCK: 100.46%
Automobiles & Automotive Parts: 4.69%
General Motors                                    1,700           $    93,177
                                                                  -----------
                                                                       93,177
                                                                  -----------
Banking: 19.45%
Citigroup                                         2,100               103,215
FleetBoston Financial                             2,500                95,925
J.P. Morgan Chase & Company                       2,100               100,758
U.S. Bancorp                                      4,100                86,838
                                                                  -----------
                                                                      386,736
                                                                  -----------
Computers & Technology: 10.15%
Compaq Computer                                   5,700                99,750
Intel                                             3,300               102,003
                                                                  -----------
                                                                      201,753
                                                                  -----------
Electronics & Electrical Equipment: 5.03%
Emerson Electric                                  1,500                99,975
                                                                  -----------
                                                                       99,975
                                                                  -----------
Energy: 10.54%
Schlumberger                                      1,700               112,710
Williams                                          2,300                96,993
                                                                  -----------
                                                                      209,703
                                                                  -----------
Finance: 10.03%
Federal Home Loan                                 1,600               105,280
Morgan Stanley Dean Witter                        1,500                94,185
                                                                  -----------
                                                                      199,465
                                                                  -----------
Food, Beverage & Tobacco: 4.83%
Anheuser-Busch                                    2,400                95,976
                                                                  -----------
                                                                       95,976
                                                                  -----------
Healthcare & Pharmaceuticals: 9.55%
Bristol-Myers Squibb                              1,600                89,600
Schering-Plough                                   2,600               100,204
                                                                  -----------
                                                                      189,804
                                                                  -----------
Industrial Machinery: 5.44%
Ingersoll-Rand                                    2,300               108,100
                                                                  -----------
                                                                      108,100
                                                                  -----------

28   Delaware Pooled Trust o 2001 Semiannual Report

                                                Number               Market
                                              of Shares              Value
 ----------------------------------------------------------------------------
 Leisure, Lodging & Entertainment: 5.02%
+Walt Disney                                      3,300           $    99,825
                                                                  -----------
                                                                       99,825
                                                                  -----------

 Metals & Mining: 5.00%
 Alcoa                                            2,400                99,360
                                                                  -----------
                                                                       99,360
                                                                  -----------

 Telecommunications: 5.26%
 Verizon Communications                           1,900               104,633
                                                                  -----------
                                                                      104,633
                                                                  -----------

 Textiles, Apparel & Furniture: 5.47%
 NIKE                                             2,600               108,706
                                                                  -----------
                                                                      108,706
                                                                  -----------

 ----------------------------------------------------------------------------
 Total Common Stock
 (cost $1,891,713)                                                  1,997,213
 ============================================================================

                                              Principal
                                                Amount
 ----------------------------------------------------------------------------
 REPURCHASE AGREEMENTS: 0.05%
 With BNP Paribas 4.51%
  5/1/01 (dated 4/30/01,
  collateralized by $330
  U.S.Treasury Notes
  6.375% due 9/30/01,
  market value $333)                               $326                   326
 With Chase Manhattan 4.50%
  5/1/01 (dated 4/30/01,
  collateralized by $210
  U.S. Treasury Notes 6.625%
  due 7/31/01, market
  value $218 and $130
  U.S. Treasury Notes 11.125%
  due 8/15/03, market
  value $149)                                       359                   359
 With UBS Warburg 4.51%
  5/1/01 (dated 4/30/01,
  collateralized by $60
  U.S. Treasury Notes 6.125%
  due 12/31/01, market value
  $58 and $100 U.S. Treasury
  Notes 6.50% due 5/31/02,
  market value $104 and $60
  U.S. Treasury Notes 5.50%
  due 3/31/03, market value
  $57 and $100 U.S. Treasury
  Notes 5.75% due 8/15/03,
  market value $103)                                315                   315
 ----------------------------------------------------------------------------
 Total Repurchase Agreements
 (cost $1,000)                                                          1,000
 ============================================================================

-----------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES: 100.51%
(COST $1,892,713)                                                  $1,998,213
=============================================================================

-----------------------------------------------------------------------------
LIABILITIES NET OF RECEIVABLES
 AND OTHER ASSETS: (0.51%)                                            (10,209)
=============================================================================

-----------------------------------------------------------------------------
NET ASSETS APPLICABLE TO
 264,911 SHARES OUTSTANDING;
 EQUIVALENT TO $7.50
 PER SHARE: 100.00%                                                $1,988,004
=============================================================================

-----------------------------------------------------------------------------
COMPONENTS OF NET ASSETS
 AT APRIL 30, 2001:
-----------------------------------------------------------------------------
Shares of beneficial interest
 (unlimited authorization - no par)                                $2,018,924
Undistributed net investment income                                     2,773
Accumulated net realized loss on
 investments                                                         (139,193)
Net unrealized appreciation of
 investments                                                          105,500
-----------------------------------------------------------------------------
Total net assets                                                   $1,988,004
=============================================================================

+ Non-income producing security for the period ended April 30, 2001.

See accompanying notes

                             2001 Semiannual Report o Delaware Pooled Trust   29

Delaware Pooled Trust: The Small-Cap Value Equity Portfolio
Statement of Net Assets
April 30, 2001
(Unaudited)


                                                Number               Market
                                              of Shares              Value
 ----------------------------------------------------------------------------
 COMMON STOCK: 95.06%
 Automobiles & Automotive Parts: 1.32%
 Borg-Warner Automotive                             400           $    17,812
 Cummins Engine                                     400                16,560
                                                                  -----------
                                                                       34,372
                                                                  -----------
 Banking, Finance & Insurance: 18.61%
 Associated Banc-Corp                             1,080                37,724
 Colonial BancGroup                               3,200                39,840
 Commercial Federal                               1,000                21,900
 Compass Bancshares                               1,400                32,396
 Cullen/Frost Bankers                             1,200                38,400
 East West Bancorp                                  700                14,532
 Everest Re Group                                   900                57,465
+Financial Federal                                1,100                27,170
 Hudson United Bancorp                              640                15,206
 PartnerRe                                          900                44,127
 PMI Group                                          400                25,720
 Presidential Life                                2,000                34,520
 RenaissanceRe Holdings                             500                31,950
 Riggs National Corporation                       1,300                20,605
 Valley National Bancorp                            700                20,160
 Westamerica Bancorporation                         600                21,960
                                                                  -----------
                                                                      483,675
                                                                  -----------
 Buildings & Materials: 5.27%
 D.R. Horton                                      1,420                34,392
 GBP Home                                         1,200                36,264
+Griffon                                          3,600                33,480
 Pulte                                              700                32,746
                                                                  -----------
                                                                      136,882
                                                                  -----------
 Business Services: 1.63%
 Manpower                                           400                12,940
+Plexus                                             500                15,360
+Tech Data                                          400                13,944
                                                                  -----------
                                                                       42,244
                                                                  -----------
 Cable, Media & Publishing: 2.59%
+Barnes & Noble                                   1,400                44,506
 Belo (A.H.)                                      1,300                22,932
                                                                  -----------
                                                                       67,438
                                                                  -----------

                                                Number               Market
                                              of Shares              Value
 ----------------------------------------------------------------------------
 Chemicals: 3.17%
+Cytec Industries                                   500           $    16,355
 Fuller (H.B.)                                      400                16,536
 OM Group                                           600                32,850
+Scotts                                             400                16,720
                                                                  -----------
                                                                       82,461
                                                                  -----------
 Computers & Technology: 5.87%
+Black Box                                          300                17,457
+Dendrite International                           1,500                18,045
+Mercury Computer Systems                         1,000                50,780
+Nanometrics                                        200                 5,850
+Parametric Technology                            1,700                19,380
+Synopsys                                           400                22,972
+Take-Two Interactive Software                    1,300                18,122
                                                                  -----------
                                                                      152,606
                                                                  -----------
 Electronics & Electrical Equipment: 4.00%
+Axcelis Technologies                             1,100                16,511
+Entegris                                           800                 7,320
+International Rectifier                            400                22,200
+Photon Dynamics                                    500                15,500
+Photronics                                         400                11,484
+Sensormatic Electronics                          1,200                17,400
+Varian Semiconductor Equipment                     300                13,665
                                                                  -----------
                                                                      104,080
                                                                  -----------
 Energy: 9.17%
 Helmerich & Payne                                1,000                51,230
+Louis Dreyfus Natural Gas                          500                19,050
+Marine Drilling                                  1,000                29,970
 NICOR                                              600                23,514
 NUI                                              1,000                22,350
 Ocean Energy                                     2,500                46,275
+Osca                                               500                13,250
+Westport Resources                               1,300                32,760
                                                                  -----------
                                                                      238,399
                                                                  -----------
 Engineering & Construction: 2.54%
+Jacobs Engineering Group                         1,000                65,920
                                                                  -----------
                                                                       65,920
                                                                  -----------


30   Delaware Pooled Trust o 2001 Semiannual Report

                                                Number               Market
                                              of Shares              Value
 ----------------------------------------------------------------------------
 Food, Beverage & Tobacco: 1.51%
+Constellation Brands                               600           $    39,150
                                                                  -----------
                                                                       39,150
                                                                  -----------
 Healthcare & Pharmaceuticals: 5.83%
+Charles River Laboratories                         600                14,880
+Community Health Systems                         1,100                31,394
 Cooper Companies                                   800                35,520
+Idexx Laboratories                               1,000                27,110
 Invacare                                           900                31,770
+STERIS                                             600                10,908
                                                                  -----------
                                                                      151,582
                                                                  -----------
 Industrial Machinery: 0.46%
 Hydril                                             500                11,850
                                                                  -----------
                                                                       11,850
                                                                  -----------
 Leisure, Lodging & Entertainment: 0.64%
 Applebee's International                           400                16,760
                                                                  -----------
                                                                       16,760
                                                                  -----------
 Metals & Mining: 4.54%
 Allegheny Technologies                           1,200                21,888
 CIRCOR International                               550                 9,488
+Freeport-McMoRan Copper
  & Gold Class B                                  1,100                15,576
 Kaydon                                           1,100                28,182
+Mueller Industries                                 300                 9,705
+Terex                                            1,000                19,600
 Timken                                             800                13,680
                                                                  -----------
                                                                      118,119
                                                                  -----------
 Packaging & Containers: 1.29%
+Pactiv                                           2,400                33,552
                                                                  -----------
                                                                       33,552
                                                                  -----------
 Real Estate: 5.92%
 Cabot Industrial Trust                           2,200                42,834
 Pan Pacific Retail Properties                    2,100                47,292
 Prentiss Properties Trust                        1,400                35,490
 Reckson Associates Realty                        1,200                28,212
                                                                  -----------
                                                                      153,828
                                                                  -----------

                                                Number               Market
                                              of Shares              Value
 ----------------------------------------------------------------------------
 Retail: 3.35%
+Abercrombie & Fitch Class A                        500           $    16,650
+BJ's Wholesale Club                                500                22,650
 Fred's                                             700                17,710
+Zale                                               900                30,024
                                                                  -----------
                                                                       87,034
                                                                  -----------
 Telecommunications: 0.74%
+Adtran                                             700                19,145
                                                                  -----------
                                                                       19,145
                                                                  -----------
 Textiles, Apparel & Furniture: 6.64%
 Ethan Allen Interiors                              400                14,200
+Furniture Brands International                   1,100                24,937
 La-Z-Boy                                           700                12,600
+Lear                                               500                18,000
 Phillips-Van Heusen                              1,300                19,500
+Quiksilver                                       1,500                40,755
 Wolverine World Wide                             2,400                42,720
                                                                  -----------
                                                                      172,712
                                                                  -----------
 Transportation & Shipping: 5.04%
 Alexander & Baldwin                              1,200                27,084
+Arkansas Best                                      800                15,720
+Landstar Systems                                   200                13,060
 Roadway Express                                    600                14,640
 Tidewater                                          900                42,183
 USFreightways                                      700                18,347
                                                                  -----------
                                                                      131,034
                                                                  -----------
 Utilities: 2.17%
 California Water Service Group                     800                20,648
 Conectiv                                         1,600                35,680
                                                                  -----------
                                                                       56,328
                                                                  -----------
 Miscellaneous: 2.76%
 Federal Signal                                   2,300                52,601
 Smith (A.O.)                                     1,000                19,120
                                                                  -----------
                                                                       71,721
                                                                  -----------

 ----------------------------------------------------------------------------
 Total Common Stock
 (cost $2,023,149)                                                  2,470,892
 ============================================================================

                             2001 Semiannual Report o Delaware Pooled Trust   31

                                              Principal              Market
                                               Amount                Value
-----------------------------------------------------------------------------
REPURCHASE AGREEMENTS: 5.46%
 With BNP Paribas 4.51%
  5/1/01 (dated 4/30/01,
  collateralized by $46,000
  U.S. Treasury Notes
  6.375% due 9/30/01,
  market value $47,315)                         $46,300               $46,300
 With Chase Manhattan
  4.50% 5/1/01 (dated
  4/30/01, collateralized
  by $30,000 U.S. Treasury
  Notes 6.625% due
  7/31/01, market value
  $31,015 and $21,000
  U.S. Treasury Notes
  11.125% due 8/15/03,
  market value $21,178)                          51,000                51,000
 With UBS Warburg 4.51%
  5/1/01 (dated 4/30/01,
  collateralized by $8,000
  U.S. Treasury Notes
  6.125% due 12/31/01,
  market value $8,261
  and $14,000 U.S. Treasury
  Notes 6.50% due
  5/31/02, market value
  $14,774 and $8,000
  U.S. Treasury Notes
  5.50% due 3/31/03,
  market value $8,104 and
  $14,000 U.S. Treasury
  Notes 5.75% due 8/15/03,
  market value $14,602)                          44,700                44,700
-----------------------------------------------------------------------------
Total Repurchase Agreements
(cost $142,000)                                                       142,000
=============================================================================

-----------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES: 100.52%
(COST $2,165,149)                                                 $ 2,612,892
=============================================================================

-----------------------------------------------------------------------------
LIABILITIES NET OF RECEIVABLES
 AND OTHER ASSETS: (0.52%)                                            (13,441)
=============================================================================

-----------------------------------------------------------------------------
NET ASSETS APPLICABLE TO
 246,763 SHARES OUTSTANDING;
 EQUIVALENT TO $10.53
 PER SHARE: 100.00%                                               $ 2,599,451
=============================================================================

-----------------------------------------------------------------------------
COMPONENTS OF NET ASSETS
 AT APRIL 30, 2001:
-----------------------------------------------------------------------------
Shares of beneficial interest (unlimited
 authorization-no par)                                            $ 2,095,947
Undistributed net investment income                                     8,303
Accumulated net realized gain on
 investments                                                           47,458
Net unrealized appreciation of
 investments                                                          447,743
-----------------------------------------------------------------------------
Total net assets                                                   $2,599,451
=============================================================================

+ Non-income producing security for the period ended April 30, 2001.

See accompanying notes



32   Delaware Pooled Trust o 2001 Semiannual Report

Delaware Pooled Trust: The All-Cap Growth Equity Portfolio
Statement of Net Assets
April 30, 2001
(Unaudited)

                                                Number               Market
                                              of Shares              Value
 ----------------------------------------------------------------------------
 COMMON STOCK: 90.08%
 Banking, Finance & Insurance: 20.73%
 Federal Home Loan                                6,400           $   421,120
 Federal National Mortgage
  Association                                     3,400               272,884
 Household International                          3,400               217,668
 Lehman Brothers Holdings                         2,800               203,700
 Merrill Lynch & Company                          2,800               172,760
 USA Education                                    3,300               234,630
 Wells Fargo                                      2,000                93,940
 XL Capital Limited Class A                       3,200               226,560
 Zions Bancorp                                    2,500               133,225
                                                                  -----------
                                                                    1,976,487
                                                                  -----------
 Business Services: 3.52%
+Convergys                                        5,700               208,050
+Robert Half International                        4,600               127,880
                                                                  -----------
                                                                      335,930
                                                                  -----------
 Cable, Media & Publishing: 3.48%
+Charter Communications Class A                   9,500               203,395
+Clear Channel Communications                     2,300               128,340
                                                                  -----------
                                                                      331,735
                                                                  -----------
 Computers & Technology: 22.57%
+AOL Time Warner                                  9,500               479,750
+Applied Micro Circuits                           4,400               114,488
+Docent                                          10,300                53,045
 First Data                                       1,300                87,672
+Gemstar International
  Group Limited                                   3,000               124,560
+i2 Technologies                                  3,600                62,676
+JDS Uniphase                                     6,620               141,536
+Micrel                                           5,100               173,196
+NetIQ                                            6,800               199,648
+Peregrine Systems                                8,000               206,240
+Quest Software                                  10,600               389,868
+VERITAS Software                                 2,000               119,220
                                                                  -----------
                                                                    2,151,899
                                                                  -----------
 Healthcare & Pharmaceuticals: 6.75%
+Amgen                                            3,700               226,218
+Genentech                                        6,400               336,000
+Pain Therapeutics                               10,800                81,540
                                                                  -----------
                                                                      643,758
                                                                  -----------

                                                Number               Market
                                              of Shares              Value
 ----------------------------------------------------------------------------
 Industrial Machinery: 0.97%
+Thermo Electron                                  3,500           $    92,260
                                                                  -----------
                                                                       92,260
                                                                  -----------

 Leisure, Lodging & Entertainment: 3.33%
+Brinker International                            6,800               195,160
 Carnival Cruise Lines                            4,600               121,900
                                                                  -----------
                                                                      317,060
                                                                  -----------

 Retail: 13.49%
+Bed Bath & Beyond                               11,100               314,352
+Best Buy                                           900                49,545
 Gap                                              3,500                96,985
 Home Depot                                       3,500               164,850
+Kohl's                                           6,300               384,678
 Lowe's Companies                                 2,600               163,800
+Starbucks                                        5,800               112,230
                                                                  -----------
                                                                    1,286,440
                                                                  -----------

 Telecommunications: 10.08%
+Comcast Class A                                  5,100               223,941
+Extreme Networks                                 7,300               240,170
+Juniper Networks                                 1,700               100,351
+Nextel Communications                            3,200                52,000
+ONI Systems                                      4,400               158,092
+Sonus Networks                                   7,300               185,858
                                                                  -----------
                                                                      960,412
                                                                  -----------

 Transportation: 1.89%
 Expeditors International                         3,600               180,108
                                                                  -----------
                                                                      180,108
                                                                  -----------

 Utilities: 3.27%
+AES                                              3,400               162,078
 Duke Energy                                      3,200               149,632
                                                                  -----------
                                                                      311,710
                                                                  -----------

 ----------------------------------------------------------------------------
 Total Common Stock
 (cost $8,861,373)                                                  8,587,799
 ============================================================================


                             2001 Semiannual Report o Delaware Pooled Trust   33

                                              Principal              Market
                                                Amount               Value
-----------------------------------------------------------------------------
REPURCHASE AGREEMENTS: 9.97%
With BNP Paribas 4.51%
 5/1/01 (dated 4/30/01,
 collateralized by $312,000
 U.S.Treasury Notes 6.375%
 due 9/30/01, market
 value $316,546)                               $310,000              $310,000
With Chase Manhattan 4.50%
 5/1/01 (dated 4/30/01,
 collateralized by $203,000
 U.S. Treasury Notes 6.625%
 due 7/31/01, market value
 $207,495 and $122,000
 U.S. Treasury Notes 11.125%
 due 8/15/03, market
 value $141,681)                                342,000               342,000
With UBS Warburg 4.51%
 5/1/01 (dated 4/30/01,
 collateralized by $53,000
 U.S. Treasury Notes 6.125%
 due 12/31/01, market value
 $55,269 and $94,000
 U.S. Treasury Notes 6.50%
 due 5/31/02, market value
 $98,839 and $53,000
 U.S. Treasury Notes 5.50%
 due 3/31/03, market value
 $54,216 and $94,000
 U.S. Treasury Notes 5.75%
 due 8/15/03, market
 value $97,688)                                 298,000               298,000
-----------------------------------------------------------------------------
Repurchase Agreements
(cost $950,000)                                                       950,000
=============================================================================

-----------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES: 100.05%
(COST $9,811,373)                                                 $ 9,537,799
=============================================================================

-----------------------------------------------------------------------------
LIABILITIES NET OF RECEIVABLES
 AND OTHER ASSETS: (0.05%)                                             (4,661)
=============================================================================

-----------------------------------------------------------------------------
NET ASSETS APPLICABLE TO
 1,630,902 SHARES OUTSTANDING;
 EQUIVALENT TO $5.85
 PER SHARE: 100.00%                                               $ 9,533,138
=============================================================================

-----------------------------------------------------------------------------
COMPONENTS OF NET ASSETS
 AT APRIL 30, 2001:
-----------------------------------------------------------------------------
Shares of beneficial interest
 (unlimited authorization - no par)                               $13,863,811
Distributions in excess of net
 investment income                                                    (14,366)
Accumulated net realized loss on
 investments                                                       (4,042,733)
Net unrealized depreciation of
 investments                                                         (273,574)
-----------------------------------------------------------------------------
Total net assets                                                  $ 9,533,138
=============================================================================

+ Non-income producing security for the period ended April 30, 2001.

See accompanying notes





34   Delaware Pooled Trust o 2001 Semiannual Report

Delaware Pooled Trust: The Large-Cap Growth Equity Portfolio
Statement of Net Assets
April 30, 2001
(Unaudited)
                                                            Number        Market
                                                         of Shares         Value
--------------------------------------------------------------------------------

 COMMON STOCK: 86.64%
 Aerospace & Defense: 3.46%
 Northrop Grumman                                              600      $ 54,150
                                                                        --------
                                                                          54,150
                                                                        --------
 Banking & Finance: 4.43%
 Citigroup                                                     900        44,235
 Morgan Stanley Dean Witter                                    400        25,116
                                                                        --------
                                                                          69,351
                                                                        --------
 Cable, Media & Publishing: 2.33%
+Viacom - Class B                                              700        36,442
                                                                        --------
                                                                          36,442
                                                                        --------
 Computers & Technology: 9.59%
+AOL Time Warner                                               450        22,725
+EMC                                                           600        23,760
 International Business Machines                               400        46,056
+McData - Class A                                               22           504
+Oracle                                                      1,400        22,624
+SAP ADR                                                       600        24,180
+Sun Microsystems                                              600        10,272
                                                                        --------
                                                                         150,121
                                                                        --------
 Consumer Products: 0.84%
 Corning                                                       600        13,182
                                                                        --------
                                                                          13,182
                                                                        --------
 Electronics & Electrical Equipment: 8.32%
+Celestica                                                     700        35,770
 Emerson Electric                                            1,000        66,650
 Intel                                                         900        27,819
                                                                        --------
                                                                         130,239
                                                                        --------
 Energy: 20.21%
+BJ Services                                                   800        65,800
 Dynegy - Class A                                            1,300        75,205
 Enron                                                         500        31,360
 Petroleo Brasiliero ADR                                     1,800        48,600
 Schlumberger Limited                                          400        26,520
 Transocean Sedco Forex                                        900        48,852
+Triton Energy                                                 800        20,088
                                                                        --------
                                                                         316,425
                                                                        --------

                                                            Number        Market
                                                         of Shares         Value
--------------------------------------------------------------------------------

 Environmental Services: 1.43%
 Applied Biosystems Group -
 Applera                                                       700  $     22,442
                                                                    ------------
                                                                          22,442
                                                                    ------------
 Healthcare & Pharmaceuticals: 21.00%
 Abbott Laboratories                                           800        37,104
 Baxter International                                          700        63,806
+Celera Genomics - Applera                                     300        12,375
 Eli Lilly & Company                                           500        42,500
+Genentech                                                     700        36,750
+Guidant                                                       600        24,600
+Inhale Therapeutic Systems                                    500        16,650
 Johnson & Johnson                                             400        38,592
 Medtronic                                                     400        17,840
+Protein Design Labs                                           200        12,850
+Sepracor                                                      200         5,272
+Serono ADR                                                  1,000        20,600
                                                                    ------------
                                                                         328,939
                                                                    ------------
 Industrial Machinery: 1.05%
+Applied Materials                                             300        16,380
                                                                    ------------
                                                                          16,380
                                                                    ------------
 Telecommunications: 9.90%
+CIENA                                                         800        44,048
+Cisco Systems                                                 800        13,584
+General Motors - Class H                                    1,400        29,750
+Network Appliance                                             400         9,100
+Nextel Communications                                         700        11,375
+Sprint PCS                                                    600        15,378
 Voicestream Wireless                                          302        31,736
                                                                    ------------
                                                                         154,971
                                                                    ------------
 Transportation & Shipping: 1.10%
 United Parcel Service - Class B                               300        17,235
                                                                    ------------
                                                                          17,235
                                                                    ------------
 Utilities: 2.98%
+AES                                                           500        23,835
+Calpine                                                       400        22,796
                                                                    ------------
                                                                          46,631
                                                                    ------------
 -------------------------------------------------------------------------------
 Total Common Stock
 (cost $1,773,536)                                                     1,356,508
 ===============================================================================





                             2001 Semiannual Report o Delaware Pooled Trust   35

                                                         Principal        Market
                                                            Amount         Value
--------------------------------------------------------------------------------

REPURCHASE AGREEMENTS: 13.60%

With BNP Paribas 4.51%
 5/1/01 (dated 4/30/01,
 collateralized by $70,000
 U.S. Treasury Notes 6.375%
 due 9/30/01, market
 value $70,973)                                            $69,500     $ 69,500
With Chase Manhattan 4.50%
 5/1/01 (dated 4/30/01,
 collateralized by $45,000
 U.S. Treasury Notes 6.625%
 due 7/31/01, market value
 $46,523 and $27,000
 U.S. Treasury Notes 11.125%
 due 8/15/03, market
 value $31,766)                                             76,500      76,500
With UBS Warburg 4.51%
 5/1/01 (dated 4/30/01,
 collateralized by $12,000
 U.S. Treasury Notes 6.125%
 due 12/31/01, market value
 $12,392 and $21,000
 U.S. Treasury Notes 6.50%
 due 5/31/02, market value
 $22,161 and $12,000
 U.S. Treasury Notes 5.50%
 due 3/31/03, market value
 $12,156 and $21,000
 U.S. Treasury Notes 5.75%
 due 8/15/03, market
 value $21,903)                                             67,000       67,000
--------------------------------------------------------------------------------
Total Repurchase Agreements
(cost $213,000)                                                         213,000
================================================================================






--------------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES: 100.24%
(COST $1,986,536)                                                    $1,569,508
================================================================================

--------------------------------------------------------------------------------
LIABILITIES NET OF RECEIVABLES
 AND OTHER ASSETS: (0.24%)                                               (3,825)
================================================================================

--------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO
 235,792 SHARES OUTSTANDING;
 EQUIVALENT TO $6.64
 PER SHARE: 100.00%                                                  $1,565,683
================================================================================

--------------------------------------------------------------------------------
COMPONENTS OF NET ASSETS
AT APRIL 30, 2001:
--------------------------------------------------------------------------------
Shares of beneficial interest,
 (unlimited authorization - no par)                                  $2,003,774
Undistributed net investment income                                       3,178
Accumulated net realized loss on
 investments                                                            (24,241)
Net unrealized depreciation of
 investments                                                           (417,028)
--------------------------------------------------------------------------------
Total net assets                                                     $1,565,683
================================================================================
ADR - American Depositary Receipts
+Non-income producing security for the period ended April 30, 2001.

See accompanying notes





36   Delaware Pooled Trust o 2001 Semiannual Report

Delaware Pooled Trust: The Mid-Cap Growth Equity Portfolio
Statement of Net Assets
April 30, 2001
(Unaudited)
                                                            Number        Market
                                                         of Shares         Value
--------------------------------------------------------------------------------

 COMMON STOCK: 87.70%
 Banking & Finance: 13.89%
 Charter One Financial                                       1,600   $    46,880
+Concord EFS                                                 3,900       181,545
 Heller Financial                                            3,300       105,303
 Lehman Brothers Holdings                                    1,700       123,675
 Synovus Financial                                           3,400        97,852
 Zions Bancorp                                               1,100        58,619
                                                                      ----------
                                                                         613,874
                                                                      ----------
 Basic Industry & Capital Goods: 2.12%
 PerkinElmer                                                 1,400        93,674
                                                                      ----------
                                                                          93,674
                                                                      ----------
 Business Services: 14.57%
+Affiliated Computer Services
  Class A                                                    1,600       115,200
+Applied Micro Circuits                                      1,800        46,836
 Cintas                                                      1,550        67,906
+Convergys                                                   3,900       142,350
+Fiserv                                                      1,300        71,942
+Robert Half International                                   2,400        66,720
+SunGard Data Systems                                        2,400       132,648
                                                                      ----------
                                                                         643,602
                                                                      ----------
 Cable, Media & Publishing: 3.29%
+Adelphia Communications
  Class A                                                    4,000       145,440
                                                                      ----------
                                                                         145,440
                                                                      ----------
 Consumer Products: 1.97%
+Gemstar International Group
  Limited                                                    2,100        87,192
                                                                      ----------
                                                                          87,192
                                                                      ----------
 Energy: 0.41%
 Reliant Resources                                             600        18,000
                                                                      ----------
                                                                          18,000
                                                                      ----------
 Healthcare & Pharmaceuticals: 2.34%
+Genentech                                                   1,300        68,250
+Invitrogen                                                    500        35,255
                                                                      ----------
                                                                         103,505
                                                                      ----------

                                                            Number        Market
                                                         of Shares         Value
--------------------------------------------------------------------------------

 Insurance: 13.01%
 ACE Limited                                                 1,700  $     60,690
 Ambac Financial Group                                       2,750       147,978
 MGIC Investment                                             2,800       181,972
 XL Capital Limited Class A                                  2,600       184,079
                                                                    ------------
                                                                         574,719
                                                                    ------------
 Leisure, Lodging & Entertainment: 6.41%
+Brinker International                                       3,200        91,840
 Darden Restaurants                                          4,200       114,702
+Jack in the Box                                             2,900        76,763
                                                                    ------------
                                                                         283,305
                                                                    ------------
 Real Estate: 0.71%
 LNR Property                                                1,100        31,350
                                                                    ------------
                                                                          31,350
                                                                    ------------
 Retail: 10.80%
+Bed Bath & Beyond                                           5,300       150,096
 Dollar General                                              1,900        31,350
+Dollar Tree Stores                                          2,900        60,668
+Kohl's                                                      2,900       177,074
+Starbucks                                                   3,000        58,050
                                                                    ------------
                                                                         477,238
                                                                    ------------
 Technology/Hardware: 2.11%
+JDS Uniphase                                                2,220        47,464
 Tektronix                                                   1,900        45,980
                                                                    ------------
                                                                          93,444
                                                                    ------------
 Technology/Software: 4.32%
+i2 Technologies                                             1,760        30,642
+Peregrine Systems                                           4,600       118,588
+Veritas Software                                              700        41,727
                                                                    ------------
                                                                         190,957
                                                                    ------------
 Telecommunications: 11.75%
+American Tower Class A                                      2,000        53,600
+Ciena                                                         900        49,554
+Extreme Networks                                            2,300        75,670
+Finisar                                                     3,300        49,335
+McLeodUSA Class A                                           7,400        65,490
+Network Appliance                                           2,000        45,500
+ONI Systems                                                 2,600        93,418
+Sonus Networks                                              3,400        86,564
                                                                    ------------
                                                                         519,131
                                                                    ------------

 -------------------------------------------------------------------------------
 Total Common Stock
 (cost $3,421,031)                                                     3,875,431
 ===============================================================================


                             2001 Semiannual Report o Delaware Pooled Trust   37

                                                         Principal        Market
                                                            Amount         Value
--------------------------------------------------------------------------------

REPURCHASE AGREEMENTS: 13.13%

With BNP Paribas 4.51%
 5/01/01 (dated 4/30/01,
 collateralized by $191,000
 U.S. Treasury Notes 6.375%
 due 9/30/01, market
 value $193,260)                                          $189,000      $189,000
With Chase Manhattan 4.50%
 5/01/01 (dated 4/30/01,
 collateralized by $124,000
 U.S. Treasury Notes 6.625%
 due 7/31/01, market value
 $126,681 and $74,000
 U.S. Treasury Notes 11.125%
 due 8/15/03, market
 value $86,500)                                            208,000       208,000
With UBS Warburg 4.51%
 5/01/01 (dated 4/30/01,
 collateralized by $33,000
 U.S. Treasury Notes 6.125%
 due 12/31/01, market value
 $33,743 and $57,000
 U.S. Treasury Notes 6.50%
 due 5/31/02, market value $60,344
 and $32,000 U.S. Treasury Notes 5.50%
 due 3/31/03, market value $33,100 and
 $57,000 U.S. Treasury Notes 5.75%
 due 8/15/03, market
 value $59,641)                                            183,000      183,000
--------------------------------------------------------------------------------
Total Repurchase Agreements
(cost $580,000)                                                         580,000
================================================================================





--------------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES: 100.83%
(COST $4,001,031)                                                    $4,455,431
================================================================================

--------------------------------------------------------------------------------
LIABILITIES NET OF RECEIVABLES
 AND OTHER ASSETS: (0.83%)                                              (36,505)
================================================================================

--------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO 1,358,227
 SHARES OUTSTANDING; EQUIVALENT
 TO $3.25 PER SHARE: 100.00%                                         $4,418,926
================================================================================

--------------------------------------------------------------------------------
COMPONENTS OF NET ASSETS
 AT APRIL 30, 2001:
--------------------------------------------------------------------------------
Shares of beneficial interest
 (unlimited authorization - no par)                                  $4,327,747
Accumulated net realized loss on
 investments                                                           (363,221)
Net unrealized appreciation of
 investments                                                            454,400
--------------------------------------------------------------------------------
Total net assets                                                     $4,418,926
================================================================================

+Non-income producing security for the period ended April 30, 2001.

See accompanying notes






38   Delaware Pooled Trust o 2001 Semiannual Report

Delaware Pooled Trust: The Small-Cap Growth Equity Portfolio
Statement of Net Assets
April 30, 2001
(Unaudited)
                                                            Number        Market
                                                         of Shares         Value
--------------------------------------------------------------------------------

 COMMON STOCK: 95.95%

 Banking, Finance & Insurance: 14.22%
 Cullen/Frost Bankers                                       12,000  $    384,000
 Dime Bancorp                                               19,355       645,489
 Doral Financial                                            10,884       352,642
 Everest Re Group                                           10,543       673,171
 GATX                                                        4,000       159,400
+Markel                                                      1,200       235,500
 PartnerRe                                                  15,424       756,238
 Radian Group                                               11,900       922,249
 Reinsurance Group of America                                6,793       228,924
 Webster Financial                                          12,128       386,398
                                                                    ------------
                                                                       4,744,011
                                                                    ------------
 Basic Industry & Capital Goods: 2.91%
+Mettler-Toledo International                               17,650       781,013
+MSC Industrial Direct - Class A                            11,881       190,690
                                                                    ------------
                                                                         971,703
                                                                    ------------
 Buildings & Materials: 1.67%
 D.R. Horton                                                 8,973       217,326
 KB HOME                                                    11,213       338,857
                                                                    ------------
                                                                         556,183
                                                                    ------------
 Business Services: 7.71%
+BISYS Group                                                11,523       555,409
+Bright Horizons Family Solutions                           11,153       277,152
+Corporate Executive Board                                  16,413       545,568
+eSpeed                                                     22,676       607,717
+Hall, Kinion & Associates                                   6,168        50,269
+Resources Connection                                        1,700        45,135
 True North Communications                                  11,264       430,285
+Watson Wyatt & Company                                      3,300        61,875
                                                                    ------------
                                                                       2,573,410
                                                                    ------------
 Cable, Media & Publishing: 4.09%
+Getty Images                                               22,471       565,820
+Mediacom Communications                                    15,467       313,207
+Radio One                                                   1,300       212,327
+Westwood One                                               10,456       274,470
                                                                    ------------
                                                                       1,365,824
                                                                    ------------
 Computers & Technology: 4.97%
+Applied Micro Circuits                                     15,856       412,573
+Micrel                                                     26,171       888,767
+Network Appliance                                          15,720       357,633
                                                                    ------------
                                                                       1,658,973
                                                                    ------------

                                                            Number        Market
                                                         of Shares         Value
--------------------------------------------------------------------------------

 Consumer Products: 1.19%
+Gemstar International Group
  Limited                                                    9,563  $    397,056
                                                                    ------------
                                                                         397,056
                                                                    ------------
 Consumer Services: 1.59%
+West                                                       21,163       530,133
                                                                    ------------
                                                                         530,133
                                                                    ------------
 Food, Beverage & Tobacco: 1.37%
+American Italian Pasta Class A                             12,824       456,534
                                                                    ------------
                                                                         456,534
                                                                    ------------
 Healthcare & Pharmaceuticals: 8.42%
+CIMA Labs                                                  10,658       597,275
+Cima Labs Restricted                                        1,100        61,644
+Cubist Pharmaceuticals                                      9,233       287,331
+Cubist Pharmaceuticals
  Restricted                                                   800        24,896
+Esperion Therapeutics                                      26,600       112,252
+Exelixis                                                   11,500       157,550
+Inhale Therapeutic Systems                                 12,768       425,174
+Inspire Pharmaceuticals                                    20,741       273,781
+Intrabiotics Pharmaceuticals                               14,700        29,400
+Neurocrine Biosciences                                     17,883       453,334
+Qlt Phototheraputics                                          845        22,629
+Trimeris                                                   10,359       364,326
                                                                    ------------
                                                                       2,809,592
                                                                    ------------
 Leisure, Lodging & Entertainment: 12.48%
+California Pizza Kitchen                                    8,081       173,742
+CEC Entertainment                                          27,654     1,417,267
+Extended Stay America                                      33,877       536,950
 Four Season Hotels                                          5,100       301,461
 Ruby Tuesday                                               23,754       452,514
+Sonic                                                      23,767       662,386
+The Cheesecake Factory                                     16,233       617,828
                                                                    ------------
                                                                       4,162,148
                                                                    ------------
 Retail: 11.42%
+American Eagle Outfitters                                  20,269       754,411
+Coach                                                      13,048       423,277
+Cost Plus                                                  17,446       415,215
+Dollar Tree Stores                                         24,878       520,448
+Duane Reade                                                14,902       504,731
+Krispy Kreme Doughnuts                                      9,964       404,937
+Linens'n Things                                             6,658       179,833




                             2001 Semiannual Report o Delaware Pooled Trust   39

                                                            Number        Market
                                                         of Shares         Value
--------------------------------------------------------------------------------

+Too                                                        16,836   $   335,205
+Tweeter Home Entertainment
  Group                                                     10,900       272,609
                                                                     -----------
                                                                       3,810,666
                                                                     -----------
 Technology/Software: 13.17%
+Broadbase Software                                          4,269         5,208
+Extensity                                                   7,555        60,062
 Henry(Jack) & Associates                                   49,630     1,399,070
+i2 Technologies                                            11,610       202,130
+Manugistics Group                                          12,842       435,601
+NetIQ                                                      18,245       535,673
+Onyx Software                                              10,183        40,936
+Peregrine Systems                                          28,148       725,655
+RSA Security                                                7,098       227,136
+VERITAS Software                                            9,344       556,996
+Webex Communications                                       16,972       202,985
                                                                    ------------
                                                                       4,391,452
                                                                    ------------
 Telecommunications: 10.12%
+Advanced Fibre
  Communications                                            22,652       355,410
+Dycom                                                      11,282       185,363
+Finisar                                                    30,109       450,130
+Leap Wireless                                               6,512       227,008
+SBA Communications                                         19,440       662,710
+Tekelec                                                    28,705       895,596
+TranSwitch                                                 22,600       392,110
+Western Multiplex                                          17,418       116,875
+XO Communications                                          22,683        89,144
                                                                    ------------
                                                                       3,374,346
                                                                    ------------
 Miscellaneous: 0.62%
+CoorsTek                                                    5,640       207,383
                                                                    ------------
                                                                         207,383
                                                                    ------------

--------------------------------------------------------------------------------
Total Common Stock
(cost $31,631,181)                                                    32,009,414
================================================================================

                                                         Principal
                                                            Amount
--------------------------------------------------------------------------------


REPURCHASE AGREEMENTS: 17.06%

With BNP Paribas 4.51%
 5/1/01 (dated 4/30/01,
 collateralized by
 $1,870,000 U.S.Treasury
 Notes 6.375% due
 9/30/01, market
 value $1,896,613)                                      $1,855,000     1,855,000

                                                         Principal        Market
                                                            Amount         Value
--------------------------------------------------------------------------------

With Chase Manhattan
 4.50% 5/1/01 (dated
 4/30/01, collateralized
 by $1,216,000 U.S. Treasury Notes 6.625%
 due 7/31/01, market
 value $1,243,223 and
 $729,000 U.S. Treasury
 Notes 11.125% due
 8/15/03, market
 value $848,893)                                        $2,045,000    $2,045,000
With UBS Warburg 4.51%
 5/1/01 (dated 4/30/01,
 collateralized by $320,000
 U.S. Treasury Notes
 6.125% due 12/31/01,
 market value $331,148
 and $563,000 U.S.
 Treasury Notes 6.50%
 due 5/31/02, market
 value $592,201 and
 $317,000 U.S. Treasury
 Notes 5.50% due 3/31/03,
 market value $324,841
 and $563,000 U.S.
 Treasury Notes 5.75%
 due 8/15/03, market
 value $585,308)                                         1,792,000    1,792,000
--------------------------------------------------------------------------------
Total Repurchase Agreements
(cost $5,692,000)                                                     5,692,000
================================================================================

--------------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES: 113.01%
(COST $37,323,181)                                                   37,701,414
================================================================================

--------------------------------------------------------------------------------
LIABILITIES NET OF RECEIVABLES
 AND OTHER ASSETS: (13.01%)                                          (4,341,902)
================================================================================

--------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO
 2,551,700 SHARES OUTSTANDING;
 EQUIVALENT TO $13.07
 PER SHARE: 100.00%                                                 $33,359,512
================================================================================

COMPONENTS OF NET ASSETS
 AT APRIL 30, 2001:
--------------------------------------------------------------------------------
Shares of beneficial interest (unlimited
 authorization - no par)                                            $40,983,663
Distributions in excess of net
 investment income                                                      (33,212)
Accumulated net realized loss on
 investments                                                         (7,969,172)
Net unrealized appreciation of
 investments                                                            378,233
--------------------------------------------------------------------------------
Total net assets                                                    $33,359,512
================================================================================
+Non-income producing security for the period ended April 30, 2001.

See accompanying notes



40   Delaware Pooled Trust o 2001 Semiannual Report

Delaware Pooled Trust: The Real Estate Investment Trust Portfolio II
Statement of Net Assets
April 30, 2001
(Unaudited)
                                                            Number        Market
                                                         of Shares         Value
--------------------------------------------------------------------------------

COMMON STOCK: 94.52%
Diversified REITs: 3.68%
Crescent Real Estate Equities                                9,100     $ 216,489
                                                                       ---------
                                                                         216,489
                                                                       ---------
Healthcare REITs: 2.28%
Nationwide Health Properties                                 7,600       134,140
                                                                       ---------
                                                                         134,140
                                                                       ---------
Hotel REITs: 2.74%
Host Marriott                                               12,500       161,125
                                                                       ---------
                                                                         161,125
                                                                       ---------
Industrial REITs: 10.49%
AMB Property                                                 9,580       238,542
First Industrial Realty Trust                                4,400       135,300
ProLogis Trust                                              11,800       243,080
                                                                       ---------
                                                                         616,922
                                                                       ---------
Malls REITs: 11.76%
CBL & Associates Properties                                  5,700       157,035
General Growth Properties                                    5,300       191,383
Simon Property Group                                         7,470       197,731
Taubman Centers                                             11,700       145,080
                                                                       ---------
                                                                         691,229
                                                                       ---------
Manufactured Housing REITs: 6.74%
Chateau Communities                                          6,980       217,078
Sun Communities                                              5,340       179,157
                                                                       ---------
                                                                         396,235
                                                                       ---------
Multifamily REITs: 14.96%
Apartment Investment &
 Management Class A                                          5,890       262,576
AvalonBay Communities                                        3,851       174,835
Camden Property Trust                                        4,600       153,180
Equity Residential Properties
 Trust                                                       4,200       220,458
Essex Property Trust                                         1,450        68,150
                                                                       ---------
                                                                         879,199
                                                                       ---------
Office/Industrial REITs: 9.31%
Duke-Weeks Realty                                            9,940       229,018
Liberty Property Trust                                       4,733       136,547
Reckson Associates Realty                                    7,730       181,732
                                                                       ---------
                                                                         547,297
                                                                       ---------

                                                            Number        Market
                                                         of Shares         Value
--------------------------------------------------------------------------------

 Office REITs: 18.92%
 Alexandria Real Estate Equities                             2,400   $    89,088
 CarrAmerica Realty                                          6,090       175,088
 Equity Office Properties Trust                             12,320       351,735
 Prentiss Properties Trust                                   8,875       224,981
 SL Green Realty                                             7,480       214,003
 Spieker Properties                                          1,040        57,408
                                                                     -----------
                                                                       1,112,303
                                                                     -----------
 Other/Operating Companies: 7.23%
+Catellus Development                                        9,110       148,038
 Starwood Hotels & Resorts
  Worldwide                                                  6,690       241,442
 Trizec Hahn                                                 2,300        35,650
                                                                     -----------
                                                                         425,130
                                                                     -----------
 Retail Strip Centers REITs: 6.41%
 Kimco Realty                                                3,400       149,600
 Pan Pacific Retail Properties                              10,090       227,227
                                                                       ---------
                                                                         376,827
                                                                       ---------

--------------------------------------------------------------------------------
 Total Common Stock
 (cost $5,339,032)                                                     5,556,896
================================================================================

                                                         Principal
                                                            Amount
--------------------------------------------------------------------------------

REPURCHASE AGREEMENTS: 5.73%

With BNP Paribas 4.51%
 5/01/01 (dated 4/30/01,
 collateralized by $111,000
 U.S. Treasury Notes
 6.375% due 9/30/01,
 market value $112,291)                                   $110,000       110,000
With Chase Manhattan
 4.50% 5/01/01 (dated
 4/30/01, collateralized by
 $72,000 U.S. Treasury
 Notes 6.625% due
 7/31/01, market value
 $73,606 and $43,000
 U.S. Treasury Notes 11.125%
 due 8/15/03, market
 value $50,259)                                            121,000       121,000


                             2001 Semiannual Report o Delaware Pooled Trust   41

                                                         Principal        Market
                                                            Amount         Value
--------------------------------------------------------------------------------

With UBS Warburg 4.51%
 5/01/01 (dated 4/30/01,
 collateralized by $19,000
 U.S. Treasury Notes 6.125%
 due 12/31/01, market value
 $19,606 and $33,000
 U.S. Treasury Notes 6.50%
 due 5/31/02, market value
 $35,062 and $19,000
 U.S. Treasury Notes 5.50%
 due 3/31/03, market value
 $19,233 and $33,000
 U.S. Treasury Notes 5.75%
 due 8/15/03, market
 value $34,654)                                           $106,000     $106,000
--------------------------------------------------------------------------------
Total Repurchase Agreements
(cost $337,000)                                                         337,000
================================================================================

--------------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES: 100.25%
(COST $5,676,032)                                                     5,893,896
================================================================================

--------------------------------------------------------------------------------
LIABILITIES NET OF RECEIVABLES
AND OTHER ASSETS: (0.25%)                                               (14,683)
================================================================================

--------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO
 356,232 SHARES OUTSTANDING;
 EQUIVALENT TO $16.50
 PER SHARE: 100.00%                                                  $5,879,213
================================================================================

--------------------------------------------------------------------------------
COMPONENTS OF NET ASSETS
AT APRIL 30, 2001:
--------------------------------------------------------------------------------
Shares of beneficial interest (unlimited
 authorization - no par)                                             $6,601,844
Undistributed net investment income                                      65,477
Accumulated net realized loss on
 investments                                                         (1,005,972)
Net unrealized appreciation of
 investments                                                            217,864
--------------------------------------------------------------------------------
Total net assets                                                     $5,879,213
================================================================================

REIT - Real Estate Investment Trusts
+Non-income producing security for the period ended April 30, 2001.

See accompanying notes

Delaware Pooled Trust:
The Intermediate Fixed Income Portfolio
Statement of Net Assets
April 30, 2001
(Unaudited)
                                                         Principal        Market
                                                            Amount         Value
--------------------------------------------------------------------------------

AGENCY COLLATERALIZED MORTGAGE
 OBLIGATIONS: 3.85%

Federal National Mortgage
 Association Series
 2303 CW 8.50% 11/15/24                                    $85,000       $90,950
Government National
 Mortgage Association
 Series 98-9 B
 6.85% 12/20/25                                            150,000       152,211
--------------------------------------------------------------------------------
Total Agency Collateralized Mortgage
  Obligations (cost $241,525)                                            243,161
================================================================================
AGENCY MORTGAGE-BACKED SECURITIES: 14.86%

Federal Home Loan Mortgage
 Corporation
 7.00% 11/1/30                                             217,405       219,582
Federal National Mortgage
 Association
 6.50% 5/1/16                                              145,000       146,133
 6.50% 5/1/31                                              150,000       148,453
 7.00% 11/1/28                                             102,153       103,238
 7.00% 10/1/29                                             166,913       168,530
 7.50% 1/1/31                                              150,015       153,203
--------------------------------------------------------------------------------
Total Agency Mortgage-Backed
Securities (cost $929,872)                                               939,139
================================================================================

AGENCY OBLIGATIONS: 6.52%

Federal National Mortgage
 Association
 7.00% 7/15/05                                             185,000       196,520
 5.50% 2/15/06                                             215,000       215,866
--------------------------------------------------------------------------------
Total Agency Obligations
(cost $405,583)                                                          412,386
================================================================================

ASSET BACKED SECURITIES: 9.78%

Ford Credit Auto Owner
 Trust Series 01-B A5
 5.36% 6/15/05                                             200,000       200,688
Nationscredit Grantor Trust
 Series 97-1 A 6.75% 8/15/13                               155,512       159,991
Philadelphia, Pennsylvania
 Authority for Industrial
 Development Series 97 A
 6.488% 6/15/04                                            260,548       257,128
--------------------------------------------------------------------------------
Total Asset Backed Securities
(cost $619,257)                                                          617,807
================================================================================



42   Delaware Pooled Trust o 2001 Semiannual Report

                                                         Principal        Market
                                                            Amount         Value
--------------------------------------------------------------------------------

COMMERCIAL MORTGAGE-BACKED SECURITIES: 7.28%

Chase Commercial Mortgage
 Securities Series 96-2 C
 6.90% 11/19/06                                           $120,000     $ 122,240
Comm Series 00-C1 A1
 7.206% 9/15/08                                            125,723       131,421
Comm Series 01-J1A A2
 6.457% 2/16/34                                             75,000        74,156
GMAC Commercial Mortgage
 Securities Series 00-C2 A2
 7.455% 6/16/10                                            125,000       132,519
--------------------------------------------------------------------------------
Total Commercial Mortgage-Backed
Securities (cost $458,915)                                               460,336
================================================================================

CORPORATE BONDS: 41.98%

Banking, Finance & Insurance: 10.81%

Athena Nuero Finance
 7.25% 2/21/08                                              75,000        76,112
Banco Santander - Chile
 6.50% 11/1/05                                             100,000       100,532
Bank of Hawaii
 6.875% 6/1/03                                              30,000        30,351
Citigroup 6.75% 12/1/05                                    100,000       103,752
Qwest Capital Funding 144A
 7.25% 2/15/11                                             120,000       121,387
Salomon Smith Barney
 Holdings 5.875% 3/15/06                                    80,000        79,333
Wells Fargo 7.55% 6/21/10                                  160,000       171,259
                                                                         -------
                                                                         682,726
                                                                         -------
Cable, Media & Publishing: 1.25%

AOL Time Warner 6.75%
 4/15/11                                                    40,000        39,810
Comcast Cable
 Communications
 6.75% 1/30/11                                              40,000        39,353
                                                                         -------
                                                                          79,163
                                                                         -------
Electronics & Electrical Equipment: 0.96%
Arrow Electronics
 8.20% 10/1/03                                              60,000        60,678
                                                                         -------
                                                                          60,678
                                                                         -------
Energy: 3.41%
Osprey Trust 144A
 8.31% 1/15/03                                             150,000       154,582
Progress Energy
 6.55% 3/1/04                                               60,000        61,179
                                                                         -------
                                                                         215,761
                                                                         -------

                                                         Principal        Market
                                                            Amount         Value
--------------------------------------------------------------------------------

Environmental Services: 3.00%
USA Waste Services
 6.125% 7/15/01                                           $190,000      $189,839
                                                                        --------
                                                                         189,839
                                                                        --------
Healthcare & Pharmaceuticals: 1.57%
Aetna 7.375% 3/1/06                                        100,000        99,286
                                                                        --------
                                                                          99,286
                                                                        --------
Industrial Machinery: 1.96%
IMC Global 7.40% 11/1/02                                    50,000        48,572
Norsk Hydro 6.70% 1/15/18                                   80,000        75,369
                                                                        --------
                                                                         123,941
                                                                        --------
Leisure, Lodging & Entertainment: 0.47%
Mirage Resorts 6.625% 2/1/05                                30,000        29,540
                                                                        --------
                                                                          29,540
                                                                        --------
Metals & Mining: 2.11%
Alcoa 7.375% 8/1/10                                        125,000       133,629
                                                                        --------
                                                                         133,629
                                                                        --------
Real Estate: 1.98%
Simon Property Group 144A
 7.375% 1/20/06                                            125,000       125,198
                                                                        --------
                                                                         125,198
                                                                        --------
Retail: 0.63%
Gap 5.625% 5/1/03                                           40,000        39,970
                                                                        --------
                                                                          39,970
                                                                        --------
Telecommunications: 9.36%
AT&T Wireless Services 144A
 7.875% 3/1/11                                             100,000       100,512
Cox Communications
 6.15% 8/1/03                                              110,000       110,974
France Telecom 144A
 7.75% 3/1/11                                              150,000       152,718
WorldCom 7.55% 4/1/04                                      225,000       227,712
                                                                        --------
                                                                         591,916
                                                                        --------
Transportation & Shipping: 3.67%
Delta Air Lines
 7.57% 11/15/10                                             75,000        78,515
United Air Lines
 7.186% 4/1/11                                             150,000       153,411
                                                                        --------
                                                                         231,926
                                                                        --------


                             2001 Semiannual Report o Delaware Pooled Trust   43

                                                         Principal        Market
                                                            Amount         Value
--------------------------------------------------------------------------------

 Utilities: 0.80%
 Mirant Americas
  8.30% 5/1/11                                            $ 50,000   $    50,693
                                                                     -----------
                                                                          50,693
                                                                     -----------
 -------------------------------------------------------------------------------
 Total Corporate Bonds
 (cost $2,643,754)                                                     2,654,266
 ===============================================================================

 U.S. TREASURY OBLIGATIONS: 12.37%

 U.S. Treasury Note
+ 4.25% 3/31/03                                            330,000       329,695
  5.75% 11/15/05                                           345,000       357,021
 U.S. Treasury Inflation Index
  Note 3.625% 1/15/08                                       92,495        94,981
--------------------------------------------------------------------------------
 Total U.S. Treasury Obligations
 (cost $784,404)                                                         781,697
================================================================================

                                                         Number of
                                                            Shares
--------------------------------------------------------------------------------

 PREFERRED STOCK: 1.23%

 Telecommunications: 1.23%
 Centaur Funding 144A                                          750        77,906
--------------------------------------------------------------------------------
 Total Preferred Stock
 (cost $80,132)                                                           77,906
================================================================================

                                                         Principal
                                                            Amount
--------------------------------------------------------------------------------

REPURCHASE AGREEMENTS: 7.70%

With BNP Paribas 4.51%
 5/1/01 (dated 4/30/01,
 collateralized by $160,000
 U.S.Treasury Notes
 6.375% due 9/30/01,
 market value $162,272)                                   $159,000       159,000
With Chase Manhattan
 4.50% 5/1/01 (dated
 4/30/01, collateralized
 by $104,000 U.S.
 Treasury Notes 6.625%
 due 7/31/01, market
 value $106,369 and
 $62,000 U.S. Treasury
 Notes 11.125% due
 8/15/03, market
 value $72,630)                                            175,000       175,000

                                                         Principal        Market
                                                            Amount         Value
--------------------------------------------------------------------------------

With UBS Warburg 4.51%
 5/1/01 (dated 4/30/01,
 collateralized by $27,000
 U.S. Treasury Notes
 6.125% due 12/31/01,
 market value $28,333
 and $48,000 U.S. Treasury
 Notes 6.50% due 5/31/02,
 market value $50,668
 and $27,000 U.S.
 Treasury Notes 5.50%
 due 3/31/03, market
 value $27,793 and
 $48,000 U.S. Treasury
 Notes 5.75% due
 8/15/03, market
 value $50,078)                                           $153,000    $ 153,000
--------------------------------------------------------------------------------
Total Repurchase Agreements
(cost $487,000)                                                         487,000
================================================================================

--------------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES: 105.57%
(COST $6,650,442)                                                     6,673,698
================================================================================

--------------------------------------------------------------------------------
LIABILITIES NET OF RECEIVABLES
 AND OTHER ASSETS: (5.57%)                                             (352,379)
================================================================================

--------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO
 637,994 SHARES OUTSTANDING;
 EQUIVALENT TO $9.91
 PER SHARE: 100.00%                                                  $6,321,319
================================================================================

--------------------------------------------------------------------------------
COMPONENTS OF NET ASSETS
 AT APRIL 30, 2001:
--------------------------------------------------------------------------------
Shares of beneficial interest (unlimited
 authorization - no par)                                             $6,664,409
Undistributed net investment income                                       3,631
Accumulated net realized loss on
 investments                                                           (372,539)
Net unrealized appreciation of
 investments                                                             25,818
--------------------------------------------------------------------------------
Total net assets                                                     $6,321,319
================================================================================

+Fully or partially pledged as collateral for financial futures contracts.

See accompanying notes


44   Delaware Pooled Trust o 2001 Semiannual Report

Delaware Pooled Trust: The Aggregate Fixed Income Portfolio
Statement of Net Assets
April 30, 2001
(Unaudited)
                                                         Principal        Market
                                                            Amount         Value
--------------------------------------------------------------------------------

AGENCY COLLATERALIZED MORTGAGE
  OBLIGATIONS: 3.26%
Federal Home Loan Mortgage
  Corporation Series T-11 A5
  6.50% 1/25/15                                            $60,000     $  61,369
Federal National Mortgage
  Association Series 2303 CW
  8.50% 11/15/24                                            90,000        96,300
Federal National Mortgage
  Association Whole Loan
  Series 98-W3 A2
  6.50% 7/25/28                                             55,341        55,921
Government National
  Mortgage Association
  Series 98-9 B
  6.85% 12/20/25                                            40,000        40,590
--------------------------------------------------------------------------------
Total Agency Collateralized Mortgage
Obligations (cost $251,212)                                             254,180
================================================================================

AGENCY MORTGAGE-BACKED SECURITIES: 20.34%
Federal Home Loan
  Mortgage Corporation
  7.00% 11/1/30                                            303,761       306,799
Federal National Mortgage
  Association
  6.00% 4/1/13                                             141,370       140,752
  6.50% 5/1/16                                             295,000       297,305
  6.50% 5/1/31                                             150,000       148,453
  7.00% 11/1/28                                            115,477       116,704
  7.00% 8/1/29                                             110,967       112,146
  7.00% 2/1/30                                             457,950       462,386
--------------------------------------------------------------------------------
Total Agency Mortgage-Backed
Securities (cost $1,548,619)                                           1,584,545
================================================================================

AGENCY OBLIGATIONS: 5.37%
Federal Home Loan Mortgage
  Corporation 5.875% 3/21/11                                55,000        53,157
Federal National Mortgage
  Association
  7.25% 1/15/10                                            195,000       211,685
  7.50% 2/1/31                                             150,014       153,202
--------------------------------------------------------------------------------
Total Agency Obligations
(cost $407,726)                                                          418,044
================================================================================

                                                         Principal        Market
                                                            Amount         Value
--------------------------------------------------------------------------------

ASSET BACKED SECURITIES: 7.63%
Citibank Credit Card Master
  Trust I Series 99-7 A
  6.65% 11/15/06                                          $135,000      $140,275
Ford Credit Auto Owner
  Trust Series 00-F A2
  6.56% 5/17/04                                            100,000       103,060
Ford Credit Auto Owner
  Trust Series 01-B A5
  5.36% 6/15/05                                             50,000        50,172
Peoplefirst.com Auto
  Receivables Owner
  Trust Series 00-2 A4
  6.43% 9/15/07                                            120,000       122,775
PSE&G Transition Funding
  Series 01-1 A3
  5.98% 6/15/08                                            100,000       101,094
Standard Credit Card Master
  Trust Series 94-4 A
  8.25% 11/7/03                                             75,000        76,553
--------------------------------------------------------------------------------
Total Asset Backed Securities
(cost $580,719)                                                          593,929
================================================================================

COMMERCIAL MORTGAGE-BACKED SECURITIES: 5.62%
Chase Commercial Mortgage
  Securities Series 96-2 C
  6.90% 11/19/06                                            75,000        76,400
Comm Series 00-C1 A1
  7.206% 9/15/08                                            67,697        70,765
Comm Series 01-J1A A2
  6.457% 2/16/34                                            75,000        74,156
First Union National Bank
  Commercial Mortgage
  Series 99-C4 A1
  7.184% 9/15/08                                            95,717       100,133
GMAC Commercial
  Mortgage Securities
  Series 00-C2 A2
  7.455% 6/16/10                                           110,000       116,616
--------------------------------------------------------------------------------
Total Commercial Mortgage-Backed
Securities (cost $431,772)                                               438,070
================================================================================

                             2001 Semiannual Report o Delaware Pooled Trust   45

                                                         Principal        Market
                                                            Amount         Value
--------------------------------------------------------------------------------

CORPORATE BONDS: 38.66%
Automobiles & Automotive Parts: 2.62%
Ford Motor Credit
  6.875% 2/1/06                                           $200,000      $203,733
                                                                        --------
                                                                         203,733
                                                                        --------
Banking, Finance & Insurance: 12.59%
Athena Nuero Finance
  7.25% 2/21/08                                             75,000        76,112
Axa 8.60% 12/15/30                                          70,000        75,186
Banco Santander - Chile
  6.50% 11/1/05                                            115,000       115,611
Bank of Hawaii
  6.875% 6/1/03                                             25,000        25,292
Citigroup 6.75% 12/1/05                                    100,000       103,752
General Motors Acceptance
  7.25% 3/2/11                                              50,000        50,723
PNC Funding 7.00% 9/1/04                                   160,000       164,485
Qwest Capital Funding 144A
  7.25% 2/15/11                                            140,000       141,619
Salomon Smith Barney
  Holdings 5.875% 3/15/06                                   80,000        79,333
Wells Fargo 7.55% 6/21/10                                  140,000       149,852
                                                                        --------
                                                                         981,965
                                                                        --------
Cable, Media & Publishing: 0.89%
AOL Time Warner
  6.75% 4/15/11                                             40,000        39,810
Comcast Cable
  Communications
  6.75% 1/30/11                                             30,000        29,515
                                                                        --------
                                                                          69,325
                                                                        --------
Computers & Technology: 2.83%
Computer Sciences
  7.50% 8/8/05                                             150,000       155,031
Sun Microsystems
  7.65% 8/15/09                                             65,000        65,144
                                                                        --------
                                                                         220,175
                                                                        --------
Electronics & Electrical Equipment: 0.65%
Arrow Electronics
  8.20% 10/1/03                                             50,000        50,565
                                                                        --------
                                                                          50,565
                                                                        --------
Energy: 2.44%
Osprey Trust 144A
  8.31% 1/15/03                                            125,000       128,819
Progress Energy
  6.55% 3/1/04                                              60,000        61,179
                                                                        --------
                                                                         189,998
                                                                        --------

                                                         Principal        Market
                                                            Amount         Value
--------------------------------------------------------------------------------

Environmental Services: 0.26%
USA Waste Services
  6.125% 7/15/01                                           $20,000      $ 19,983
                                                                        --------
                                                                          19,983
                                                                        --------
Food, Beverage & Tobacco: 0.93%
Archer-Daniels-Midland
  7.00% 2/1/31                                              75,000        72,570
                                                                        --------
                                                                          72,570
                                                                        --------
Healthcare & Pharmaceuticals: 1.27%
Aetna 7.375% 3/1/06                                        100,000        99,286
                                                                        --------
                                                                          99,286
                                                                        --------
Industrial Machinery: 2.01%
IMC Global 7.40% 11/1/02                                    50,000        48,572
Norsk Hydro 6.70% 1/15/18                                  115,000       108,343
                                                                        --------
                                                                         156,915
                                                                        --------
Leisure, Lodging & Entertainment: 0.32%
Mirage Resorts 6.625% 2/1/05                                25,000        24,616
                                                                        --------
                                                                          24,616
                                                                        --------
Real Estate: 1.54%
Simon Property Group 144A
  7.375% 1/20/06                                           120,000       120,190
                                                                        --------
                                                                         120,190
                                                                        --------
Retail: 0.51%
Gap 5.625% 5/1/03                                           40,000        39,970
                                                                        --------
                                                                          39,970
                                                                        --------
Telecommunications: 5.78%
AT&T Wireless Services 144A
  7.875% 3/1/11                                            140,000       140,717
  8.75% 3/1/31                                              55,000        56,615
Cox Communications
  6.15% 8/1/03                                              85,000        85,752
WorldCom 7.55% 4/1/04                                      165,000       166,989
                                                                        --------
                                                                         450,073
                                                                        --------
Transportation & Shipping: 2.32%
Delta Air Lines
  7.57% 11/15/10                                            75,000        78,515
United Air Lines
  7.186% 4/1/11                                            100,000       102,274
                                                                        --------
                                                                         180,789
                                                                        --------
Utilities: 0.65%
Mirant Americas 8.30% 5/1/11                                50,000        50,693
                                                                        --------
                                                                          50,693
                                                                        --------

46   Delaware Pooled Trust o 2001 Semiannual Report

                                                         Principal        Market
                                                            Amount         Value
--------------------------------------------------------------------------------

 Miscellaneous: 1.05%
 Andarko Finance 144A
   7.50% 5/1/31                                            $80,000      $ 81,761
                                                                        --------
                                                                          81,761
                                                                        --------
--------------------------------------------------------------------------------
 Total Corporate Bonds
 (cost $2,999,915)                                                     3,012,607
================================================================================

 U.S. TREASURY OBLIGATIONS: 14.30%
 U.S. Treasury Note
   5.00% 2/15/11                                           210,000       204,750
   5.75% 11/15/05                                          265,000       274,234
   6.25% 5/15/30                                            55,000        58,034
+  6.875% 8/15/25                                          285,000       319,792
 U.S. Treasury Inflation Index
   Note 3.625% 1/15/08                                     250,281       257,008
--------------------------------------------------------------------------------
 Total U.S. Treasury Obligations
 (cost $1,136,164)                                                     1,113,818
================================================================================

                                                         Number of
                                                            Shares
--------------------------------------------------------------------------------

 PREFERRED STOCK: 1.33%
 Telecommunications: 1.33%
 Centaur Funding 144A                                        1,000       103,875
                                                                         -------
                                                                         103,875
                                                                         -------
--------------------------------------------------------------------------------
 Total Preferred Stock
 (cost $106,842)                                                         103,875
================================================================================

                                                         Principal
                                                            Amount
--------------------------------------------------------------------------------

 REPURCHASE AGREEMENTS: 10.15%
 With BNP Paribas 4.51%
   5/1/01 (dated 4/30/01,
   collateralized by
   $260,000 U.S.Treasury
   Notes 6.375% due
   9/30/01, market
   value $263,567)                                        $258,000       258,000
 With Chase Manhattan
   4.50% 5/1/01 (dated
   4/30/01, collateralized
   by $169,000 U.S.
   Treasury Notes 6.625%
   due 7/31/01, market
   value $172,767 and
   $101,000 U.S. Treasury
   Notes 11.125% due
   8/15/03, market
   value $117,968)                                         284,000       284,000

                                                         Principal        Market
                                                            Amount         Value
--------------------------------------------------------------------------------

With UBS Warburg 4.51%
  5/1/01 (dated 4/30/01,
  collateralized by $44,000
  U.S. Treasury Notes
  6.125% due 12/31/01,
  market value $46,019
  and $78,000 U.S.
  Treasury Notes 6.50%
  due 5/31/02, market
  value $82,296 and
  $44,000 U.S. Treasury
  Notes 5.50% due
  3/31/03, market
  value $45,142 and
  $78,000 U.S. Treasury
  Notes 5.75% due
  8/15/03, market
  value $81,339)                                          $249,000   $  249,000
--------------------------------------------------------------------------------
Total Repurchase Agreements
(cost $791,000)                                                         791,000
================================================================================
--------------------------------------------------------------------------------

TOTAL MARKET VALUE OF SECURITIES: 106.66%
(COST $8,253,969)                                                     8,310,068
================================================================================
--------------------------------------------------------------------------------

LIABILITIES NET OF RECEIVABLES
  AND OTHER ASSETS: (6.66%)                                            (519,206)
================================================================================
--------------------------------------------------------------------------------

NET ASSETS APPLICABLE TO
  875,336 SHARES OUTSTANDING;
  EQUIVALENT TO $8.90
  PER SHARE: 100.00%                                                 $7,790,862
================================================================================
--------------------------------------------------------------------------------

COMPONENTS OF NET ASSETS
 AT APRIL 30, 2001:
--------------------------------------------------------------------------------
Shares of beneficial interest (unlimited
 authorization - no par)                                             $7,843,532
Undistributed net investment income                                     151,728
Accumulated net realized loss on
 investments                                                           (261,284)
Net unrealized appreciation of
 investments                                                             56,886
--------------------------------------------------------------------------------
Total net assets                                                     $7,790,862
================================================================================

+ Fully or partially pledged as collateral for financial futures contracts.

See accompanying notes

                             2001 Semiannual Report o Delaware Pooled Trust   47

Delaware Pooled Trust: The High-Yield Bond Portfolio
Statement of Net Assets
April 30, 2001
(Unaudited)
                                                         Principal        Market
                                                            Amount         Value
--------------------------------------------------------------------------------

 CORPORATE BONDS: 93.82%
 Banking, Finance & Insurance: 0.60%
 Sovereign Bancorp
  10.50% 11/15/06                                          $20,000      $ 21,600
                                                                        --------
                                                                          21,600
                                                                        --------
 Building & Materials: 1.38%
 K Hovnanian Enterprises
   10.50% 10/1/07                                           10,000        10,450
 Toll Brothers 8.125% 2/1/09                                40,000        39,600
                                                                        --------
                                                                          50,050
                                                                        --------
 Cable, Media & Publishing: 11.78%
 Adelphia Communications
   10.50% 7/15/04                                           20,000        20,650
   10.875% 10/1/10                                          35,000        37,100
 Advanstar Communications 144A
   12.00% 2/15/11                                           25,000        25,625
 Antenna TV 9.00% 8/1/07                                    20,000        19,100
 Charter Communications
   8.625% 4/1/09                                            70,000        68,424
   10.00% 4/1/09                                            20,000        21,150
*Coaxial 12.875% 8/15/08                                    25,000        18,625
 CSC Holdings 7.25% 7/15/08                                 15,000        14,590
 Echostar Broadband
  10.375% 10/1/07                                           30,000        31,125
*Insight Communications 144A
  12.25% 2/15/11                                            90,000        51,300
 Insight Midwest 144A
  10.50% 11/1/10                                            35,000        38,063
 Mediacom 7.875% 2/15/11                                    40,000        35,800
 NTL Communications
  11.875% 10/1/10                                           30,000        25,650
 Sinclair Broadcast Group
  10.00% 9/30/05                                            20,000        19,500
                                                                        --------
                                                                         426,702
                                                                        --------
 Chemicals: 3.65%
 Avecia Group 11.00% 7/1/09                                 50,000        53,000
 Lyondell Chemical
   9.875% 5/1/07                                            15,000        15,563
 PMD Group 11.00% 2/28/11                                   25,000        25,875
 Polymer Group 9.00% 7/1/07                                 55,000        21,725
 Resolution Performance 144A
  13.50% 11/15/10                                           15,000        15,975
                                                                        --------
                                                                         132,138
                                                                        --------

                                                         Principal        Market
                                                            Amount         Value
--------------------------------------------------------------------------------

 Electronics & Electrical Equipment: 3.94%
 Amkor Technologies
   9.25% 5/1/06                                            $20,000      $ 19,200
 Avista 144A 9.75% 6/1/08                                   25,000        25,778
 BRL Universal Equipment 144A
   8.875% 2/15/08                                           20,000        20,500
 Chippac International
   12.75% 8/1/09                                            20,000        17,400
 Flextronics International
   9.875% 7/1/10                                            60,000        60,000
                                                                        --------
                                                                         142,878
                                                                        --------
 Energy: 9.75%
 Calpine 8.625% 8/15/10                                     50,000        50,241
 Calpine Canada
   8.50% 5/1/08                                             30,000        30,089
 Grey Wolf 8.875% 7/1/07                                    30,000        30,675
 Parker Drilling
   9.75% 11/15/06                                           60,000        62,850
 Pride International
   10.00% 6/1/09                                            60,000        66,000
 R&B Falcon 9.112% 12/15/03                                 30,000        32,475
 Triton Energy 8.875% 10/1/07                               40,000        41,800
*Universal Computer
   9.875% 2/15/08                                           45,000        38,925
                                                                        --------
                                                                         353,055
                                                                        --------
 Food, Beverage & Tobacco: 1.49%
 Advantica Restaurant
   11.25% 1/15/08                                           20,000        12,300
 DiGiorgio 10.00% 6/15/07                                   45,000        41,850
                                                                        --------
                                                                          54,150
                                                                        --------
 Government Bonds: 2.93%
 Brazil Federal Republic
   11.00% 8/17/40                                           50,000        37,950
 Republic of Philippines
   9.875% 1/15/19                                           60,000        48,300
 United Mexican States
   8.375% 1/14/11                                           20,000        19,890
                                                                        --------
                                                                         106,140
                                                                        --------
 Healthcare & Pharmaceuticals: 7.11%
 Davita 144A
  9.25% 4/15/11                                             25,000        25,938
 HCA - The Healthcare
   Company 7.875% 2/1/11                                    55,000        56,089
 Kinetic Concepts
   9.625% 11/1/07                                           50,000        47,000

48   Delaware Pooled Trust o 2001 Semiannual Report

                                                         Principal        Market
                                                            Amount         Value
--------------------------------------------------------------------------------

 Omnicare 8.125% 3/15/11                                   $20,000      $ 20,550
 Tenet Healthcare
   7.625% 6/1/08                                            45,000        46,350
 Triad Hospitals 144A
   8.75% 5/1/09                                             60,000        61,500
                                                                        --------
                                                                         257,427
                                                                        --------
 Industrial Machinery: 10.40%
 Amkor Technologies 144A
   9.25% 2/15/08                                            30,000        28,650
 Fairchild Semiconductor
   10.50% 2/1/09                                            30,000        29,700
 Grupo Elektra 12.00% 4/1/08                                35,000        32,288
 Healthsouth 8.50% 2/1/08                                   40,000        40,149
 Key Energy Services 144A
   8.375% 3/1/08                                            50,000        51,875
 King Pharmaceutical
   10.75% 2/15/09                                           15,000        16,125
 Levi Strauss
   11.625% 1/15/08                                          40,000        40,200
 Neff
   10.25% 6/1/08                                            40,000        17,400
   10.25% 6/1/08                                            25,000        10,875
 Sesi, L.L.C. 144A
   8.875% 5/15/11                                           50,000        52,749
 Stone Container 144A
   9.75% 2/1/11                                             15,000        15,619
 Tembec Industries 144A
   8.50% 2/1/11                                             40,000        41,300
                                                                        --------
                                                                         376,930
                                                                        --------
 Leisure, Lodging & Entertainment: 8.79%
 Alliance Gaming
   10.00% 8/1/07                                            60,000        55,950
 Anchor Gaming
   9.875% 10/15/08                                          40,000        42,700
 CKE Restaurants
   9.125% 5/1/09                                           100,000        54,000
 HMH Properties
   8.45% 12/1/08                                            20,000        19,950
 Hollywood Casino
   13.00% 8/1/06                                            30,000        32,775
 MGM Mirage
   8.375% 2/1/11                                            20,000        20,275
 Mohegan Tribal Gaming
   8.125% 1/1/06                                            40,000        41,000
 Park Place Entertainment
   8.875% 9/15/08                                           30,000        30,975
*Premier Parks
   10.00% 4/1/08                                            25,000        20,875
                                                                        --------
                                                                         318,500
                                                                        --------
 Metals & Mining: 1.53%
 Golden Northwest
   12.00% 12/15/06                                          20,000        14,100

                                                         Principal        Market
                                                            Amount         Value
--------------------------------------------------------------------------------

 P and L Coal Holdings
   9.625% 5/15/08                                          $20,000     $  21,100
 WCI Steel 10.00% 12/1/04                                   30,000        20,250
                                                                       ---------
                                                                          55,450
                                                                       ---------
 Paper & Forest Products: 2.11%
 Doman Industries
   8.75% 3/15/04                                            15,000         8,100
   12.00% 7/1/04                                            40,000        41,000
 Gaylord Container
   9.75% 6/15/07                                            40,000        27,200
                                                                       ---------
                                                                          76,300
                                                                       ---------
 Retail: 3.03%
 Buhrman US 12.25% 11/1/09                                  20,000        21,100
 J Crew 10.375% 10/15/07                                    50,000        41,500
 Saks 7.25% 12/1/ 04                                        50,000        47,000
                                                                       ---------
                                                                         109,600
                                                                       ---------
 Telecommunications: 18.92%
*Alamosa Holdings
   12.875% 2/15/10                                          35,000        18,375
 American Tower 144A
   9.375% 2/1/09                                            30,000        30,075
 Crown Castle International
   10.75% 8/1/11                                            35,000        37,538
 Dobson Communications
   10.875% 7/1/10                                           55,000        56,099
 Exodus Communications
   11.625% 7/15/10                                          15,000        11,925
 Focal Communications
   11.875% 1/15/10                                          25,000        12,625
*  12.125% 2/15/08                                          30,000         9,300
 Global Crossing
   9.50% 11/15/09                                           15,000        14,025
 Global Crossing 144A
   8.70% 8/1/07                                             80,000        73,799
*Horizon 14.00% 10/1/10                                     50,000        19,750
 Level 3 Communications
   9.125% 5/1/08                                            10,000         6,500
   11.00% 3/15/08                                           50,000        34,625
*McCaw International
   13.00% 4/15/07                                           50,000        26,750
 Mcleodusa 11.375% 1/1/09                                   45,000        39,375
 Metromedia Fiber
   10.00% 12/15/09                                          40,000        26,100
*Microcell Telecommunications
   14.00% 6/1/06                                            25,000        21,125
 Nextel Communications
   9.50% 2/1/11                                             40,000        33,100
 Nextel International
   12.75% 8/1/10                                            45,000        30,263
*Nextel Partners
   14.00% 2/1/09                                            30,000        18,525

                             2001 Semiannual Report o Delaware Pooled Trust   49

                                                         Principal        Market
                                                            Amount         Value
--------------------------------------------------------------------------------

 Nextlink Communications
*  9.45% 4/15/08                                           $20,000    $    6,800
   10.75% 11/15/08                                          30,000        15,000
*  12.125% 12/1/09                                          25,000         6,625
*  12.25% 6/1/09                                            40,000        11,800
*Pinnacle Holdings
   10.00% 3/15/08                                           30,000        18,300
*Telewest Communications
   9.25% 4/15/09                                            65,000        36,888
 Time Warner Telecom
   10.125% 2/1/11                                           35,000        35,000
*Ubiquitel Operating
   14.00% 4/15/10                                           60,000        25,800
 Williams Communications Group
   10.875% 10/1/09                                          15,000         6,675
 Winstar Communications
   12.75% 4/15/10                                          130,000         2,275
   14.75% 4/15/10                                           60,000           375
                                                                      ----------
                                                                         685,412
                                                                      ----------
 Transportation & Shipping: 1.33%
 Atlas Air 9.375% 11/15/06                                  50,000        48,250
                                                                      ----------
                                                                          48,250
                                                                      ----------
 Utilities: 5.08%
 AES 9.375% 9/15/10                                         70,000        72,975
 Beaver Valley Funding
   9.00% 6/1/17                                             40,000        42,649
 Calpine 10.50% 5/15/06                                     20,000        20,850
 CMS Energy 9.875% 10/15/07                                 45,000        47,710
                                                                      ----------
                                                                         184,184
                                                                      ----------
--------------------------------------------------------------------------------
 Total Corporate Bonds
 (cost $3,599,654)                                                     3,398,766
================================================================================

                                                         Number of
                                                            Shares
--------------------------------------------------------------------------------

 PREFERRED STOCK: 1.79%
 CSC Holdings 11.125%                                          308        33,532
 Rural Cellular 11.375%                                        443        31,277
--------------------------------------------------------------------------------
 Total Preferred Stock
 (cost $65,248)                                                           64,809
================================================================================

                                                         Principal
                                                            Amount

--------------------------------------------------------------------------------

 REPURCHASE AGREEMENTS: 8.20%
 With BNP Paribas 4.51%
   5/1/01 (dated 4/30/01,
   collateralized by $97,000
   U.S. Treasury Notes
   6.375% due 9/30/01,
   market value $98,962)                                   $97,000        97,000

                                                         Principal        Market
                                                            Amount         Value
--------------------------------------------------------------------------------
With Chase Manhattan
  4.50% 5/1/01 (dated
  4/30/01, collateralized
  by $63,000 U.S.
  Treasury Notes 6.625%
  due 7/31/01, market
  value $64,870 and
  $39,000 U.S. Treasury
  Notes 11.125% due
  8/15/03, market
  value $44,294)                                          $107,000   $  107,000
With UBS Warburg 4.51%
  5/1/01 (dated 4/30/01,
  collateralized by $17,000
  U.S. Treasury Notes
  6.125% due 12/31/01,
  market value$17,279 and
  $29,000 U.S. Treasury
  Notes 6.50% due
  5/31/02, market value
  $30,900 and $17,000
  U.S. Treasury Notes 5.50%
  due 3/31/03, market
  value $16,950 and $30,000
  U.S. Treasury Notes 5.75%
  due 8/15/03, market
  value $30,541)                                            93,000       93,000
--------------------------------------------------------------------------------
Total Repurchase Agreements
(cost $297,000)                                                         297,000
================================================================================
--------------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES: 103.81%
(COST $3,961,902)                                                     3,760,575
================================================================================
--------------------------------------------------------------------------------
LIABILITIES NET OF RECEIVABLES
  AND OTHER ASSETS: (3.81%)                                            (137,875)
================================================================================
--------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO
  515,022 SHARES OUTSTANDING;
  EQUIVALENT TO $7.03
  PER SHARE: 100.00%                                                 $3,622,700
================================================================================
--------------------------------------------------------------------------------
COMPONENTS OF NET ASSETS AT APRIL 30, 2001:
--------------------------------------------------------------------------------
Shares of beneficial interest
  (unlimited authorization - no par)                                 $8,065,626
Undistributed net investment income                                      25,005
Accumulated net realized loss on
  investments                                                        (4,266,604)
Net unrealized depreciation of
  investments                                                          (201,327)
--------------------------------------------------------------------------------
Total net assets                                                     $3,622,700
================================================================================

*Zero coupon bond as of April 30, 2001. The interest rate shown is the step-up rate.

 See accompanying notes

50   Delaware Pooled Trust o 2001 Semiannual Report

Delaware Pooled Trust: The Diversified Core Fixed Income Portfolio Statement of Net Assets
April 30, 2001
(Unaudited)

                                                   Principal        Market Value
                                                     Amount*            (U.S. $)
--------------------------------------------------------------------------------

AGENCY COLLATERALIZED MORTGAGE
  OBLIGATIONS: 1.53%
Federal Home Loan Mortgage
  Corporation Series 2303
  CW 8.50% 11/15/24                             USD   70,000             $74,901
Government National
  Mortgage Association
  Series 98-9 B
  6.85% 12/20/25                                      50,000              50,737
--------------------------------------------------------------------------------
Total Agency Collateralized Mortgage
Obligations (cost $125,170)                                              125,638
================================================================================

AGENCY MORTGAGE-BACKED SECURITIES: 25.27%
Federal Home Loan Mortgage
  Corporation 7.00% 11/1/30                           47,351              47,824
Federal National Mortgage
 Association
  6.50% 5/1/16                                       375,000             377,930
  6.50% 5/1/31                                       140,000             138,556
  7.00% 7/25/30                                      577,669             583,265
  7.50% 1/1/31                                       140,014             142,989
Government National
  Mortgage Association
  6.50% 1/15/28                                      339,917             337,686
  7.00% 1/15/31                                      447,427             452,460
--------------------------------------------------------------------------------
Total Agency Mortgage-Backed
Securities (cost $2,052,056)                                           2,080,710
================================================================================

AGENCY OBLIGATIONS: 0.61%
Federal Home Loan Mortgage
  Corporation 5.875% 3/21/11                          35,000              33,827
Federal National Mortgage
  Association 7.25% 1/15/10                           15,000              16,283
--------------------------------------------------------------------------------
Total Agency Obligations
(cost $50,157)                                                            50,110
================================================================================

ASSET BACKED SECURITIES: 5.60%
Citibank Credit Card Master
  Trust I Series 99-7 A
  6.65% 11/15/06                                      50,000              51,954
Ford Credit Auto Owner
  Trust Series 01-B A5
  5.36% 6/15/05                                       50,000              50,172
MBNA Master Credit Card
  Trust Series 00-I A
  6.90% 1/15/08                                       45,000              47,206

                                                   Principal        Market Value
                                                     Amount*            (U.S. $)
--------------------------------------------------------------------------------

Philadelphia, Pennsylvania
  Authority for Industrial
  Development Series 97 A
  6.488% 6/15/04                                USD  238,836            $235,701
Standard Credit Card
  Master Trust Series
  94-4 A 8.25% 11/7/03                                75,000              76,553
--------------------------------------------------------------------------------
Total Asset Backed Securities
(cost $443,660)                                                          461,586
================================================================================

COMMERCIAL MORTGAGE-BACKED SECURITIES: 4.56%
Chase Commercial Mortgage
  Securities Series 96-2 C
  6.90% 11/19/06                                      55,000              56,027
Comm Series 00-C1 A1
  7.206% 9/15/08                                      72,533              75,820
Comm Series 01-J1A A2
  6.457% 2/16/34                                      75,000              74,156
First Union National Bank
  Commercial Mortgage
  Series 99-C4 A1
  7.184% 9/15/08                                      86,146              90,119
GMAC Commercial Mortgage
  Securities Series 00-C2 A2
  7.455% 6/16/10                                      75,000              79,511
--------------------------------------------------------------------------------
Total Commercial Mortgage-Backed
Securities (cost $374,122)                                               375,633
================================================================================

CORPORATE BONDS: 35.03%
Banking, Finance & Insurance: 8.01%
Athena Nuero Finance
  7.25% 2/21/08                                       50,000              50,741
Axa 8.60% 12/15/30                                    60,000              64,445
Banco Santander - Chile
  6.50% 11/1/05                                      100,000             100,532
Bank of Hawaii
  6.875% 6/1/03                                       20,000              20,234
Citigroup 6.75% 12/1/05                               50,000              51,876
Coaxial 12.875% 8/15/08                                5,000               3,725
Midland Funding
  11.75% 7/23/05                                      10,000              11,038
Pemex Finance
  9.69% 8/15/09                                       50,000              53,992
Pinnacle Holdings
  10.00% 3/15/08                                       5,000               3,050
Qwest Capital Funding 144A
  7.25% 2/15/11                                      105,000             106,213
Salomon Smith Barney
Holdings 5.875% 3/15/06                               60,000              59,500
Sovereign Bancorp
  10.50% 11/15/06                                      5,000               5,400

                             2001 Semiannual Report o Delaware Pooled Trust   51

                                                   Principal        Market Value
                                                     Amount*            (U.S. $)
--------------------------------------------------------------------------------

 Wells Fargo
   7.55% 6/21/10                                USD  120,000            $128,444
                                                                        --------
                                                                         659,190
                                                                        --------
 Building & Materials: 0.18%
 DR Horton 9.375% 3/15/11                              5,000               4,975
 Toll 8.125% 2/1/09                                   10,000               9,900
                                                                        --------
                                                                          14,875
                                                                        --------
 Cable, Media & Publishing: 1.69%
 Adelphia Communications
   10.875% 10/1/10                                    10,000              10,600
 Advanstar Communications
   Series 144A 12.00% 2/15/11                          5,000               5,125
 Antenna TV 9.00% 8/1/07                               5,000               4,775
 AOL Time Warner
   6.75% 4/15/11                                      30,000              29,856
 Charter Communications
   Holdings
   8.25% 4/1/07                                       15,000              14,588
   10.00% 4/1/09                                       5,000               5,263
 Comcast Cable
   Communications
   6.75% 1/30/11                                      25,000              24,596
 CSC Holdings 7.25% 7/15/08                            5,000               4,863
+Insight Communications 144A
   12.25% 2/15/11                                     10,000               5,700
 Insight Midwest Series 144A
   10.50% 11/1/10                                      5,000               5,438
 Mediacom 7.875% 2/15/11                              10,000               8,950
 NTL Communications
   Series B 11.875% 10/1/10                            5,000               4,275
 Rogers Wireless
   Communications
   Series 144A 9.625% 5/1/11                          10,000              10,138
 Sinclair Broadcast Group
   10.00% 9/30/05                                      5,000               4,875
                                                                        --------
                                                                         139,042
                                                                        --------
 Chemicals: 0.32%
 Avecia Group 11.00% 7/1/09                           10,000              10,600
 Lyondell Chemical Series B
   9.875% 5/1/07                                      10,000              10,375
 PMD Group Series 144A
   11.00% 2/28/11                                      5,000               5,175
                                                                        --------
                                                                          26,150
                                                                        --------
 Computers & Technology: 1.62%
 Computer Sciences
   7.50% 8/8/05                                      125,000             129,192
 Exodus Communications
   10.75% 12/15/09                                     5,000               3,825
                                                                        --------
                                                                         133,017
                                                                        --------

                                                   Principal        Market Value
                                                     Amount*            (U.S. $)
--------------------------------------------------------------------------------

Electronics & Electrical Equipment: 1.29%
Amkor Technologies
  9.25% 5/1/06                                  USD   15,000           $  14,400
Arrow Electronics
  8.20% 10/1/03                                       50,000              50,565
Avista Series 144A
  9.75% 6/1/08                                         5,000               5,156
BRL Universal Equipment
  Series 144A
  8.875% 2/15/08                                      10,000              10,250
CMS Energy
  8.50% 4/15/11                                        5,000               4,978
  9.875% 10/15/07                                     10,000              10,602
Flextronics International
  9.875% 7/1/10                                       10,000              10,000
                                                                        --------
                                                                         105,951
                                                                        --------
Energy: 3.67%
Andarko Finance 144A
  7.50% 5/1/31                                        60,000              61,321
Calpine 8.625% 8/15/10                                 5,000               5,024
Chesapeake Energy
  8.50% 3/15/12                                       10,000               9,793
Conoco 5.90% 4/15/04                                  50,000              50,767
Osprey Trust 144A
  8.31% 1/15/03                                       75,000              77,290
Parker Drilling Series D
  9.75% 11/15/06                                      10,000              10,475
Pogo Producing Series 144A
  8.25% 4/15/11                                        5,000               5,125
Pride International
  10.00% 6/1/09                                       10,000              11,000
Progress Energy
  6.55% 3/1/04                                        50,000              50,983
R & B Falcon Series B
  9.125% 12/15/03                                     10,000              10,825
Triton Energy
  8.875% 10/1/07                                      10,000              10,450
                                                                        --------
                                                                         303,053
                                                                        --------
Food, Beverage & Tobacco: 0.82%
Archer-Daniels-Midland
  7.00% 2/1/31                                        60,000              58,056
Cott 9.375% 7/1/05                                     5,000               5,106
DiGiorgio Series B
  10.00% 6/15/07                                       5,000               4,650
                                                                        --------
                                                                          67,812
                                                                        --------
Healthcare & Pharmaceuticals: 1.78%
Aetna 7.375% 3/1/06                                   75,000              74,463
Davita Series 144A
  9.25% 4/15/11                                        5,000               5,188

52   Delaware Pooled Trust o 2001 Semiannual Report

                                                   Principal        Market Value
                                                     Amount*            (U.S. $)
--------------------------------------------------------------------------------

Fresensius Medical Care
  9.00% 12/1/06                                    USD 5,000            $  5,063
HCA - The Healthcare
  Company 7.875% 2/1/11                               10,000              10,198
Healthsouth 10.75% 10/1/08                            10,000              10,675
Manor Care 7.50% 6/15/06                               5,000               4,932
Omnicare Series 144A
  8.125% 3/15/11                                       5,000               5,138
Tenet Healthcare
  7.625% 6/1/08                                       20,000              20,600
Triad Hospitals Series 144A
  8.75% 5/1/09                                        10,000              10,250
                                                                        --------
                                                                         146,507
                                                                        --------
Industrial Machinery: 2.26%
Allied Waste Series 144A
  8.875% 4/1/08                                       10,000              10,350
Doman Industries
  12.00% 7/1/04                                       10,000              10,250
Grey Wolf 8.875% 7/1/07                               15,000              15,338
IMC Global 7.40% 11/1/02                              30,000              29,143
Iron Mountain 8.625% 4/1/13                            5,000               5,050
Norsk Hydro 6.70% 1/15/18                             90,000              84,790
Sesi, L.L.C. Series 144A
  8.875% 5/15/11                                      10,000              10,550
Stone Container
  Series 144A 9.25% 2/1/08                            10,000              10,350
Tembec Industries
  Series 144A 8.50% 2/1/11                            10,000              10,325
                                                                        --------
                                                                         186,146
                                                                        --------
Leisure, Lodging & Entertainment: 1.66%
Alliance Gaming Series B
  10.00% 8/1/07                                       10,000               9,325
Anchor Gaming
  9.875% 10/15/08                                     10,000              10,675
Bally Total Fitness Series D
  9.875% 10/15/07                                      5,000               4,938
Host Marriot 8.375% 2/15/06                           10,000              10,025
International Game
  Technology 8.375% 5/15/09                           10,000              10,350
Meristar Hospital Series 144A
  9.00% 1/15/08                                       15,000              15,150
MGM Mirage 8.375% 2/1/11                              10,000              10,138
Mirage Resorts 6.625% 2/1/05                          20,000              19,692
Mohegan Tribal 8.125% 1/1/06                          10,000              10,250
Park Place Entertainment
  8.875% 9/15/08                                      10,000              10,325
Six Flags Series 144A
  9.50% 2/1/09                                        10,000              10,400
Station Casinos Series 144A
  8.375% 2/15/08                                      15,000              15,188
                                                                        --------
                                                                         136,456
                                                                        --------

                                                   Principal        Market Value
                                                     Amount*            (U.S. $)
--------------------------------------------------------------------------------

Metals & Mining: 1.02%
Alcoa 7.375% 8/1/10                             USD   75,000            $ 80,177
Golden Northwest Aluminum
  12.00% 12/15/06                                      5,000               3,525
                                                                        --------
                                                                          83,702
                                                                        --------
Real Estate: 1.22%
Simon Property Group 144A
  7.375% 1/20/06                                     100,000             100,158
                                                                        --------
                                                                         100,158
                                                                        --------
Retail: 0.77%
Buhrmann US 12.25% 11/1/09                             5,000               5,275
Gap 5.625% 5/1/03                                     35,000              34,974
J Crew Operating
  10.375% 10/15/07                                     5,000               4,150
Levi Strauss 11.625% 1/15/08                          10,000              10,050
Saks 7.25% 12/1/04                                    10,000               9,400
                                                                        --------
                                                                          63,849
                                                                        --------
Telecommunications: 6.80%
American Tower Series 144A
  9.375% 2/1/09                                        5,000               5,013
AT&T Wireless Services 144A
  7.875% 3/1/11                                      100,000             100,512
  8.75% 3/1/31                                        45,000              46,321
Cox Communications
  6.15% 8/1/03                                       100,000             100,885
Crown Castle International
  10.75% 8/1/11                                       10,000              10,725
Dobson Communications
  10.875% 7/1/10                                       5,000               5,100
Echostar DBS 9.375% 2/1/09                             5,000               5,138
Fairchild Semiconductor
  10.375% 10/1/07                                     10,000               9,800
Focal Communication Series B
  11.875% 1/15/10                                      5,000               2,525
Global Crossing Holding
  Series 144A 8.70% 8/1/07                            10,000               9,225
Level 3 Communications
  9.125% 5/1/08                                       10,000               6,500
Mcleodusa 11.375% 1/1/09                              10,000               8,750
Metromedia Fiber Network
  Series B 10.00% 11/15/08                            10,000               6,525
Nextel Communications
  9.375% 11/15/09                                      5,000               4,150
  9.50% 2/1/11                                        20,000              16,550
  12.00% 11/1/08                                       5,000               4,738
Telewest Communications
  9.25% 4/15/09                                       15,000               8,513
Williams Communications
  Group 10.875% 10/1/09                                5,000               2,225
WorldCom 7.55% 4/1/04                                200,000             202,410

                             2001 Semiannual Report o Delaware Pooled Trust   53

                                                   Principal        Market Value
                                                     Amount*            (U.S. $)
--------------------------------------------------------------------------------

XO Communications
  10.75% 11/15/08                               USD   10,000            $  5,000
                                                                        --------
                                                                         560,605
                                                                        --------
Transportation & Shipping: 1.05%
Atlas Air World Wide Holding
  9.375% 11/15/06                                     10,000               9,650
United Air Lines
  7.186% 4/1/11                                       75,000              76,706
                                                                        --------
                                                                          86,356
                                                                        --------
Utilities: 0.81%
AES
  8.75% 12/15/02                                       5,000               5,113
  9.375% 9/15/10                                      15,000              15,638
Calpine Canada E
  8.50% 5/1/08                                         5,000               5,015
Mirant Americas
  8.30% 5/1/11                                        40,000              40,553
                                                                        --------
                                                                          66,319
                                                                        --------
Miscellaneous: 0.06%
Peabody Energy
  9.625% 5/15/08                                       5,000               5,275
                                                                        --------
                                                                           5,275
                                                                        --------
--------------------------------------------------------------------------------
Total Corporate Bonds
(cost $2,880,312)                                                      2,884,463
================================================================================

FOREIGN BONDS: 17.22%
Australia: 1.62%
New South Wales Treasury
  6.50% 5/1/06                                  AUD   10,000               5,267
  7.00% 4/1/04                                       120,000              63,779
Queensland Treasury
  6.00% 7/14/09                                       60,000              30,748
Queensland Treasury -
Global 8.00% 8/14/01                                  35,000              18,026
Toyota Finance Australia
  7.00% 12/5/01                                       30,000              15,495
                                                                        --------
                                                                         133,315
                                                                        --------
Finland: 2.03%
Finnish Government
  5.00% 4/25/09                                 EUR  190,000             167,197
                                                                        --------
                                                                         167,197
                                                                        --------
France: 2.88%
France Government O.A.T.
  5.50% 4/25/10                                 EUR  260,000             237,207
                                                                        --------
                                                                         237,207
                                                                        --------

                                                   Principal        Market Value
                                                     Amount*            (U.S. $)
--------------------------------------------------------------------------------

Germany: 4.09%
Bundesrepublic Deutschland
  6.00% 1/4/07                               EUR     150,000            $141,338
  6.50% 7/4/27                                        40,000              39,736
  8.00% 7/22/02                                      120,000             110,148
Rheinische Hypothekenbank
  5.75% 7/5/10                                        20,000              18,175
Westfalische Hypothekbank
  4.50% 3/23/05                                       30,000              26,206
                                                                        --------
                                                                         335,603
                                                                        --------
Italy : 0.76%
Republic of Italy
  5.125% 7/29/03                             JPY   7,000,000              62,965
                                                                        --------
                                                                          62,965
                                                                        --------
Japan: 0.92%
International Bank
  Reconstruction &
  Development
  5.25% 3/20/02                              JPY   9,000,000              76,157
                                                                        --------
                                                                          76,157
                                                                        --------
New Zealand: 2.12%
New Zealand Government
  6.00% 11/15/11                             NZD     310,000             122,416
  8.00% 4/15/04                                      120,000              52,235
                                                                        --------
                                                                         174,651
                                                                        --------
Portugal: 2.39%
Portugal Government
  5.375% 6/23/08                             EUR     220,000             197,199
                                                                        --------
                                                                         197,199
                                                                        --------
United States: 0.41%
Federal National Mortgage
  Association
  7.25% 6/20/02                              NZD      80,000              33,619
                                                                        --------
                                                                          33,619
                                                                        --------
--------------------------------------------------------------------------------
Total Foreign Bonds
(cost $1,511,499)                                  1,417,913
================================================================================

U.S. TREASURY OBLIGATIONS: 8.61%
U.S. Treasury Note
  5.00% 2/15/11                              USD     250,000             243,750
  5.125% 12/31/02                                     50,000              50,688
  5.875% 11/15/05                                    240,000             249,491
  6.25% 5/15/30                                      130,000             137,170
U.S. Treasury Inflation Index
  Note 3.625% 1/15/08                                 27,205              27,936
--------------------------------------------------------------------------------
Total U.S. Treasury Obligations
(cost $712,082)                                                          709,035
================================================================================

54   Delaware Pooled Trust o 2001 Semiannual Report

                                                   Number of        Market Value
                                                      Shares            (U.S. $)
--------------------------------------------------------------------------------

PREFERRED STOCK: 0.95%

Telecommunications: 0.95%
Centaur Funding 144A                                     750             $77,906
--------------------------------------------------------------------------------
Total Preferred Stock
(cost $80,132)                                                            77,906
================================================================================

                                                   Principal
                                                     Amount*
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS: 6.31%
With BNP Paribas 4.51%
  5/01/01 (dated 4/30/01,
  collateralized by $171,000
  U.S. Treasury Notes
  6.375% due 9/30/01,
  market value $173,268)                     USD     170,000            170,000
With Chase Manhattan
  4.50% 5/01/01 (dated
  4/30/01, collateralized
  by $111,000 U.S. Treasury
  Notes 6.625% due
  7/31/01, market value
  $113,576 and $67,000
  U.S. Treasury Notes
  11.125% due 8/15/03,
  market value $77,552)                              187,000            187,000
With UBS Warburg 4.51%
  5/01/01 (dated 4/30/01,
  collateralized by $29,000
  U.S. Treasury Notes
  6.125% due 12/31/01,
  market value $30,252
  and $51,000 U.S. Treasury
  Notes 6.50% due 5/31/02,
  market value $54,101 and
  $29,000 U.S. Treasury
  Notes 5.50% due 3/31/03,
  market value $30,000 and
  $51,000 U.S. Treasury
  Notes 5.75% due 8/15/03,
  market value $53,472)                              163,000            163,000
--------------------------------------------------------------------------------
Total Repurchase Agreements
(cost $520,000)                                                         520,000
================================================================================

--------------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES: 105.69%
(COST $8,749,190)                                                    $8,702,994
================================================================================
--------------------------------------------------------------------------------
LIABILITIES NET OF RECEIVABLES
  AND OTHER ASSETS: (5.69%)                                            (468,472)
================================================================================
--------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO
  928,778 SHARES OUTSTANDING;
  EQUIVALENT TO $8.87
  PER SHARE: 100.00%                                                 $8,234,522
================================================================================
--------------------------------------------------------------------------------
COMPONENTS OF NET ASSETS
  AT APRIL 30, 2001:
--------------------------------------------------------------------------------
Shares of beneficial interest (unlimited
  authorization - no par)                                            $7,800,948
Undistributed net investment income**                                   162,319
Accumulated net realized gain on
  investments                                                           318,703
Net unrealized depreciation of
  investments and foreign currencies                                    (47,448)
--------------------------------------------------------------------------------
Total net assets                                                     $8,234,522
================================================================================
* Principal amount is stated in the currency in which each bond is denominated.

AUD-Australian Dollar
EUR-European Monetary Unit
JPY-Japanese Yen
NZD-New Zealand Dollar
USD-U.S. Dollar

** Undistributed net investment income includes net realized gains (losses) on foreign currencies. Net realized gains (losses) on foreign currencies are treated as net investment income in accordance with provisions of the Internal Revenue Code.

+ Zero coupon bond as of April 30, 2001. The interest rate shown is the step-up rate.

See accompanying notes

                             2001 Semiannual Report o Delaware Pooled Trust   55

Delaware Pooled Trust: The Global Equity Portfolio
Statement of Net Assets
April 30, 2001
(Unaudited)
                                                      Number        Market Value
                                                   of Shares            (U.S. $)
--------------------------------------------------------------------------------

 COMMON STOCK: 97.47%
 Australia: 6.87%
 Amcor Limited                                         8,700            $ 27,079
 CSR Limited                                          20,000              54,597
 Foster's Brewing Group                               21,500              54,084
 National Australia Bank                               4,500              69,113
 Orica                                                 9,098              21,865
 Paperlinx                                             2,900               5,712
                                                                        --------
                                                                         232,450
                                                                        --------
 Belgium: 1.33%
 Electrabel                                              205              44,878
                                                                        --------
                                                                          44,878
                                                                        --------
 Finland: 0.49%
*Upm-Kymmene                                             528              16,570
                                                                        --------
                                                                          16,570
                                                                        --------
 France: 6.12%
 Alcatel                                               1,750              57,015
 Compagnie de Saint Gobain                               250              37,729
 Societe Generale                                      1,000              64,539
 Total Fina Class B ADR                                  320              47,725
                                                                        --------
                                                                         207,008
                                                                        --------
 Germany: 8.21%
 Bayer                                                 1,700              71,384
 Bayerische Hypo-und
   Vereinsbank                                         1,490              82,540
 RWE                                                   1,940              75,089
 Siemens                                                 660              48,631
                                                                        --------
                                                                         277,644
                                                                        --------
 Hong Kong: 3.65%
 Hong Kong Electric                                    8,500              28,991
 Jardine Matheson Holdings
   Limited                                             8,800              51,040
 Wharf Holdings                                       18,514              43,442
                                                                        --------
                                                                         123,473
                                                                        --------
 Japan: 2.98%
 Canon                                                 1,000              39,263
 Eisai                                                 1,000              25,663
 Matsushita Electric Industrial                        1,000              16,677
 West Japan Railway                                        4              19,267
                                                                        --------
                                                                         100,870
                                                                        --------

                                                      Number        Market Value
                                                   of Shares            (U.S. $)
--------------------------------------------------------------------------------

Malaysia: 0.89%
Sime Darby Berhad                                     30,000            $ 30,157
                                                                        --------
                                                                          30,157
                                                                        --------
Netherlands: 5.33%
Elsevier                                               4,700              64,381
ING Groep                                                613              41,886
Royal Dutch Petroleum                                  1,240              74,195
                                                                        --------
                                                                         180,462
                                                                        --------
New Zealand: 1.70%
Carter Holt Harvey Limited                            17,500              13,231
Telecom Corporation of
  New Zealand                                         16,461              44,410
                                                                        --------
                                                                          57,641
                                                                        --------
Republic of Korea: 0.89%
Pohang Iron & Steel                                    1,500              30,015
                                                                        --------
                                                                          30,015
                                                                        --------
Singapore: 0.89%
Overseas Chinese Banking                               5,000              30,203
                                                                        --------
                                                                          30,203
                                                                        --------
South Africa: 1.52%
Sanlam                                                23,300              28,001
Sasol                                                  2,600              23,313
                                                                        --------
                                                                          51,314
                                                                        --------
Spain: 2.63%
Iberdrola                                              2,300              33,956
Telefonica                                             3,243              54,933
                                                                        --------
                                                                          88,889
                                                                        --------
United Kingdom: 20.26%
Associated British Foods                                 681               4,304
Bass                                                   8,042              88,306
Blue Circle Industries                                 8,624              59,564
Boots                                                  7,950              70,121
British Airways                                       16,800              84,606
Cable & Wireless                                       7,500              54,993
GKN                                                    7,200              78,082
GlaxoSmithKline                                        3,934             104,181
Halifax Group                                          5,150              58,613
PowerGen                                               8,100              82,801
                                                                        --------
                                                                         685,571
                                                                        --------

56   Delaware Pooled Trust o 2001 Semiannual Report

                                                      Number        Market Value
                                                   of Shares            (U.S. $)
--------------------------------------------------------------------------------

United States: 33.71%
Alcoa                                                  1,500          $   62,100
ALLTEL                                                   600              32,766
Avon Products                                          1,500              63,480
Bank of America                                          905              50,680
Baxter International                                     700              63,805
Bristol-Myers Squibb                                   1,100              61,600
Chevron                                                  550              53,108
Compaq Computer                                        1,800              31,500
Exxon Mobil                                              700              62,020
Federal National Mortgage                                600              48,156
International Business
  Machines                                               500              57,570
Johnson & Johnson                                        500              48,240
J.P. Morgan Chase & Company                            1,050              50,379
Marsh & McLennan                                         500              48,220
McGraw-Hill                                            1,000              64,780
Mellon Financial                                       1,400              57,302
Minnesota Mining &
  Manufacturing                                          600              71,406
Motorola                                               1,400              21,770
Quaker Oats                                              600              58,200
Ralston-Purina Group                                   1,600              48,624
Williams                                               1,500              63,255
Williams Communications                                1,234               5,576
WorldCom                                               900                16,425
                                                                      ----------
                                                                       1,140,962
                                                                      ----------
--------------------------------------------------------------------------------
Total Common Stock
(cost $3,299,089)                                                      3,298,107
================================================================================

                                                   Principal
                                                      Amount
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS: 2.60%
With BNP Paribas 4.51%
  5/1/01 (dated 4/30/01,
  collateralized by $29,000
  U.S.Treasury Notes 6.375%
  due 9/30/01, market
  value $29,322 )                                    $28,700              28,700
With Chase Manhattan
  4.50% 5/1/01 (dated
  4/30/01, collateralized
  by $19,000 U.S. Treasury
  Notes 6.625% due 7/31/01,
  market value $19,221
  and $11,000 U.S. Treasury
  Notes 11.125% due
  8/15/03, market
  value $13,124)                                      31,600              31,600

                                                   Principal        Market Value
                                                      Amount            (U.S. $)
--------------------------------------------------------------------------------
With UBS Warburg 4.51%
  5/1/01 (dated 4/30/01,
  collateralized by $5,000
  U.S. Treasury Notes
  6.125% due 12/31/01,
  market value $5,120 and
  $9,000 U.S. Treasury Notes
  6.50% due 5/31/02,
  market value $9,156 and
  $5,000 U.S. Treasury Notes
  5.50% due 3/31/03,
  market value $5,022 and
  $9,000 U.S. Treasury
  Notes 5.75% due 8/15/03,
  market value $9,049)                               $27,700            $27,700
--------------------------------------------------------------------------------
Total Repurchase Agreements
(cost $88,000)                                                           88,000
================================================================================
--------------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES: 100.07%
(COST $3,387,089)                                                     3,386,107
================================================================================
--------------------------------------------------------------------------------
LIABILITIES NET OF RECEIVABLES
  AND OTHER ASSETS : (0.07%)                                             (2,482)
================================================================================
--------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO
  394,931 SHARES OUTSTANDING;
  EQUIVALENT TO $8.57
  PER SHARE: 100.00%                                                 $3,383,625
================================================================================
--------------------------------------------------------------------------------
COMPONENTS OF NET ASSETS AT APRIL 30, 2001:
--------------------------------------------------------------------------------
Shares of beneficial interest (unlimited
  authorization - no par)                                            $3,373,657
Undistributed net investment income**                                     8,865
Accumulated net realized gain on
  investments                                                             2,283
Net unrealized depreciation of
  investments and foreign currencies                                     (1,180)
--------------------------------------------------------------------------------
Total net assets                                                     $3,383,625
================================================================================
* Non-income producing security for the period ended April 30, 2001.

** Undistributed net investment income includes net realized gains (losses) on foreign currencies. Net realized gains (losses) on foreign currencies are treated as net invest- ment income in accordance with provisions of the Internal Revenue Code.

ADR - American Depositary Receipts
See accompanying notes


                             2001 Semiannual Report o Delaware Pooled Trust   57

Delaware Pooled Trust: The International Equity Portfolio
Statement of Net Assets
April 30, 2001
(Unaudited)

                                           Number of          Market Value
                                              Shares              (U.S. $)
  ------------------------------------------------------------------------
  COMMON STOCK: 96.22%
  Australia: 9.71%
+ Amcor                                    2,769,604          $  8,620,462
  CSR                                      4,372,744            11,936,880
+ Foster's Brewing Group                   4,592,575            11,552,772
+ National Australia Bank                  1,028,027            15,788,977
  Orica                                    1,099,272             2,641,856
  Paperlinx                                1,138,001             2,241,368
                                                              ------------
                                                                52,782,315
                                                              ------------
  Belgium: 1.14%
+ Electrabel                                  28,280             6,191,034
                                                              ------------
                                                                 6,191,034
                                                              ------------
  Finland: 0.91%
+ UPM-Kymmene                                157,310             4,936,696
                                                              ------------
                                                                 4,936,696
                                                              ------------
  France: 9.70%
* Alcatel                                    258,245             8,413,732
*+Compagnie de Saint Gobain                   75,145            11,340,696
*+Societe Generale                           242,167            15,629,319
*+Total Fina                                 116,318            17,347,898
                                                              ------------
                                                                52,731,645
                                                              ------------
  Germany: 8.82%
+ Bayer                                      311,900            13,096,860
*+Bayerische Hypo-und
   Vereinsbank                               249,254            13,807,575
* Continental                                 68,950               991,608
+ Rheinisch Westfaelisches
   Elek                                      285,900            11,066,017
+ Siemens                                    121,950             8,985,672
                                                              ------------
                                                                47,947,732
                                                              ------------
  Hong Kong: 3.86%
  Hong Kong Electric                       2,278,300             7,770,584
  Jardine Matheson Holdings                1,008,078             5,846,852
* Wharf Holdings                           3,142,171             7,372,962
                                                              ------------
                                                                20,990,398
                                                              ------------
  Japan: 12.95%
  Aioi Insurance Company                     377,100             1,312,714
  Canon                                      443,000            17,393,651
  Eisai                                      398,500            10,226,638
  Hitachi                                  1,450,000            14,062,745
  Matsushita Electric
   Industrial                                516,000             8,605,225

                                           Number of          Market Value
                                              Shares              (U.S. $)
  ------------------------------------------------------------------------
+ Nichido Fire & Marine                      860,000          $  5,889,984
  West Japan Railway                           2,655            12,788,711
  Yokohama Reito                              22,000               127,343
                                                              ------------
                                                                70,407,011
                                                              ------------
  Malaysia: 0.61%
  Sime Darby Berhad                        3,309,000             3,326,372
                                                              ------------
                                                                 3,326,372
                                                              ------------
  Netherlands: 6.86%
+ Elsevier                                   840,800            11,517,264
+ ING Groep                                  187,835            12,834,788
*+Royal Dutch Petroleum                      216,200            12,936,186
                                                              ------------
                                                                37,288,238
                                                              ------------
  New Zealand: 2.42%
  Carter Holt Harvey                       5,613,000             4,243,790
+ Telecom Corporation of
   New Zealand                             3,302,160             8,908,796
                                                              ------------
                                                                13,152,586
                                                              ------------
  Republic of Korea: 1.18%
  Pohang Iron & Steel ADR                    319,367             6,390,534
                                                              ------------
                                                                 6,390,534
                                                              ------------
  Singapore: 0.94%
* Overseas Chinese Banking                   848,000             5,122,460
                                                              ------------
                                                                 5,122,460
                                                              ------------
  South Africa: 2.31%
  Sanlam                                   4,701,600             5,650,117
  Sasol                                      769,017             6,895,296
                                                              ------------
                                                                12,545,413
                                                              ------------
  Spain: 5.96%
  Banco Santander Central
   Hispanoamericano                          796,666             7,921,091
+ Iberdrola                                  724,967            10,702,893
  Telefonica                                 812,080            13,755,233
                                                              ------------
                                                                32,379,217
                                                              ------------
  United Kingdom: 28.85%
  Bass                                     1,438,225            15,792,605
  BG Group                                 2,798,675            11,001,167
  Blue Circle Industries                   1,610,154            11,120,855
  Boots                                    1,505,091            13,275,302
  British Airways                          2,214,245            11,151,080
  Cable & Wireless                         1,160,037             8,505,783
  GKN                                      1,163,200            12,614,562



58   Delaware Pooled Trust o 2001 Semiannual Report

                                           Number of          Market Value
                                              Shares              (U.S. $)
  ------------------------------------------------------------------------
* GlaxoSmithKline                            597,064          $ 15,811,602
  Great Universal Stores                   2,163,721            16,793,824
  Halifax Group                            1,245,600            14,176,446
  PowerGen                                 1,503,017            15,364,367
  Rio Tinto                                  552,300            11,204,690
                                                              ------------
                                                               156,812,283
                                                              ------------

  ------------------------------------------------------------------------
  Total Common Stock
  (cost $495,478,619)                                          523,003,934
  ========================================================================

                                           Principal
                                             Amount
  ------------------------------------------------------------------------
  REPURCHASE AGREEMENTS: 3.44%
  With BNP Paribas 4.51%
   5/1/01 (dated 4/30/01,
   collateralized by
   $6,135,000 U.S.Treasury
   Notes 6.375% due
   9/30/01, market
   value $6,223,637)                      $6,088,000             6,088,000
  With Chase Manhattan
   4.50% 5/1/01 (dated
   4/30/01, collateralized
   by $3,989,000 U.S.
   Treasury Notes 6.625%
   due 7/31/01, market
   value $4,079,571 and
   $2,392,000 U.S.
   Treasury Notes 11.125%
   due 8/15/03, market
   value $2,785,597)                       6,711,000             6,711,000
  With UBS Warburg 4.51%
   5/1/01 (dated 4/30/01,
   collateralized by
   $1,050,000 U.S. Treasury
   Notes 6.125% due
   12/31/01, market value
   $1,086,644 and
   $1,848,000 U.S. Treasury
   Notes 6.50% due
   5/31/02, market value
   $1,943,275 and
   $1,404,000 U.S. Treasury
   Notes 5.50% due
   3/31/03, market value
   $1,066,000 and
   $1,848,000 U.S. Treasury
   Notes 5.75% due 8/15/03,
   market value $1,920,658)                5,879,000             5,879,000
  ------------------------------------------------------------------------
  Total Repurchase Agreements
  (cost $18,678,000)                                            18,678,000
  ========================================================================

--------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES: 99.66%
(COST $514,156,619)                                           $541,681,934
==========================================================================

--------------------------------------------------------------------------
RECEIVABLES AND OTHER ASSETS
 NET OF LIABILITIES: 0.34%                                       1,824,381
==========================================================================

--------------------------------------------------------------------------
NET ASSETS APPLICABLE TO
 37,680,659 SHARES OUTSTANDING;
 EQUIVALENT TO $14.42
 PER SHARE 100.00%                                            $543,506,315
==========================================================================

--------------------------------------------------------------------------
COMPONENTS OF NET ASSETS AT APRIL 30, 2001:
--------------------------------------------------------------------------
Shares of beneficial interest (unlimited
 authorization - no par)                                      $512,729,708
Undistributed net investment income**                            3,573,055
Accumulated net realized loss on
 investments                                                      (302,003)
Net unrealized appreciation of
 investments and foreign currencies                             27,505,555
--------------------------------------------------------------------------
Total net assets                                              $543,506,315
==========================================================================

* Non-income producing security for the period ended April 30, 2001.
** Undistributed net investment income includes net realized gains (losses) on foreign currencies. Net realized gains (losses) on foreign currencies are treated as net investment income in accordance with provisions of the Internal Revenue Code.
+ Fully or partially on loan. See Note #9 in "Notes to Financial Statements".

ADR - American Depositary Receipts

See accompanying notes


                             2001 Semiannual Report o Delaware Pooled Trust   59

Delaware Pooled Trust: The Labor Select International Equity Portfolio Statement of Net Assets
April 30, 2001
(Unaudited)

                                           Number of          Market Value
                                              Shares              (U.S. $)
  ------------------------------------------------------------------------
  COMMON STOCK: 98.12%
  Australia: 10.41%
* Amcor                                      480,477          $  1,495,497
  CSR                                        691,200             1,886,864
  Foster's Brewing Group                     869,302             2,186,757
  National Australia Bank                    166,369             2,555,182
  Orica                                      281,331               676,116
* Paperlinx                                  199,691               393,304
                                                              ------------
                                                                 9,193,720
                                                              ------------
  Belgium: 1.51%
* Electrabel                                   6,078             1,330,591
                                                              ------------
                                                                 1,330,591
                                                              ------------
  Finland: 0.81%
* UPM-Kymmene                                 22,852               717,141
                                                              ------------
                                                                   717,141
                                                              ------------
  France: 10.09%
  Alcatel                                     52,430             1,708,192
* Societe Generale                            57,436             3,706,886
  Total Fina Class B ADR                      23,455             3,498,126
                                                              ------------
                                                                 8,913,204
                                                              ------------
  Germany: 11.43%
* Bayer                                       48,250             2,026,046
* Bayerische Hypo-und
   Vereinsbank                                50,600             2,803,017
  Continental                                 53,800               773,727
* Rheinisch Westfaelisches Elek               60,000             2,322,354
  Siemens                                     29,475             2,171,814
                                                              ------------
                                                                10,096,958
                                                              ------------
  Japan: 14.17%
  Canon                                       91,000             3,572,962
  Eisai                                       82,000             2,104,352
* Kinki Coca-Cola Bottling                    22,000               203,036
  Matsushita Electric Industrial             126,000             2,101,276
  Nichido Fire & Marine                      190,000             1,301,275
  West Japan Railway                             590             2,841,936
  Yokohama Reito                              67,000               387,816
                                                              ------------
                                                                12,512,653
                                                              ------------

                                           Number of          Market Value
                                              Shares              (U.S. $)
  ------------------------------------------------------------------------
  Netherlands: 8.44%
* Elsevier                                   144,300          $  1,976,619
  ING Groep                                   35,439             2,421,551
* Royal Dutch Petroleum                       41,760             2,498,682
  Vopak                                       22,780               559,164
                                                              ------------
                                                                 7,456,016
                                                              ------------
  New Zealand: 2.95%
* Carter Holt Harvey                       1,290,800               975,928
  Telecom Corporation of
   New Zealand                               602,485             1,625,426
                                                              ------------
                                                                 2,601,354
                                                              ------------
  Spain: 5.94%
  Banco Santander Central
   Hispanoamericano                          255,578             2,541,161
  Iberdrola                                  183,300             2,706,110
                                                              ------------
                                                                 5,247,271
                                                              ------------
  United Kingdom: 32.37%
  Associated British Foods                    70,482               445,455
  Bass                                       242,333             2,660,967
  BG Group                                   617,195             2,426,100
  Blue Circle Industries                     285,369             1,970,959
  Boots                                      281,600             2,483,787
  British Airways                            498,743             2,511,702
  GKN                                        204,300             2,215,574
  GlaxoSmithKline                            117,127             3,101,787
  Great Universal Stores                     345,500             2,681,614
  Halifax Group                              253,500             2,885,139
  PowerGen                                   261,250             2,670,589
  Rio Tinto                                  124,554             2,526,868
                                                              ------------
                                                                28,580,541
                                                              ------------

  ------------------------------------------------------------------------
  Total Common Stock
  (cost $82,110,777)                                            86,649,449
  ========================================================================



60   Delaware Pooled Trust o 2001 Semiannual Report

                                           Principal          Market Value
                                              Amount              (U.S. $)
--------------------------------------------------------------------------
REPURCHASE AGREEMENTS: 1.58%
With BNP Paribas 4.51%
 5/01/01 (dated 4/30/01,
 collateralized by
 $458,000 U.S. Treasury
 Notes 6.375% due
 9/30/01, market
 value $464,157)                            $454,000          $    454,000
With Chase Manhattan
 4.50% 5/01/01 (dated
 4/30/01, collateralized
 by $298,000 U.S.
 Treasury Notes 6.625%
 due 7/31/01, market
 value $304,253 and
 $178,000 U.S. Treasury
 Notes 11.125% due
 8/15/03, market
 value $207,749)                             501,000               501,000
With UBS Warburg 4.51%
 5/01/01 (dated 4/30/01,
 collateralized by
 $78,000 U.S. Treasury
 Notes 6.125% due
 12/31/01, market value
 $81,042 and $138,000
 U.S. Treasury Notes
 6.50% due 5/31/02,
 market value $144,929
 and $78,000 U.S.
 Treasury Notes 5.50%
 due 3/31/03, market
 value $79,498 and
 $138,000 U.S. Treasury
 Notes 5.75% due
 8/15/03, market
 value $143,242)                             438,000               438,000
--------------------------------------------------------------------------
Total Repurchase Agreements
(cost $1,393,000)                                                1,393,000
==========================================================================

--------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES: 99.70%
(COST $83,503,777)                                             $88,042,449
==========================================================================

--------------------------------------------------------------------------
RECEIVABLES AND OTHER ASSETS
 NET OF LIABILITIES: 0.30%                                         260,650
==========================================================================

--------------------------------------------------------------------------
NET ASSETS APPLICABLE TO
 6,933,994 SHARES OUTSTANDING;
 EQUIVALENT TO $12.73
 PER SHARE: 100.00%                                            $88,303,099
==========================================================================

--------------------------------------------------------------------------
COMPONENTS OF NET ASSETS AT APRIL 30, 2001:
--------------------------------------------------------------------------
Shares of beneficial interest (unlimited
 authorization - no par)                                       $82,966,533
Undistributed net investment income**                              375,029
Accumulated net realized gain on
 investments                                                       429,148
Net unrealized appreciation of
 investments and foreign currencies                              4,532,389
--------------------------------------------------------------------------
Total net assets                                               $88,303,099
==========================================================================

* Fully or partially on loan. See Note #9 in "Notes to Financial Statements".

** Undistributed net investment income includes net realized gains (losses) on foreign currencies. Net realized gains (losses) on foreign currencies are treated as net investment income in accordance with provisions of the Internal Revenue Code.

ADR - American Depositary Receipts


See accompanying notes



                             2001 Semiannual Report o Delaware Pooled Trust   61

Delaware Pooled Trust: The International Large-Cap Equity Portfolio Statement of Net Assets
April 30, 2001
(Unaudited)

                                              Number          Market Value
                                           of Shares              (U.S. $)
  ------------------------------------------------------------------------
  COMMON STOCK: 97.38%
  Australia: 11.02%
  AMP                                          7,444              $ 75,966
  Foster's Brewing Group                      34,000                85,528
  National Australia Bank                      5,500                84,472
  Rio Tinto                                    4,060                76,569
                                                                  --------
                                                                   322,535
                                                                  --------
  Belgium: 1.50%
  Electrabel                                     200                43,784
                                                                  --------
                                                                    43,784
                                                                  --------
  Finland: 0.74%
  UPM-Kymmene                                    693                21,748
                                                                  --------
                                                                    21,748
                                                                  --------
  France: 10.71%
  Alcatel                                      1,500                48,871
  Compagnie de Saint Gobain                      400                60,367
+ Societe Generale                             1,600               103,263
  Total Fina Class B ADR                         678               101,119
                                                                  --------
                                                                   313,620
                                                                  --------
  Germany: 9.43%
  Bayer                                        2,200                92,379
  Bayerische Hypo-und
   Vereinsbank                                 1,400                77,554
  RWE                                          1,600                61,929
  Siemens                                        600                44,210
                                                                  --------
                                                                   276,072
                                                                  --------
  Hong Kong: 3.26%
  Hong Kong Electric                          28,000                95,499
                                                                  --------
                                                                    95,499
                                                                  --------
  Japan: 11.69%
  Canon                                        3,000               117,790
  Eisai                                        2,000                51,326
  Hitachi                                      6,000                58,191
  Matsushita Electric Industrial               4,000                66,707
  West Japan Railway                              10                48,168
                                                                  --------
                                                                   342,182
                                                                  --------

                                              Number          Market Value
                                           of Shares              (U.S. $)
  ------------------------------------------------------------------------
  Netherlands: 8.61%
  Elsevier                                     6,300              $ 86,297
  ING Groep                                    1,200                81,996
  Royal Dutch Petroleum                        1,400                83,768
                                                                  --------
                                                                   252,061
                                                                  --------
  New Zealand: 1.90%
  Telecom Corporation of
   New Zealand                                20,600                55,576
                                                                  --------
                                                                    55,576
                                                                  --------
  Republic of Korea: 1.03%
  Pohang Iron & Steel                          1,500                30,015
                                                                  --------
                                                                    30,015
                                                                  --------
  Singapore: 1.65%
  Overseas Chinese Banking                     8,000                48,325
                                                                  --------
                                                                    48,325
                                                                  --------
  Spain: 6.85%
  Banco Santander Central
   Hispanoamericano                            6,700                66,617
  Iberdrola                                    4,400                64,958
+ Telefonica                                   4,071                68,949
                                                                  --------
                                                                   200,524
                                                                  --------
  United Kingdom: 28.99%
  Bass                                         8,200                90,041
  BG Group                                    21,649                85,099
  Boots                                       10,500                92,613
  British Airways                             15,300                77,052
  Cable & Wireless                             7,700                56,459
  GKN                                          6,600                71,575
+ GlaxoSmithKline                              3,700                97,984
  Halifax Group                                7,500                85,359
  HSBC                                         7,060                92,775
  PowerGen                                     9,800               100,179
                                                                  --------
                                                                   849,136
                                                                  --------

  ------------------------------------------------------------------------
  Total Common Stock
  (cost $3,012,332)                                              2,851,077
  ========================================================================


62   Delaware Pooled Trust o 2001 Semiannual Report

                                           Principal          Market Value
                                              Amount              (U.S. $)
--------------------------------------------------------------------------
REPURCHASE AGREEMENTS: 2.25%
With BNP Paribas 4.51%
 5/1/01 (dated 4/30/01,
 collateralized by $21,000
 U.S. Treasury Notes
 6.375% due 9/30/01,
 market value $21,992)                       $21,500               $21,500
With Chase Manhattan
 4.50% 5/1/01 (dated
 4/30/01, collateralized
 by $14,000 U.S.
 Treasury Notes 6.625%
 due 7/31/01, market
 value $14,415 and
 $9,000 U.S. Treasury
 Notes 11.125% due
 8/15/03, market
 value $9,843)                                23,700                23,700
With UBS Warburg 4.51%
 5/1/01 (dated 4/30/01,
 collateralized by $4,000
 U.S. Treasury Notes 6.125%
 due 12/31/01, market
 value $3,840 and
 $7,000 U.S. Treasury Notes
 6.50% due 5/31/02,
 market value $6,867 and
 $4,000 U.S. Treasury Notes
 5.50% due 3/31/03, market
 value $3,767 and
 $8,000 U.S. Treasury
 Notes 5.75% due
 8/15/03, market
 value $6,787)                                20,800                20,800
--------------------------------------------------------------------------
Total Repurchase Agreements
(cost $66,000)                                                      66,000
==========================================================================

--------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES: 99.63%
(COST $3,078,332)                                               $2,917,077
==========================================================================

--------------------------------------------------------------------------
RECEIVABLES AND OTHER ASSETS
 NET OF LIABILITIES: 0.37%                                          10,895
==========================================================================

--------------------------------------------------------------------------
NET ASSETS APPLICABLE TO
 359,378 SHARES OUTSTANDING;
 EQUIVALENT TO $8.15
 PER SHARE: 100.00%                                             $2,927,972
==========================================================================

--------------------------------------------------------------------------
COMPONENTS OF NET ASSETS AT APRIL 30, 2001:
--------------------------------------------------------------------------
Shares of beneficial interest (unlimited
 authorization - no par)                                        $3,053,362
Undistributed net investment income*                                19,224
Accumulated net realized gain on
 investments                                                        16,839
Net unrealized depreciation of
 investments and foreign currencies                               (161,453)
--------------------------------------------------------------------------
Total net assets                                                $2,927,972
==========================================================================

+ Non-income producing security for the period ended April 30, 2001.

* Undistributed net investment income includes net realized gains (losses) on foreign currencies. Net realized gains (losses) on foreign currencies are treated as net investment income in accordance with provisions of the Internal Revenue Code.

ADR - American Depositary Receipts



See accompanying notes

                             2001 Semiannual Report o Delaware Pooled Trust   63

Delaware Pooled Trust: The International Small-Cap Portfolio
Statement of Net Assets
April 30, 2001
(Unaudited)

                                           Number of          Market Value
                                              Shares              (U.S. $)
  ------------------------------------------------------------------------
  COMMON STOCK: 92.57%
  Australia: 2.03%
+ Gropep Limited                              25,034              $ 40,237
  Simeon Wines                                18,500                23,505
                                                                  --------
                                                                    63,742
                                                                  --------
  Denmark: 0.86%
  Bang & Olufsen Holding Class B                 826                27,013
                                                                  --------
                                                                    27,013
                                                                  --------
  Finland: 0.49%
  Huhtamaki Van Leer Oyj                         400                10,263
  Talentum                                       900                 5,113
                                                                  --------
                                                                    15,376
                                                                  --------
  France: 11.82%
  Boiron                                         465                34,469
  Carbone Lorraine                             1,420                59,186
  Fimalac                                      1,175                40,681
  IMV Technologies                             3,005                52,820
  Manitou                                        470                31,502
  Mecatherm                                      900                37,032
  Norbert Dentressangle                        1,225                24,360
  Remy Cointreau                                 890                30,466
  Royal Canin                                    300                29,296
  Walter                                         340                32,296
                                                                  --------
                                                                   372,108
                                                                  --------
  Germany: 11.43%
  AGIV                                         1,900                19,870
+ Babcock Borsig                                 655                24,393
  Boewe Systec                                 1,470                31,972
  Cewe Color Holding                           1,900                31,036
  FAG Kugelfischer Georg Schaefer              7,601                52,025
  KSB Vorzug                                     265                23,645
  Ludwig Beck Rathauseck                       4,819                60,278
+ Suess Microtec                               1,900                61,229
+ SZ Testsysteme                               2,600                55,280
                                                                  --------
                                                                   359,728
                                                                  --------
  Hong Kong: 4.26%
  Cafe De Coral Holdings                      84,000                37,428
  Chen Hsong Holdings                        220,000                37,517
  Hung Hing Printing Group                    82,000                29,703
  South China Morning Post
   (Holdings)                                 46,000                29,491
                                                                  --------
                                                                   134,139
                                                                  --------

                                           Number of          Market Value
                                              Shares              (U.S. $)
--------------------------------------------------------------------------
Italy: 1.20%
Carraro                                        6,200              $ 14,723
La Doria                                      11,600                23,016
                                                                  --------
                                                                    37,739
                                                                  --------
Japan: 13.88%
Arcland Sakamoto                               3,000                36,916
Aronkasei                                     12,000                41,773
Daitec                                         2,000                17,324
Getz Brothers                                  8,000                37,434
Kayaba Industry                               23,000                40,963
Miyachi Technos                                1,800                55,228
Nagawa                                         6,000                36,916
Otsuka Kagu Limited                              900                64,844
Takara Printing                                5,500                55,212
Ube-Nitto Kasei                               12,000                33,807
Zuiko                                          2,000                16,531
                                                                  --------
                                                                   436,948
                                                                  --------
Netherlands: 5.75%
Athlon Groep                                   3,857                52,388
Draka Holding                                    800                39,345
ICT Automatisering                             1,100                42,967
Stork                                          1,700                23,015
United Services Group                          1,200                23,117
                                                                  --------
                                                                   180,832
                                                                  --------
New Zealand: 2.70%
Restaurant Brands
 New Zealand                                  86,000                49,388
The Warehouse Group                           15,000                35,634
                                                                  --------
                                                                    85,022
                                                                  --------
Norway: 1.06%
Nera                                           9,324                33,308
                                                                  --------
                                                                    33,308
                                                                  --------
Singapore: 4.68%
Asia Pacific Breweries                        10,000                20,319
Courts (Singapore) Limited                    48,000                13,443
Overseas Union Bank                            7,994                31,168
Singapore Airport Terminal
 Services                                     25,000                19,907
SMRT Corporation                             130,000                62,465
                                                                  --------
                                                                   147,302
                                                                  --------
Spain: 0.65%
Portland Valderrivas                             900                20,374
                                                                  --------
                                                                    20,374
                                                                  --------


64   Delaware Pooled Trust o 2001 Semiannual Report

                                           Number of          Market Value
                                              Shares              (U.S. $)
  ------------------------------------------------------------------------
  Switzerland: 2.69%
  Lindt & Spruengli                               15              $ 84,676
                                                                  --------
                                                                    84,676
                                                                  --------
  United Kingdom: 29.07%
  Arriva                                       8,300                36,931
  Body Shop International                     34,564                40,302
  Bovis Homes Group                            8,375                43,255
  Bristol Water Holdings                       2,000                27,255
  Cobham                                       1,951                32,239
  Fuller Smith & Turner                        4,795                28,813
+ Generics Group                                  44                14,636
  Glynwed International                       11,300                38,962
  H.P. Bulmer Holdings                         7,210                41,261
  Harvey Nichols                              21,100                59,470
  IMI                                         10,500                39,321
  Laird Group                                 14,500                43,046
  Northern Foods                              43,900                76,155
  Pendragon                                   14,255                45,378
  Persimmon                                   11,100                57,806
  PizzaExpress                                 6,400                75,862
  Rexam                                       18,781                78,461
  TT Group                                    19,000                46,891
+ TTP Communications                          23,660                63,640
  Wilshaw                                     55,600                25,057
                                                                  --------
                                                                   914,741
                                                                  --------

  ------------------------------------------------------------------------
  Total Common Stock
  (cost $3,189,210)                                              2,913,048
  ========================================================================

                                           Principal
                                              Amount
  ------------------------------------------------------------------------
  REPURCHASE AGREEMENTS: 5.53%
  With BNP Paribas 4.51%
   5/1/01 (dated 4/30/01,
   collateralized by
   $57,000 U.S. Treasury
   Notes 6.375% due
   9/30/01, market
   value $57,978)                            $56,800                56,800
  With Chase Manhattan
   4.50% 5/1/01 (dated
   4/30/01, collateralized
   by $37,000 U.S.
   Treasury Notes 6.625%
   due 7/31/01, market
   value $38,004 and
   $22,000 U.S. Treasury
   Notes 11.125% due
   8/15/03, market
   value $25,950)                             62,400                62,400

                                           Principal          Market Value
                                              Amount              (U.S. $)
--------------------------------------------------------------------------
With UBS Warburg 4.51%
 5/1/01 (dated 4/30/01,
 collateralized by
 $10,000 U.S. Treasury
 Notes 6.125% due
 12/31/01, market
 value $10,123 and
 $17,000 U.S. Treasury
 Notes 6.50% due
 5/31/02, market value
 $18,103 and $10,000
 U.S. Treasury Notes
 5.50% due 3/31/03,
 market value $9,930
 and $17,000 U.S.
 Treasury Notes 5.75%
 due 8/15/03, market
 value $17,892)                              $54,800               $54,800
--------------------------------------------------------------------------
Total Repurchase Agreements
 (cost $174,000)                                                   174,000
==========================================================================

--------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES: 98.10%
(COST $3,363,210)                                                3,087,048
==========================================================================

--------------------------------------------------------------------------
RECEIVABLES AND OTHER ASSETS
 NET OF LIABILITIES: 1.90%                                          59,892
==========================================================================

--------------------------------------------------------------------------
NET ASSETS APPLICABLE TO
 396,518 SHARES
 OUTSTANDING; EQUIVALENT TO
 $7.94 PER SHARE: 100.00%                                       $3,146,940
==========================================================================

--------------------------------------------------------------------------
COMPONENTS OF NET ASSETS AT APRIL 30, 2001:
--------------------------------------------------------------------------
Shares of beneficial interest
 (unlimited authorization-no par)                               $3,337,862
Undistributed net investment income*                                14,148
Accumulated net realized gain on investments                        71,384
Net unrealized depreciation of investments
 and foreign currencies                                           (276,454)
--------------------------------------------------------------------------
Total net assets                                                $3,146,940
==========================================================================

+ Non-income producing security for the period ended April 30, 2001.
* Undistributed net investment income includes net realized gains (losses) on foreign currencies. Net realized gains (losses) on foreign currencies are treated as net investment income in accordance with provisions of the Internal Revenue Code.

See accompanying notes

                             2001 Semiannual Report o Delaware Pooled Trust   65

Delaware Pooled Trust: The Emerging Markets Portfolio
Statement of Net Assets
April 30, 2001
(Unaudited)
                                           Number of          Market Value
                                              Shares              (U.S. $)
  ------------------------------------------------------------------------
  COMMON STOCK: 93.06%
  Argentina: 1.49%
* Central Puerto Class B                     634,916          $    819,349
  Transportadora de Gas
   del sur, Class B                          763,800             1,069,721
                                                              ------------
                                                                 1,889,070
                                                              ------------
  Brazil: 14.57%
  Aracruz Celulose                           185,000             2,627,000
  Brasil Telecom                         281,725,135             1,774,849
  Companhia Energetica
   de Minas Gerais - ADR                      95,047             1,100,663
  Companhia Energetica
   de Minas Gerais - GDR                  20,200,000               233,123
  Companhia Paranaense
   de Energia-Copel ADR                      358,041             2,774,818
  Gerdau Metalurgica                     150,886,000             2,307,547
  Petroleo Brasileiro                         80,521             1,956,660
  Petroleo Brasileiro -
   Petrobras                                   8,000               193,563
  Rossi Residential GDR                       22,000                35,273
  Telecomunicacoes de
   Minas Gerais - Telemig                 50,566,000             2,262,254
  Uniao de Bancos
   Brasileiros                            80,410,000             1,780,363
  Usinas Siderurgicas de
   Minas Gerais - ADR                         16,152                63,631
  Usinas Siderurgicas de
   Minas Gerais                              355,700             1,396,494
                                                              ------------
                                                                18,506,238
                                                              ------------
  Chile: 3.44%
  Adminstradora de Fondos de
   Pensiones Provida - ADR                   148,900             3,499,150
* Empresa Nacional
   Electricidad ADR                           77,851               868,039
                                                              ------------
                                                                 4,367,189
                                                              ------------
  China: 10.98%
  Beijing Capital
   International Airport                  12,678,000             3,104,883
  Guangdong Kelon
   Electric Holding                          858,500               205,846
  Guangshen Railway                       19,752,000             3,064,485
  Shenzhen Expressway                     12,051,800             2,302,498
  Yanzhou Coal Mining
   Class H                                 4,540,000             1,862,803
  Zhejiang Expressway                     16,262,000             3,398,777
                                                              ------------
                                                                13,939,292
                                                              ------------

                                           Number of          Market Value
                                              Shares              (U.S. $)
  ------------------------------------------------------------------------
  Croatia: 2.20%
  Zagrebacka Banka GDR                       129,381           $ 2,794,630
                                                               -----------
                                                                 2,794,630
                                                               -----------
  Egypt: 1.56%
* Mobinil - Egyptian Mobile
   Services                                   89,993             1,417,623
  Paints & Chemical
   Industries GDR                            383,950               566,326
                                                               -----------
                                                                 1,983,949
                                                               -----------
  Estonia: 0.77%
  Eesti Telekom GDR                           76,094               981,613
                                                               -----------
                                                                   981,613
                                                               -----------
  Greece: 1.76%
  Hellenic Telecommunications
    ADR                                      306,039             2,234,085
                                                               -----------
                                                                 2,234,085
                                                               -----------
  Hong Kong: 1.82%
* China Telecom                              267,500             1,313,662
  Hengan International Group               4,870,000               999,102
                                                               -----------
                                                                 2,312,764
                                                               -----------
  Hungary: 1.77%
  Gedeon Richter GDR                          40,149             2,248,345
                                                               -----------
                                                                 2,248,345
                                                               -----------
  India: 8.59%
  Gas Authority of India GDR                 308,601             2,090,772
  ICICI ADR                                  206,779             2,460,670
  Larsen & Toubro GDR                         66,000               701,250
  Mahanagar Telecom
   Nigam GDR                                 376,200             2,494,206
  Videsh Sanchar Nigam ADR                   233,784             3,156,083
                                                               -----------
                                                                10,902,981
                                                               -----------
  Israel: 2.11%
  Bank Hapoalim                              876,737             2,199,797
  ECI Telecommunications                      70,225               478,935
                                                               -----------
                                                                 2,678,732
                                                               -----------
  Malaysia: 2.76%
* Leader Universal Holdings                3,517,000               393,344
  Petronas Dagangan                        2,403,000             1,909,727
  Sime Darby                               1,197,200             1,203,485
                                                               -----------
                                                                 3,506,556
                                                               -----------


66   Delaware Pooled Trust o 2001 Semiannual Report

                                           Number of          Market Value
                                              Shares              (U.S. $)
  ------------------------------------------------------------------------
  Mexico: 4.51%
  Alfa Class A                             1,579,000          $  2,056,230
  Cemex de C.V.                              729,522             3,347,876
* Grupo Minsa de C.V. ADR                      5,900                 8,850
* Grupo Minsa Class C                        969,054               308,683
                                                              ------------
                                                                 5,721,639
                                                              ------------
  Peru: 0.75%
  Banco de Credito del Peru                  287,723                89,876
  Creditcorp                                 117,300               856,290
                                                              ------------
                                                                   946,166
                                                              ------------
  Republic of Korea: 4.52%
  Pohang Iron & Steel                         17,010             1,265,738
  Pohang Iron & Steel ADR                    110,400             2,209,104
  Samsung Electronics                         13,050             2,269,129
                                                              ------------
                                                                 5,743,971
                                                              ------------
  Russia: 2.88%
  Gazprom ADR                                  8,200                58,384
  Gazprom ADR                                174,518             1,242,568
  Lukoil Holdings ADR                         53,020             2,205,632
  Lukoil Holdings ADR                          3,500               145,600
                                                              ------------
                                                                 3,652,184
                                                              ------------
  South Africa: 15.87%
  ABSA Group                                 777,838             3,404,859
  Impala Platinum Holdings                    28,500             1,366,438
  Iscor                                    1,334,892             4,056,209
  Network Healthcare
   Holdings                               11,453,945             2,139,591
  Profurn                                  6,058,256             1,063,778
  Sanlam                                   2,087,600             2,508,760
  Sappi                                      298,600             2,725,701
  Sasol                                      323,200             2,897,934
                                                              ------------
                                                                20,163,270
                                                              ------------
  Taiwan: 5.93%
  China Steel ADR                            130,863             1,511,468
  China Steel GDR                            104,011             1,201,332
  United Microelectronics ADR                127,634             1,402,698
  Yageo GDR                                  514,964             3,411,636
                                                              ------------
                                                                 7,527,134
                                                              ------------
  Thailand: 2.84%
  Electricity Generating
   Public Company                          2,904,700             2,338,395
  Hana Microelectronics                      888,000             1,274,130
                                                              ------------
                                                                 3,612,525
                                                              ------------

                                           Number of          Market Value
                                              Shares              (U.S. $)
--------------------------------------------------------------------------
United States: 1.94%
India Fund                                   242,700          $  2,468,259
                                                              ------------
                                                                 2,468,259
                                                              ------------

--------------------------------------------------------------------------
Total Common Stock
(cost $135,990,782)                                            118,180,592
==========================================================================

                                           Principal
                                              Amount
--------------------------------------------------------------------------
REPURCHASE AGREEMENTS: 6.32%
With BNP Paribas 4.51%
 5/1/01 (dated 4/30/01,
 collateralized by
 $2,635,000 U.S. Treasury
 Notes 6.375% due
 9/30/01, market
 value $2,672,652)                        $2,615,000             2,615,000
With Chase Manhattan
 4.50% 5/1/01 (dated
 4/30/01, collateralized
 by $1,713,000 U.S.
 Treasury Notes 6.625%
 due 7/31/01, market
 value $1,751,913 and
 $1,027,000 U.S. Treasury
 Notes 11.125% due
 8/15/03, market
 value $1,196,235)                         2,882,000             2,882,000
With UBS Warburg 4.51%
 5/1/01 (dated 4/30/01,
 collateralized by
 $451,000 U.S. Treasury
 Notes 6.125% due
 12/31/01, market value
 $466,644 and $793,000
 U.S. Treasury Notes
 6.50% due 5/31/02,
 market value $834,512
 and $447,000 U.S.
 Treasury Notes 5.50%
 due 3/31/03, market
 value $457,757 and
 $793,000 U.S. Treasury
 Notes 5.75% due
 8/15/03, market
 value $824,799)                           2,524,000             2,524,000
--------------------------------------------------------------------------
Total Repurchase Agreements
(cost $8,021,000)                                                8,021,000
==========================================================================


                             2001 Semiannual Report o Delaware Pooled Trust   67

--------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES: 99.38%
(COST $144,011,782)                                           $126,201,592
==========================================================================

--------------------------------------------------------------------------
RECEIVABLES AND OTHER ASSETS
 NET OF LIABILITIES: 0.62%                                         787,732
==========================================================================

--------------------------------------------------------------------------
NET ASSETS APPLICABLE TO
 17,422,638 SHARES OUTSTANDING;
 EQUIVALENT TO $7.29
 PER SHARE: 100.00%                                           $126,989,324
==========================================================================

--------------------------------------------------------------------------
COMPONENTS OF NET ASSETS AT APRIL 30, 2001:
--------------------------------------------------------------------------
Shares of beneficial interest, (unlimited
 authorization - no par)                                      $151,970,668
Undistributed net investment income**                              646,959
Accumulated net realized loss on
 investments                                                    (7,781,006)
Net unrealized depreciation of
 investments and foreign currencies                            (17,847,297)
--------------------------------------------------------------------------
Total net assets                                              $126,989,324
==========================================================================

* Non-income producing security for the period ended April 30, 2001.

** Undistributed net investment income includes net realized gains (losses) on foreign currencies. Net realized gains (losses) on foreign currencies are treated as net investment income in accordance with provisions of the Internal Revenue Code.

ADR - American Depositary Receipts

GDR - Global Depositary Receipts

See accompanying notes

Delaware Pooled Trust:
The Global Fixed Income Portfolio
Statement of Net Assets
April 30, 2001
(Unaudited)
                                           Principal          Market Value
                                             Amount*              (U.S. $)
--------------------------------------------------------------------------
BONDS: 97.04%
Australia: 7.19%
New South Wales Treasury
 6.50% 5/1/06             AUD              9,000,000          $  4,740,676
 7.00% 4/1/04                             13,000,000             6,909,326
Queensland Treasury
 6.00% 7/14/09                            10,000,000             5,124,323
 6.50% 6/14/05                             8,750,000             4,623,854
                                                              ------------
                                                                21,398,179
                                                              ------------
Austria: 6.09%
Oesterreich Kontrollbank
 6.00% 5/19/09            USD              5,600,000             5,604,200
Republic of Austria
 4.375% 2/28/02           EUR              9,000,000             7,965,781
 5.50% 10/20/07                            5,000,000             4,565,254
                                                              ------------
                                                                18,135,235
                                                              ------------
Belgium: 4.90%
Kingdom of Belgium
 5.75% 9/28/10            EUR             16,000,000            14,587,508
                                                              ------------
                                                                14,587,508
                                                              ------------
Canada: 3.10%
Government of Canada
 5.25% 9/1/03             CAD              5,000,000             3,277,308
 10.25% 3/15/14                            4,000,000             3,612,464
Ontario Province
 6.25% 12/3/08            NZD              6,000,000             2,342,561
                                                              ------------
                                                                 9,232,333
                                                              ------------
Finland: 2.63%
Republic of Finland
 3.75% 11/12/03           EUR              9,000,000             7,835,148
                                                              ------------
                                                                 7,835,148
                                                              ------------
France: 10.34%
Government of France
 4.00% 10/25/09           EUR             20,000,000            16,387,865
 5.00% 7/12/05                            16,000,000            14,382,260
                                                              ------------
                                                                30,770,125
                                                              ------------

68   Delaware Pooled Trust o 2001 Semiannual Report

                                           Principal          Market Value
                                             Amount*              (U.S. $)
--------------------------------------------------------------------------
Germany: 21.59%
Depfa Deutsche Pfandbriefbank
 5.00% 2/3/05            EUR              10,000,000          $  8,919,668
Deut Pfandbriefe Hypobk Bank
 5.625% 2/7/03                             5,000,000             4,499,561
Deutsche Genossen Hypobank
 5.00% 3/17/08                            10,000,000             8,731,021
Deutschland Republic
 6.25% 1/4/24                             19,000,000            18,260,485
Rheinische Hypothekenbank
 5.75% 7/5/10                             13,000,000            11,813,689
Treuhandansstalt
 6.875% 6/11/03                           13,000,000            12,061,238
                                                              ------------
                                                                64,285,662
                                                              ------------
Italy: 3.00%
Republic of Italy
 0.375% 5/12/02          JPY            1,100,000,00             8,931,798
                                                              ------------
                                                                 8,931,798
                                                              ------------
Korea: 0.87%
Korea Electric Power
 6.375% 12/1/03          USD               2,600,000             2,586,740
                                                              ------------
                                                                 2,586,740
                                                              ------------
Netherlands: 8.93%
Baden Wurt L-Finance
 6.625% 8/20/03          DEM              26,000,000            12,253,967
Netherlands Government
 5.75% 2/15/07           EUR              12,500,000            11,596,234
 7.50% 1/15/23                             2,500,000             2,736,711
                                                              ------------
                                                                26,586,912
                                                              ------------
New Zealand: 10.68%
New Zealand
 Government
 6.00% 11/15/11          NZD              32,600,000            12,873,374
 7.00% 7/15/09                            29,500,000            12,607,190
 8.00% 4/15/04                            14,500,000             6,311,775
                                                              ------------
                                                                31,792,339
                                                              ------------
Norway: 1.73%
Kingdom of Norway
 8.375% 1/27/03          CAD               7,500,000             5,148,657
                                                              ------------
                                                                 5,148,657
                                                              ------------
Supranational: 4.14%
International Bank
 Reconstruction
 & Development
 5.50% 11/3/08           NZD               7,000,000             2,678,617
 6.125% 9/27/02          EUR               8,000,000             3,702,185
 7.25% 5/27/03           NZD              14,000,000             5,933,908
                                                              ------------
                                                                12,314,710
                                                              ------------

                                           Principal          Market Value
                                             Amount*              (U.S. $)
 -------------------------------------------------------------------------
 United States: 11.85%
 Federal National Mortgage Association
  6.375% 8/15/07           AUD            21,000,000           $10,950,985
+KFW International Finance
  1.00% 12/20/04           JPY           400,000,000             3,325,320
 U.S. Treasury Inflation Index Notes
  3.625% 1/15/08           USD            20,450,830            21,000,467
                                                              ------------
                                                                35,276,772
                                                              ------------

 -------------------------------------------------------------------------
 Bonds (cost $315,203,255)                                     288,882,118
 =========================================================================
 REPURCHASE AGREEMENTS: 0.70%
 With BNP Paribas
  4.51% 5/1/01 (dated
  4/30/01, collateralized
  by $688,000 U.S.
  Treasury Notes 6.375%
  due 9/30/01, market
  value $697,735)                            683,000          $    683,000
 With Chase Manhattan
  4.50% 5/1/01 (dated
  4/30/01, collateralized
  by $447,000 U.S.
  Treasury Notes 6.625%
  due 7/31/01, market
  value $457,363 and
  $268,000 U.S.
  Treasury Notes 11.125%
  due 8/15/03, market
  value $312,295)                            753,000               753,000
 With UBS Warburg
  4.51% 5/1/01 (dated
  4/30/01, collateralized
  by $118,000 U.S.
  Treasury Notes 6.125%
  due 12/31/01, market
  value $121,824
  and $207,000 U.S.
  Treasury Notes 6.50%
  due 5/31/02, market
  value $217,862
  and $117,000 U.S.
  Treasury Notes 5.50%
  due 3/31/03, market
  value $119,504 and
  $207,000 U.S. Treasury
  Notes 5.75% due
  8/15/03, market
  value $215,326)                            658,000               658,000
 -------------------------------------------------------------------------
 Repurchase Agreements
  (cost $2,094,000)                                              2,094,000
 =========================================================================


                             2001 Semiannual Report o Delaware Pooled Trust   69

--------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES: 97.74%
(COST $317,297,255)                                           $290,976,118
==========================================================================

--------------------------------------------------------------------------
RECEIVABLES AND OTHER ASSETS
 NET OF LIABILITIES: 2.26%                                       6,740,699
==========================================================================

--------------------------------------------------------------------------
NET ASSETS APPLICABLE TO
 31,072,572 SHARES
 OUTSTANDING; EQUIVALENT TO
 $9.58 PER SHARE: 100.00%                                     $297,716,817
==========================================================================

--------------------------------------------------------------------------
COMPONENTS OF NET ASSETS
 AT APRIL 30,2001:
--------------------------------------------------------------------------
Shares of beneficial interest
 (unlimited authorization - no par)                           $349,832,646
Undistributed net investment income **                           7,947,991
Accumulated net realized loss on
 investments                                                   (33,644,627)
Net unrealized depreciation of
 investments and foreign currencies                            (26,419,193)
--------------------------------------------------------------------------
Total net assets                                              $297,716,817
==========================================================================

*Principal amount is stated in the currency in which each bond is denominated.

AUD - Australian Dollar

DEM - German Mark

CAD - Canadian Dollar

EUR - European Monetary Unit

JPY - Japanese Yen

NZD - New Zealand Dollar

USD - U.S. Dollar

** Undistributed net investment income includes net realized gains (losses) on foreign currencies. Net realized gains (losses) on foreign currencies are treated as net investment income in accordance with the provisions of the Internal Revenue Code.

+ Fully or partially on loan. See Note #9 in "Notes to Financial Statements".

See accompanying notes

Delaware Pooled Trust:
The International Fixed Income Portfolio
Statement of Net Assets
April 30, 2001
(Unaudited)
                                           Principal          Market Value
                                             Amount*              (U.S. $)
--------------------------------------------------------------------------
FOREIGN BONDS: 97.62%
Australia: 6.95%
New South Wales Treasury
 7.00% 4/1/04            AUD               2,000,000            $1,062,973
Queensland Treasury Global
 6.50% 6/14/05                             2,800,000             1,479,633
                                                                ----------
                                                                 2,542,606
                                                                ----------
Austria: 2.42%
Republic of Austria
 4.375% 2/28/02          EUR               1,000,000               885,087
                                                                ----------
                                                                   885,087
                                                                ----------
Belgium: 4.49%
Kingdom of Belgium
 5.75% 9/28/10           EUR               1,800,000             1,641,095
                                                                ----------
                                                                 1,641,095
                                                                ----------
Finland: 4.10%
Republic of Finland
 9.50% 3/15/04           EUR               1,500,000             1,500,142
                                                                ----------
                                                                 1,500,142
                                                                ----------
France: 4.48%
Government of France
 4.00% 10/25/09          EUR               2,000,000             1,638,787
                                                                ----------
                                                                 1,638,787
                                                                ----------
Germany: 33.98%
Bayerische Vereinsbank
 6.50% 6/6/05            EUR               1,000,000               934,890
Depfa Pfandbriefbank
 5.50% 1/15/10                               800,000               716,201
Deutsche Genossen Hypobank
 5.75% 1/22/07                               800,000               728,310
Deutschland Republic
 4.00% 7/4/09                              4,000,000             3,320,185
 6.50% 7/4/27                                500,000               496,696
Federal Republic of Germany
 6.00% 1/4/07                              2,500,000             2,355,645
Kredit Fuer Wiederaufbau
 5.00% 7/4/11                              1,000,000               864,091
Lbank Rheinland Pfalz Giro
 4.50% 10/21/03                            1,600,000             1,409,179
Rheinische Hypothekenbank
 5.75% 7/5/10                              1,000,000               908,745

--------------------------------------------------------------------------

70   Delaware Pooled Trust o 2001 Semiannual Report

                                           Principal          Market Value
                                             Amount*              (U.S. $)
--------------------------------------------------------------------------
Westfalische Hypothekbank
 4.50% 3/23/05            EUR                800,000          $    698,837
                                                              ------------
                                                                12,432,779
                                                              ------------
Italy: 2.46%
Republic of Italy
 5.125% 7/29/03           JPY            100,000,000               899,494
                                                              ------------
                                                                   899,494
                                                              ------------
Netherlands: 8.34%
Baden Wurt L-Finance
 5.25% 9/26/01            EUR              3,500,000             1,589,680
DSL Finance
 5.75% 3/19/09            DEM              1,500,000               695,555
Netherlands Government
 7.50% 1/15/23            EUR                700,000               766,280
                                                              ------------
                                                                 3,051,515
                                                              ------------
New Zealand: 9.22%
New Zealand Government
 6.00% 11/15/11           NZD              3,000,000             1,184,666
 7.00% 7/15/09                             4,100,000             1,752,186
 8.00% 4/15/04                             1,000,000               435,295
                                                              ------------
                                                                 3,372,147
                                                              ------------
Spain: 3.41%
Kingdom of Spain
 3.10% 9/20/06            JPY             20,000,000               184,149
 5.75% 3/23/02                           125,000,000             1,063,095
                                                              ------------
                                                                 1,247,244
                                                              ------------
Supranational: 13.62%
European Investment Bank
 5.00% 4/15/08            EUR              1,500,000             1,323,102
International Bank
 Reconstruction &
  Development
   5.25% 3/20/02          JPY             80,000,000               676,948
INTER-AMERICAN
 Development Bank
  5.50% 3/30/10           EUR                750,000               673,603
International Bank
 Reconstruction &
  Development
   4.50% 3/20/03          JPY            100,000,000               876,382
International Finance
 Corporation
  6.75% 7/15/09           NZD              3,500,000             1,433,372
                                                              ------------
                                                                 4,983,407
                                                              ------------

                                           Principal          Market Value
                                             Amount*              (U.S. $)
--------------------------------------------------------------------------
United States: 4.15%
Federal National Mortgage Association
 6.375% 8/15/07           AUD              1,300,000          $    677,918
 7.25% 6/20/02            NZD              2,000,000               840,471
                                                              ------------
                                                                 1,518,389
                                                              ------------

--------------------------------------------------------------------------
Total Foreign Bonds
(cost $39,983,164)                                              35,712,692
==========================================================================
REPURCHASE AGREEMENTS: 0.43%
With BNP Paribas
 4.51% 5/1/01 (dated
 4/30/01, collateralized
 by $52,000 U.S.
 Treasury Notes 6.375%
 due 9/30/01, market
 value $52,980)            USD               51,800                51,800
With Chase Manhattan
 4.50% 5/1/01 (dated
 4/30/01, collateralized
 by $34,000 U.S.
 Treasury Notes 6.625%
 due 7/31/01, market
 value $34,728 and
 $20,000 U.S.
 Treasury Notes 11.125%
 due 8/15/03, market
 value $23,713)                               57,200                57,200
With UBS Warburg
 4.51% 5/1/01 (dated
 4/30/01, collateralized
 by $9,000 U.S.
 Treasury Notes 6.125%
 due 12/31/01, market
 value $9,250 and
 $16,000 U.S.
 Treasury Notes 6.50%
 due 5/31/02, market
 value $16,542 and
 $9,000 U.S.
 Treasury Notes 5.50%
 due 3/31/03, market
 value $9,074 and
 $16,000 U.S.
 Treasury Notes 5.75%
 due 8/15/03, market
 value $16,350)                               50,000                50,000
--------------------------------------------------------------------------
Total Repurchase Agreements
(cost $159,000)                                                    159,000
==========================================================================

                            2001 Semiannual Report o Delaware Pooled Trust   71

--------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES: 98.05%
(COST $40,142,164)                                            $ 35,871,692
==========================================================================

--------------------------------------------------------------------------
RECEIVABLES AND OTHER ASSETS
 NET OF LIABILITIES: 1.95%                                         711,896
==========================================================================

--------------------------------------------------------------------------
NET ASSETS APPLICABLE TO
 4,261,826 SHARES
 OUTSTANDING; EQUIVALENT TO
 $8.58 PER SHARE: 100.00%                                     $ 36,583,588
==========================================================================

--------------------------------------------------------------------------
COMPONENTS OF NET ASSETS
 AT APRIL 30,2001:
--------------------------------------------------------------------------
Shares of beneficial interest
 (unlimited authorization - no par)                           $ 46,280,947
Undistributed net investment income **                           1,328,228
Accumulated net realized loss on
 investments                                                    (6,666,208)
Net unrealized depreciation of
 investments and foreign currencies                             (4,359,379)
--------------------------------------------------------------------------
Total net assets                                              $ 36,583,588
==========================================================================

* Principal amount is stated in the currency in which each bond is denominated.

AUD - Australian Dollar

DEM - German Mark

EUR - European Monetary Unit

JPY - Japanese Yen

NZD - New Zealand Dollar

USD - U.S. Dollar

** Undistributed net investment income includes net realized gains (losses) on foreign currencies. Net realized gains (losses) on foreign currencies are treated as net investment income in accordance with the provisions of the Internal Revenue Code.

See accompanying notes


72   Delaware Pooled Trust o 2001 Semiannual Report

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                            2001 Semiannual Report o Delaware Pooled Trust   73

Delaware Pooled Trust
Statements of Assets and Liabilities
April 30, 2001
(Unaudited)
                                                                       The
                                                                    Large-Cap
                                                                  Value Equity
                                                                    Portfolio
--------------------------------------------------------------------------------
Assets:
Investments at market                                             $ 78,202,590
Cash and foreign currency                                               20,436
Dividends and interest receivable                                       82,527
Receivable for securities sold                                       4,239,178
Subscriptions receivable                                                   250
Other assets                                                               156
                                                                  -------------
Total assets                                                        82,545,137
                                                                  -------------

Liabilities:
Liquidations payable                                                 3,028,976
Distributions payable                                                       --
Payable for securities purchased                                       965,536
Other accounts payable and accrued expenses                             60,554
                                                                  -------------
Total liabilities                                                    4,055,066
                                                                  -------------

Total net assets                                                  $ 78,490,071
                                                                  =============

Investments at cost                                               $ 73,295,050
                                                                  =============
See accompanying notes

74 Delaware Pooled Trust o 2001 Semiannual Report

    The                The               The                The                  The
Intermediate        Aggregate         High-Yield      Diversified Core      International
Fixed Income      Fixed Income          Bond            Fixed Income        Fixed Income
  Portfolio         Portfolio         Portfolio           Portfolio           Portfolio
-----------------------------------------------------------------------------------------
$ 6,673,698       $ 8,310,068       $ 3,760,575         $ 8,702,994         $ 35,871,692
         --           137,658                --             137,259               10,930
     79,562            89,853            92,828             116,155              768,585
  1,840,248           423,786           332,906             485,714            1,506,763
         --                --                --                  --                   --
        328               235                --                  --                   --
-----------------------------------------------------------------------------------------
  8,593,836         8,961,600         4,186,309           9,442,122           38,157,970
-----------------------------------------------------------------------------------------


         --                --                --              25,000                   --
     10,307                --                --                  --                   --
    516,521         1,158,122           441,203           1,167,059            1,526,627
  1,745,689            12,616           122,406              15,541               47,755
-----------------------------------------------------------------------------------------
  2,272,517         1,170,738           563,609           1,207,600            1,574,382
-----------------------------------------------------------------------------------------

$ 6,321,319       $ 7,790,862       $ 3,622,700         $ 8,234,522         $ 36,583,588
=========================================================================================

$ 6,650,442       $ 8,253,969       $ 3,961,902         $ 8,749,190         $ 40,142,164
=========================================================================================

                               2001 Semiannual Report o Delaware Pooled Trust 75

Delaware Pooled Trust
Statements of Operations
Six Months Ended April 30, 2001
(Unaudited)

                                                                        The            The
                                                                     Large-Cap        Select
                                                                    Value Equity      Equity
                                                                     Portfolio      Portfolio
----------------------------------------------------------------------------------------------
Investment Income:
Interest                                                            $    55,139      $     75
Dividends                                                               868,434        14,238
Foreign tax withheld                                                         --            --
                                                                    --------------------------
                                                                        923,573        14,313
                                                                    --------------------------

Expenses:
Management fees                                                         219,894         9,490
Accounting and administration expenses                                   24,651           272
Reports and statements to shareholders                                   14,614            90
Registration fees                                                        28,408            90
Professional fees                                                         4,068           185
Taxes (other than taxes on income)                                          800            --
Dividend disbursing and transfer agent fees and expenses                  7,053            67
Custodian fees                                                           19,856         1,286
Trustees' fees                                                            1,613           100
Amortization of organization expenses                                        --            --
Other                                                                     4,206           172
                                                                    --------------------------
                                                                        325,163        11,752

Less expenses absorbed or waived                                        (50,888)         (226)
Less expenses paid indirectly                                            (2,056)          (48)
                                                                    --------------------------

Total expenses                                                          272,219        11,478
                                                                    --------------------------

Net Investment Income (Loss)                                            651,354         2,835
                                                                    --------------------------

Net Realized and Unrealized Gain (Loss)
  On Investments and Foreign Currencies:
Net realized gain (loss) on:
Investments                                                           4,834,278      (114,292)
Futures contracts                                                            --            --
Options written                                                              --            --
Foreign currencies                                                           --            --
                                                                    --------------------------
Net realized gain (loss)                                              4,834,278      (114,292)
Net change in unrealized appreciation/depreciation
  of investments and foreign currencies                              (2,619,923)       41,630
                                                                    --------------------------

Net Realized and Unrealized Gain (Loss) On
  Investments and Foreign Currencies                                  2,214,355       (72,662)
                                                                    --------------------------

Net Increase (Decrease) In Net Assets
  Resulting from Operations                                         $ 2,865,709      $(69,827)
                                                                    ==========================

See accompanying notes

76 Delaware Pooled Trust o 2001 Semiannual Report

                   The               The             The                The
    The          All-Cap          Large-Cap        Mid-Cap           Small-Cap
 Small-Cap        Growth           Growth           Growth            Growth
Value Equity      Equity           Equity           Equity            Equity
 Portfolio      Portfolio         Portfolio       Portfolio          Portfolio
--------------------------------------------------------------------------------
$   4,441      $    19,061       $   7,354       $    13,137       $     89,219
   18,103           13,886           6,273             7,548             22,002
       --               --              --                --                 --
--------------------------------------------------------------------------------
   22,544           32,947          13,627            20,685            111,221
--------------------------------------------------------------------------------


    8,995           39,744           5,417            18,255            121,694
      488            2,306             368             1,349              7,920
      255              450             122             1,362              2,310
      243            7,849           3,582             4,190             10,710
       16              689             112               498              4,045
       45                6              --                60                420
      282              442              86               475              2,045
      419              938             314             2,335              4,503
      130              120             114               280                753
       --               --              --                --                 --
      173              241              19               891              2,801
--------------------------------------------------------------------------------
   11,046           52,785          10,134            29,695            157,201

     (251)          (5,139)         (3,342)           (6,522)           (11,016)
     (126)            (333)           (108)             (291)            (1,752)
--------------------------------------------------------------------------------

   10,669           47,313           6,684            22,882            144,433
--------------------------------------------------------------------------------

   11,875          (14,366)          6,943            (2,197)           (33,212)
--------------------------------------------------------------------------------




  103,669       (3,131,406)        (24,241)         (272,851)        (6,770,984)
       --               --              --                --                 --
       --               --              --                --                 --
       --               --              --                --                 --
--------------------------------------------------------------------------------
  103,669       (3,131,406)        (24,241)         (272,851)        (6,770,984)

  229,818       (1,607,174)       (417,028)       (1,732,823)        (4,861,951)
--------------------------------------------------------------------------------


  333,487       (4,738,580)       (441,269)       (2,005,674)       (11,632,935)
--------------------------------------------------------------------------------


$ 345,362      $(4,752,946)      $(434,326)      $(2,007,871)      $(11,666,147)
================================================================================

                               2001 Semiannual Report o Delaware Pooled Trust 77

Delaware Pooled Trust
Statements of Operations continued
Six Months Ended April 30, 2001
(Unaudited)

                                                             Real Estate       The
                                                             Investment    Intermediate
                                                                Trust      Fixed Income
                                                            Portfolio II     Portfolio
                                                            ---------------------------
Investment Income:
Interest                                                      $  15,861      $ 269,645
Dividends                                                        93,304             --
Foreign tax withheld                                                 --             --
                                                              -------------------------
                                                                109,165        269,645
                                                              -------------------------

Expenses:
Management fees                                                  16,897         16,130
Accounting and administration expenses                            1,208          1,753
Reports and statements to shareholders                               35          1,791
Registration fees                                                   195             --
Professional fees                                                    55            614
Taxes (other than taxes on income)                                   20             --
Dividend disbursing and transfer agent fees and expenses            272             --
Custodian fees                                                      346            663
Trustees' fees                                                       80            200
Amortization of organization expenses                                --          2,554
Other                                                                81             93
                                                              -------------------------
                                                                 19,189         23,798

Less expenses absorbed or waived                                     --         (1,889)
Less expenses paid indirectly                                      (239)          (455)
                                                              -------------------------

Total expenses                                                   18,950         21,454
                                                              -------------------------

Net Investment Income                                            90,215        248,191
                                                              -------------------------

Net Realized and Unrealized Gain (Loss)
  On Investments and Foreign Currencies:
Net realized gain (loss) on:
Investments                                                     108,136        207,185
Futures contracts                                                    --         (1,387)
Options written                                                      --             --
Foreign currencies                                                   --             --
                                                              -------------------------
Net realized gain (loss)                                        108,136        205,798
Net change in unrealized appreciation/depreciation
  of investments and foreign currencies                          20,221         88,143
                                                              -------------------------

Net Realized and Unrealized Gain (Loss) On
  Investments and Foreign Currencies                            128,357        293,941
                                                              -------------------------

Net Increase (Decrease) In Net Assets
  Resulting from Operations                                   $ 218,572      $ 542,132
                                                              =========================

See accompanying notes

78 Delaware Pooled Trust o 2001 Semiannual Report

      The            The         Diversified       The              The
   Aggregate      High-Yield        Core          Global       International
 Fixed Income        Bond       Fixed Income      Equity           Equity
   Portfolio      Portfolio       Portfolio     Portfolio         Portfolio
----------------------------------------------------------------------------

   $ 249,260      $ 167,917       $ 267,889      $  3,576      $    506,739
          --          2,713              --        53,130         7,527,157
          --             --              --        (4,109)         (924,107)
----------------------------------------------------------------------------
     249,260        170,630         267,889        52,597         7,109,789
----------------------------------------------------------------------------


      15,149          7,198          17,325        10,415         2,020,363
       1,353            554           1,722           720           117,026
       5,170             --             328           415            84,000
       2,700          3,789           1,000         4,256            14,125
         420             --             605           300            40,634
          --             --             100            90             2,500
          --            113              59           251            31,518
          --            524           1,475           383           136,917
         300            145             280           850             9,435
          --             --              --            --                --
         168             37             547            38            36,768
----------------------------------------------------------------------------
      25,260         12,360          23,441        17,718         2,493,286

      (5,831)        (3,452)         (1,420)       (1,683)               --
        (151)          (242)           (565)          (38)          (10,783)
----------------------------------------------------------------------------

      19,278          8,666          21,456        15,997         2,482,503
----------------------------------------------------------------------------

     229,982        161,964         246,433        36,600         4,627,286
----------------------------------------------------------------------------




     269,655       (306,135)        178,131         2,294         1,384,907
         113             --              --            --                --
          --             --         142,755            --                --
          --             --          (1,407)       (1,161)           66,976
----------------------------------------------------------------------------
     269,768       (306,135)        319,479         1,133         1,451,883

       2,693        (70,808)         32,530        59,038        15,649,393
----------------------------------------------------------------------------


     272,461       (376,943)        352,009        60,171        17,101,276
----------------------------------------------------------------------------


   $ 502,443      $(214,979)      $ 598,442      $ 96,771      $ 21,728,562
============================================================================

                               2001 Semiannual Report o Delaware Pooled Trust 79

Delaware Pooled Trust
Statements of Operations continued
Six Months Ended April 30, 2001
(Unaudited)

                                                                  The             The
                                                              Labor Select   International
                                                             International     Large-Cap
                                                                 Equity          Equity
                                                               Portfolio       Portfolio
-------------------------------------------------------------------------------------------
Investment Income:
Interest                                                      $    73,024      $  2,444
Dividends                                                       1,530,156        40,452
Foreign tax withheld                                             (154,877)       (3,528)
                                                              --------------------------
                                                                1,448,303        39,368
                                                              --------------------------

Expenses:
Management fees                                                   328,397        10,966
Accounting and administration expenses                             23,590           142
Reports and statements to shareholders                              9,850            --
Registration fees                                                   7,489         1,597
Professional fees                                                   4,146           671
Taxes (other than taxes on income)                                     75            --
Dividend disbursing and transfer agent fees and expenses            4,477           180
Custodian fees                                                     52,637         1,007
Trustees' fees                                                      1,706            --
Amortization of organization expenses                                  --            --
Other                                                               5,402            18
                                                              --------------------------
                                                                  437,769        14,581

Less expenses absorbed or waived                                  (15,340)         (519)
Less expenses paid indirectly                                      (1,752)          (34)
                                                              --------------------------

Total expenses                                                    420,677        14,028
                                                              --------------------------

Net Investment Income                                           1,027,626        25,340
                                                              --------------------------

Net Realized and Unrealized Gain (Loss)
  On Investments and Foreign Currencies:
Net realized gain (loss) on:
Investments                                                       423,932        16,926
Futures contracts                                                      --            --
Options written                                                        --            --
Foreign currencies                                                 49,253        (1,857)
                                                              --------------------------
Net realized gain (loss)                                          473,185        15,069
Net change in unrealized appreciation/depreciation
  of investments and foreign currencies                         2,881,211         1,983
                                                              --------------------------

Net Realized and Unrealized Gain On
  Investments and Foreign Currencies                            3,354,396        17,052
                                                              --------------------------

Net Increase In Net Assets
  Resulting from Operations                                   $ 4,382,022      $ 42,392
                                                              ==========================

See accompanying notes

80 Delaware Pooled Trust o 2001 Semiannual Report

       The              The                 The                The
  International      Emerging             Global          International
    Small-Cap         Markets          Fixed Income        Fixed Income
    Portfolio        Portfolio           Portfolio          Portfolio
  ---------------------------------------------------------------------

   $   5,173        $   203,845        $  9,785,272        $ 1,438,222
      36,092          2,163,286                  --                 --
      (4,169)          (170,368)                 --                 --
  ---------------------------------------------------------------------
      37,096          2,196,763           9,785,272          1,438,222
  ---------------------------------------------------------------------

      15,158            616,178             851,526            131,133
         728             26,799              69,845             11,121
         883             18,811              25,700              3,700
         645             11,400              14,243             11,750
         487              5,821              32,650              1,336
          25              1,375                  --                 --
         336              6,409              16,394                149
       1,013             81,704             164,271             29,712
         300              2,112               7,250                821
          --                 --                  --                 --
         870              9,101              35,566              7,557
  ---------------------------------------------------------------------
      20,445            779,710           1,217,445            197,279

      (2,186)                --            (188,886)           (40,186)
         (73)            (1,430)             (4,583)            (1,268)
  ---------------------------------------------------------------------

      18,186            778,280           1,023,976            155,825
  ---------------------------------------------------------------------

      18,910          1,418,483           8,761,296          1,282,397
  ---------------------------------------------------------------------




      71,469         (7,022,267)        (15,812,745)        (3,555,152)
          --                 --                  --                 --
          --                 --                  --                 --
      (1,298)          (175,418)           (813,305)            45,831
  ---------------------------------------------------------------------
      70,171         (7,197,685)        (16,626,050)        (3,509,321)

      97,292         13,005,985          39,590,238          5,490,220
  ---------------------------------------------------------------------


     167,463          5,808,300          22,964,188          1,980,899
  ---------------------------------------------------------------------


   $ 186,373        $ 7,226,783        $ 31,725,484        $ 3,263,296
  =====================================================================


                               2001 Semiannual Report o Delaware Pooled Trust 81

Delaware Pooled Trust
Statements of Changes in Net Assets

                                                                 Six Months
                                                                    Ended                           Year
                                                                   4/30/01                          Ended
                                                                 (Unaudited)                       10/31/00
                                                                 -------------------------------------------------------------------
                                                                     The                             The
                                                                  Large-Cap                       Large-Cap
                                                                 Value Equity                    Value Equity
                                                                  Portfolio                       Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Increase (Decrease) In Net Assets From Operations:
Net investment income (loss)                                     $   651,354                       $ 1,987,026
Net realized gain (loss) on investments
  and foreign currencies                                           4,834,278                        (8,177,342)
Net change in unrealized appreciation/
  depreciation of investments and foreign currencies              (2,619,923)                        7,071,221
                                                                 -------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                                        2,865,709                           880,905
                                                                 -------------------------------------------------------------------

Dividends and Distributions to Shareholders:
From net investment income                                        (1,158,174)                       (2,470,879)
In excess of net investment income                                        --                                --
From net realized gain on investments                                     --                       (12,273,061)
Return of capital                                                         --                                --
                                                                 -------------------------------------------------------------------
                                                                  (1,158,174)                      (14,743,940)
                                                                 -------------------------------------------------------------------

Capital Share Transactions:
Proceeds from shares sold                                          1,100,873                        11,222,501
Net asset value of shares issued upon reinvestment
  of dividends and distributions                                   1,147,063                        12,330,979
                                                                 -------------------------------------------------------------------
                                                                   2,247,936                        23,553,480
Cost of shares repurchased                                        (8,347,244)                      (68,218,925)
                                                                 -------------------------------------------------------------------
Increase (decrease) in net assets derived from capital
  share transactions                                              (6,099,308)                      (44,665,445)
                                                                 -------------------------------------------------------------------

Net Increase (Decrease) In Net Assets                             (4,391,773)                      (58,528,480)

Net Assets:
Beginning of period                                               82,881,844                       141,410,324
                                                                 -------------------------------------------------------------------
End of period                                                    $78,490,071                       $82,881,844
                                                                 ===================================================================

See accompanying notes

82   Delaware Pooled Trust o 2001 Semiannual Report

     Six Months                            Six Months                                  Six Months
       Ended           Year                  Ended                  Year                  Ended
       4/30/01         Ended                4/30/01                 Ended                4/30/01
    (Unaudited)       10/31/00            (Unaudited)              10/31/00            (Unaudited)
---------------------------------------------------------------------------------------------------
        The             The                   The                    The                  The
       Select          Select              Small-Cap              Small-Cap              All-Cap
       Equity          Equity             Value Equity           Value Equity         Growth Equity
      Portfolio       Portfolio            Portfolio              Portfolio             Portfolio
---------------------------------------------------------------------------------------------------

     $    2,835      $   79,468            $   11,875             $   25,821          $   (14,366)

       (114,292)        225,633               103,669                (55,945)          (3,131,406)

         41,630        (213,866)              229,818                249,645           (1,607,174)
---------------------------------------------------------------------------------------------------

        (69,827)         91,235               345,362                219,521           (4,752,946)
---------------------------------------------------------------------------------------------------


        (79,530)             --               (24,171)               (20,000)                  --
             --              --                    --                     --                   --
       (134,589)             --                    --                (51,765)                  --
             --              --                    --                     --                   --
---------------------------------------------------------------------------------------------------
       (214,119)             --               (24,171)               (71,765)                  --
---------------------------------------------------------------------------------------------------


             --               2                     1                      2            1,147,421

        214,119              --                24,171                 71,765                   --
---------------------------------------------------------------------------------------------------
        214,119               2                24,172                 71,767            1,147,421
             --      (2,742,526)                   --                     --                   --
---------------------------------------------------------------------------------------------------

        214,119      (2,742,524)               24,172                 71,767            1,147,421
---------------------------------------------------------------------------------------------------

        (69,827)     (2,651,289)              345,363                219,523           (3,605,525)


      2,057,831       4,709,120             2,254,088              2,034,565           13,138,663
---------------------------------------------------------------------------------------------------
     $1,988,004      $2,057,831            $2,599,451             $2,254,088          $ 9,533,138
===================================================================================================

                             2001 Semiannual Report o Delaware Pooled Trust   83

Delaware Pooled Trust
Statements of Changes in Net Assets continued

                                                                                          Six Months
                                                                        3/31/00*            Ended
                                                                          to                4/31/01
                                                                       10/31/00           (Unaudited)
                                                                     ---------------------------------------------------------------
                                                                         The                 The
                                                                        All-Cap           Large-Cap
                                                                     Growth Equity      Growth Equity
                                                                       Portfolio          Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Increase (Decrease) In Net Assets From Operations:
Net investment income (loss)                                           $    (5,230)      $    6,943
Net realized gain (loss) on investments
  and foreign currencies                                                  (911,327)         (24,241)
Net change in unrealized appreciation/
  depreciation of investments and foreign currencies                     1,333,600         (417,028)
                                                                       -------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                                                417,043         (434,326)
                                                                       -------------------------------------------------------------

Dividends and Distributions to Shareholders:
From net investment income                                                      --           (3,765)
In excess of net investment income                                              --               --
From net realized gain on investments                                           --               --
Return of capital                                                               --               --
                                                                       -------------------------------------------------------------
                                                                                --           (3,765)
                                                                       -------------------------------------------------------------

Capital Share Transactions:
Proceeds from shares sold                                               12,721,620               --
Net asset value of shares issued upon reinvestment
  of dividends and distributions                                                --            3,765
                                                                       -------------------------------------------------------------
                                                                        12,721,620            3,765
Cost of shares repurchased                                                      --               --
                                                                       -------------------------------------------------------------
Increase (decrease) in net assets derived from capital
  share transactions                                                    12,721,620            3,765
                                                                       -------------------------------------------------------------

Net Increase (Decrease) In Net Assets                                   13,138,663         (434,326)

Net Assets:
Beginning of period                                                             --        2,000,009
                                                                       -------------------------------------------------------------
End of period                                                          $13,138,663       $1,565,683
                                                                       =============================================================

* Date of commencement of operations.

See accompanying notes

84   Delaware Pooled Trust o 2001 Semiannual Report

                        Six Months                                        Six Months
  10/31/00*               Ended                   Year                      Ended                      Year
     to                  4/30/01                  Ended                    4/30/01                     Ended
  10/31/00             (Unaudited)               10/31/00                 (Unaudited)                 10/31/00
----------------------------------------------------------------------------------------------------------------
    The                   The                      The                       The                        The
  Large-Cap              Mid-Cap                  Mid-Cap                 Small-Cap                  Small-Cap
Growth Equity         Growth Equity            Growth Equity            Growth Equity              Growth Equity
  Portfolio              Portfolio               Portfolio                Portfolio                  Portfolio
----------------------------------------------------------------------------------------------------------------
          --           $  (2,197)               $  (38,467)             $   (33,212)                $   (31,386)

          --            (272,851)                3,320,511               (6,770,984)                 (1,196,674)

          --          (1,732,823)                   33,805               (4,861,951)                  3,697,290
----------------------------------------------------------------------------------------------------------------

          --          (2,007,871)                3,315,849              (11,666,147)                  2,469,230
----------------------------------------------------------------------------------------------------------------


          --                  --                        --                       --                          --
          --                  --                        --                       --                          --
          --          (3,350,049)                 (642,789)                      --                    (683,868)
          --                  --                        --                       --                          --
----------------------------------------------------------------------------------------------------------------
          --          (3,350,049)                 (642,789)                      --                    (683,868)
----------------------------------------------------------------------------------------------------------------


   2,000,009              35,118                   583,716               13,772,283                  29,664,877

          --           3,350,049                   642,789                       --                     683,868
----------------------------------------------------------------------------------------------------------------
   2,000,009           3,385,167                 1,226,505               13,772,283                  30,348,745
          --            (114,650)               (4,342,206)              (6,392,115)                   (670,038)
----------------------------------------------------------------------------------------------------------------

   2,000,009           3,270,517                (3,115,701)               7,380,168                  29,678,707
----------------------------------------------------------------------------------------------------------------

   2,000,009          (2,087,403)                 (442,641)              (4,285,979)                 31,464,069


          --           6,506,329                 6,948,970               37,645,491                   6,181,422
----------------------------------------------------------------------------------------------------------------
  $2,000,009          $4,418,926                $6,506,329              $33,359,512                 $37,645,491
================================================================================================================

                             2001 Semiannual Report o Delaware Pooled Trust   85

Delaware Pooled Trust
Statements of Changes in Net Assets continued

                                                                     Six Months
                                                                       Ended                   Year
                                                                       4/30/01                 Ended
                                                                     (Unaudited)             10/31/00
                                                                   -----------------------------------------------------------------
                                                                        The                     The
                                                                     Real Estate            Real Estate
                                                                   Investment Trust       Investment Trust
                                                                    Portfolio II           Portfolio II
------------------------------------------------------------------------------------------------------------------------------------
Increase (Decrease) In Net Assets From Operations:
Net investment income                                                 $   90,215             $  114,777
Net realized gain (loss) on investments
  and foreign currencies                                                 108,136               (447,724)
Net change in unrealized appreciation/
  depreciation of investments and foreign currencies                      20,221                839,546
                                                                      --------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                                              218,572                506,599
                                                                      --------------------------------------------------------------

Dividends and Distributions to Shareholders:
From net investment income                                               (85,042)              (238,966)
In excess of net investment income                                            --                     --
From net realized gain on investments                                         --                     --
Return of capital                                                             --                     --
                                                                      --------------------------------------------------------------
                                                                         (85,042)              (238,966)
                                                                      --------------------------------------------------------------

Capital Share Transactions:
Proceeds from shares sold                                              3,500,001                      2
Net asset value of shares issued upon reinvestment
  of dividends and distributions                                          85,042                238,966
                                                                      --------------------------------------------------------------
                                                                       3,585,043                238,968
Cost of shares repurchased                                                    --             (2,798,019)
                                                                      --------------------------------------------------------------
Increase (decrease) in net assets derived from capital
  share transactions                                                   3,585,043             (2,559,051)
                                                                      --------------------------------------------------------------

Net Increase (Decrease) In Net Assets                                  3,718,573             (2,291,418)

Net Assets:
Beginning of period                                                    2,160,640              4,452,058
                                                                      --------------------------------------------------------------
End of period                                                         $5,879,213             $2,160,640
                                                                      ==============================================================

See accompanying notes

86   Delaware Pooled Trust o 2001 Semiannual Report

Six Months                                       Six Months                                      Six Months
  Ended                   Year                     Ended                    Year                   Ended
  4/30/01                 Ended                    4/30/01                  Ended                  4/30/01
(Unaudited)              10/30/00               (Unaudited)                10/31/00              (Unaudited)
-------------------------------------------------------------------------------------------------------------
    The                    The                       The                     The                     The
Intermediate           Intermediate               Aggregate                Aggregate              High-Yield
Fixed Income           Fixed Income             Fixed Income             Fixed Income                Bond
 Portfolio              Portfolio                 Portfolio                Portfolio              Portfolio
-------------------------------------------------------------------------------------------------------------

$  248,191             $   871,227               $  229,982                $  456,789            $  161,964

   205,798                (482,037)                 269,768                  (324,895)             (306,135)

    88,143                 436,057                    2,693                   273,646               (70,808)
-------------------------------------------------------------------------------------------------------------

   542,132                 825,247                  502,443                   405,540              (214,979)
-------------------------------------------------------------------------------------------------------------


  (245,160)               (870,627)                (462,915)                 (376,125)             (283,205)
        --                      --                       --                        --                    --
        --                      --                       --                        --                    --
        --                      --                       --                        --                    --
-------------------------------------------------------------------------------------------------------------
  (245,160)               (870,627)                (462,915)                 (376,125)             (283,205)
-------------------------------------------------------------------------------------------------------------


     4,704                 405,758                  287,078                   218,704             1,950,000

   134,581                 521,342                  462,915                   376,125               283,205
-------------------------------------------------------------------------------------------------------------
   139,285                 927,100                  749,993                   594,829             2,233,205
(2,110,384)            (10,056,109)                (273,751)                 (816,538)                   --
-------------------------------------------------------------------------------------------------------------

(1,971,099)             (9,129,009)                 476,242                  (221,709)            2,233,205
-------------------------------------------------------------------------------------------------------------

(1,674,127)             (9,174,389)                 515,770                  (192,294)            1,735,021


 7,995,446              17,169,835                7,275,092                 7,467,386             1,887,679
-------------------------------------------------------------------------------------------------------------
$6,321,319             $ 7,995,446               $7,790,862                $7,275,092            $3,622,700
=============================================================================================================

                             2001 Semiannual Report o Delaware Pooled Trust   87

Delaware Pooled Trust
Statements of Changes in Net Assets continued

                                                                                                    Six Months
                                                                       Year                           Ended
                                                                       Ended                         4/30/01
                                                                      10/31/00                     (Unaudited)
                                                                   -----------------------------------------------------------------
                                                                        The                            The
                                                                     High-Yield                   Diversified Core
                                                                       Bond                         Fixed Income
                                                                     Portfolio                       Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Increase (Decrease) In Net Assets From Operations:
Net investment income                                               $  599,467                     $  246,433
Net realized gain (loss) on investments
  and foreign currencies                                            (1,892,640)                       319,479
Net change in unrealized appreciation/
  depreciation of investments and foreign currencies                 1,786,529                         32,530
                                                                    ----------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                                            493,356                        598,442
                                                                    ----------------------------------------------------------------

Dividends and Distributions to Shareholders:
From net investment income                                            (896,789)                      (322,577)
In excess of net investment income                                          --                             --
From net realized gain on investments                                       --                        (22,339)
Return of capital                                                           --                             --
                                                                    ----------------------------------------------------------------
                                                                      (896,789)                      (344,916)
                                                                    ----------------------------------------------------------------

Capital Share Transactions:
Proceeds from shares sold                                                    2                             --
Net asset value of shares issued upon reinvestment
  of dividends and distributions                                       806,742                        344,916
                                                                    ----------------------------------------------------------------
                                                                       806,744                        344,916
Cost of shares repurchased                                          (8,235,440)                       (87,499)
                                                                    ----------------------------------------------------------------
Increase (decrease) in net assets derived from capital
  share transactions                                                (7,428,696)                       257,417
                                                                    ----------------------------------------------------------------

Net Increase (Decrease) In Net Assets                               (7,832,129)                       510,943

Net Assets:
Beginning of period                                                  9,719,808                      7,723,579
                                                                    ----------------------------------------------------------------
End of period                                                       $1,887,679                     $8,234,522
                                                                    ================================================================

See accompanying notes

88   Delaware Pooled Trust o 2001 Semiannual Report

                       Six Months                                Six Months
     Year                Ended                  Year               Ended                    Year
     Ended              4/30/01                 Ended             4/30/01                  Ended
   10/31/00           (Unaudited)              10/31/00         (Unaudited)              10/31/00
------------------------------------------------------------------------------------------------------
      The                 The                    The                The                     The
Diversified Core         Global                 Global         International            International
  Fixed Income           Equity                 Equity            Equity                   Equity
   Portfolio            Portfolio              Portfolio         Portfolio                Portfolio
------------------------------------------------------------------------------------------------------

 $  299,310            $   36,600             $   56,241       $  4,627,286              $ 17,441,328

    110,588                 1,133                 18,573          1,451,883                99,621,881

    (38,364)               59,038                (97,280)        15,649,393               (88,565,052)
------------------------------------------------------------------------------------------------------

    371,534                96,771                (22,466)        21,728,562                28,498,157
------------------------------------------------------------------------------------------------------


   (219,107)              (72,178)               (71,181)       (16,583,242)              (11,639,781)
         --                    --                     --                 --                        --
         --               (20,732)               (78,519)      (100,913,594)               (6,439,028)
         --                    --                     --                 --                        --
------------------------------------------------------------------------------------------------------
   (219,107)              (92,910)              (149,700)      (117,496,836)              (18,078,809)
------------------------------------------------------------------------------------------------------


  4,000,003                     1                      2         15,166,039               137,765,942

    219,107                92,910                149,700        114,859,379                16,895,439
------------------------------------------------------------------------------------------------------
  4,219,110                92,911                149,702        130,025,418               154,661,381
    (25,000)                   --                     --        (36,417,477)             (440,057,681)
------------------------------------------------------------------------------------------------------

  4,194,110                92,911                149,702         93,607,941              (285,396,300)
------------------------------------------------------------------------------------------------------

  4,346,537                96,772                (22,464)        (2,160,333)             (274,976,952)


  3,377,042             3,286,853              3,309,317        545,666,648               820,643,600
------------------------------------------------------------------------------------------------------
 $7,723,579            $3,383,625             $3,286,853       $543,506,315              $545,666,648
======================================================================================================

                             2001 Semiannual Report o Delaware Pooled Trust   89

Delaware Pooled Trust
Statements of Changes in Net Assets continued

                                                                                Six Months
                                                                                  Ended                    Year
                                                                                 4/30/01                   Ended
                                                                                (Unaudited)               10/31/00
                                                                            --------------------------------------------------------
                                                                                   The                       The
                                                                               Labor Select              Labor Select
                                                                            International Equity     International Equity
                                                                                Portfolio                  Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Increase (Decrease) In Net Assets From Operations:
Net investment income                                                            $ 1,027,626             $ 2,171,599
Net realized gain (loss) on investments
  and foreign currencies                                                             473,185               9,789,581
Net change in unrealized appreciation/
  depreciation of investments and foreign currencies                               2,881,211              (7,044,733)
                                                                                 ---------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                                                        4,382,022               4,916,447
                                                                                 ---------------------------------------------------

Dividends and Distributions to Shareholders:
From net investment income                                                        (1,651,398)             (3,181,899)
In excess of net investment income                                                        --                      --
From net realized gain on investments                                             (9,611,245)             (3,829,012)
Return of capital                                                                         --                      --
                                                                                 ---------------------------------------------------
                                                                                 (11,262,643)             (7,010,911)
                                                                                 ---------------------------------------------------

Capital Share Transactions:
Proceeds from shares sold                                                                 --              16,589,802
Net asset value of shares issued upon reinvestment
  of dividends and distributions                                                  11,262,643               6,977,151
                                                                                 ---------------------------------------------------
                                                                                  11,262,643              23,566,953
Cost of shares repurchased                                                        (5,892,813)            (44,923,141)
                                                                                 ---------------------------------------------------
Increase (decrease) in net assets derived from capital
  share transactions                                                               5,369,830             (21,356,188)
                                                                                 ---------------------------------------------------

Net Increase (Decrease) In Net Assets                                             (1,510,791)            (23,450,652)

Net Assets:
Beginning of period                                                               89,813,890             113,264,542
                                                                                 ---------------------------------------------------
End of period                                                                    $88,303,099             $89,813,890
                                                                                 ===================================================

* Date of commencement of operations.

See accompanying notes

90   Delaware Pooled Trust o 2001 Semiannual Report

    Six Months                                   Six Months                                       Six Months
      Ended                   12/14/99*            Ended                     Year                    Ended
     4/30/01                     to                4/30/01                   Ended                  4/30/01
   (Unaudited)                10/31/00           (Unaudited)               10/31/00               (Unaudited)
--------------------------------------------------------------------------------------------------------------
       The                      The                  The                      The                     The
   International           International         International            International             Emerging
  Large-Cap Equity        Large-Cap Equity         Small-Cap                Small-Cap                Markets
     Portfolio               Portfolio             Portfolio                Portfolio               Portfolio
--------------------------------------------------------------------------------------------------------------

    $   25,340               $   41,997          $   18,910               $   76,484              $ 1,418,483

        15,069                    7,007              70,171                  215,790               (7,197,685)

         1,983                 (163,436)             97,292                 (384,940)              13,005,985
--------------------------------------------------------------------------------------------------------------

        42,392                 (114,432)            186,373                  (92,666)               7,226,783
--------------------------------------------------------------------------------------------------------------


       (21,554)                  (3,529)            (77,017)                 (10,588)              (2,017,971)
            --                       --                  --                       --                       --
       (28,267)                      --            (216,363)                 (33,882)                      --
            --                       --                  --                       --                       --
--------------------------------------------------------------------------------------------------------------
       (49,821)                  (3,529)           (293,380)                 (44,470)              (2,017,971)
--------------------------------------------------------------------------------------------------------------


             1                3,000,011                   1                        3                9,000,001

        49,821                    3,529             293,380                   44,470                2,017,971
--------------------------------------------------------------------------------------------------------------
        49,822                3,003,540             293,381                   44,473               11,017,972
            --                       --                  --                       --               (4,215,892)
--------------------------------------------------------------------------------------------------------------

        49,822                3,003,540             293,381                   44,473                6,802,080
--------------------------------------------------------------------------------------------------------------

        42,393                2,885,579             186,374                  (92,663)              12,010,892


     2,885,579                       --           2,960,566                3,053,229              114,978,432
--------------------------------------------------------------------------------------------------------------
    $2,927,972               $2,885,579          $3,146,940               $2,960,566             $126,989,324
==============================================================================================================


                             2001 Semiannual Report o Delaware Pooled Trust   91

Delaware Pooled Trust
Statements of Changes in Net Assets continued

                                                                                                                      Six Months
                                                                                                        Year             Ended
                                                                                                       Ended            4/30/01
                                                                                                      10/31/01        (Unaudited)
                                                                                                   ---------------------------------
                                                                                                         The              The
                                                                                                      Emerging           Global
                                                                                                       Markets        Fixed Income
                                                                                                      Portfolio         Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Increase (Decrease) In Net Assets From Operations:
Net investment income                                                                               $  2,253,456       $  8,761,296
Net realized gain (loss) on investments
  and foreign currencies                                                                               1,487,370        (16,626,050)
Net change in unrealized appreciation/
  depreciation of investments and foreign currencies                                                 (20,512,895)        39,590,238
                                                                                                    --------------------------------
Net increase (decrease) in net assets
  resulting from operations                                                                          (16,772,069)        31,725,484
                                                                                                    --------------------------------

Dividends and Distributions to Shareholders:
From net investment income                                                                            (1,235,526)                --
In excess of net investment income                                                                            --                 --
From net realized gain on investments                                                                         --                 --
Return of capital                                                                                             --                 --
                                                                                                    --------------------------------
                                                                                                      (1,235,526)                --
                                                                                                    --------------------------------

Capital Share Transactions:
Proceeds from shares sold                                                                            100,459,209          8,929,868
Net asset value of shares issued upon reinvestment
  of dividends and distributions                                                                       1,235,526                 --
                                                                                                    --------------------------------
                                                                                                     101,694,735          8,929,868
Cost of shares repurchased                                                                           (11,502,731)      (132,228,539)
                                                                                                    --------------------------------
Increase (decrease) in net assets derived from capital
  share transactions                                                                                  90,192,004       (123,298,671)
                                                                                                    --------------------------------

Net Increase (Decrease) In Net Assets                                                                 72,184,409        (91,573,187)

Net Assets:
Beginning of period                                                                                   42,794,023        389,290,004
                                                                                                    --------------------------------
End of period                                                                                       $114,978,432       $297,716,817
                                                                                                    ================================

See accompanying notes

92 Delaware Pooled Trust o 2001 Semiannual Report

                            Six Months
           Year                Ended               Year
          Ended               4/30/01             Ended
         10/31/00          (Unaudited)           10/31/00
      ------------------------------------------------------
          The                 The                  The
          Global          International        International
       Fixed Income        Fixed Income        Fixed Income
        Portfolio           Portfolio           Portfolio
      ------------------------------------------------------

      $ 31,953,281         $ 1,282,397         $ 4,067,115

       (48,290,131)         (3,509,321)         (8,760,741)

       (37,056,515)          5,490,220          (5,684,412)
     ------------------------------------------------------

       (53,393,365)          3,263,296         (10,378,038)
     ------------------------------------------------------


        (6,910,627)                 --          (3,074,804)
        (5,888,371)                 --            (514,959)
                --                  --                  --
        (9,314,740)                 --            (480,778)
      ------------------------------------------------------
       (22,113,738)                 --          (4,070,541)
     ------------------------------------------------------


        33,461,524          12,949,969          20,376,856

        17,550,777                  --           4,035,382
      ------------------------------------------------------
        51,012,301          12,949,969          24,412,238
      (206,010,504)        (30,018,791)        (48,925,352)
     ------------------------------------------------------

      (154,998,203)        (17,068,822)        (24,513,114)
     ------------------------------------------------------

      (230,505,306)        (13,805,526)        (38,961,693)


       619,795,310          50,389,114          89,350,807
     ------------------------------------------------------
      $389,290,004         $36,583,588         $50,389,114
     ======================================================

                               2001 Semiannual Report o Delaware Pooled Trust 93

Delaware Pooled Trust
Financial Highlights
Selected data for each share of the Portfolio outstanding throughout each period were as follows:

The Large-Cap Value Equity Portfolio

                                              Six Months
                                                Ended        Year         Year          Year          Year         Year
                                             4/30/01 (1)     Ended        Ended        Ended         Ended        Ended
                                             (Unaudited)   10/31/00     10/31/99      10/31/98      10/31/97     10/31/96
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period           $15.370      $16.260      $17.780      $18.530       $16.460      $14.660

Income from investment operations:
Net investment income (2)                        0.124        0.267        0.311        0.308         0.381        0.440
Net realized and unrealized gain
  on investments                                 0.449        0.592        0.629        2.022         3.599        2.960
                                             ----------------------------------------------------------------------------
Total from investment operations                 0.573        0.859        0.940        2.330         3.980        3.400
                                             ----------------------------------------------------------------------------

Less dividends and distributions:
Dividends from net investment income            (0.223)      (0.310)      (0.320)      (0.380)       (0.410)      (0.440)
Distributions from net realized gain
  on investments                                    --       (1.439)      (2.140)      (2.700)       (1.500)      (1.160)
                                             ----------------------------------------------------------------------------
Total dividends and distributions               (0.223)      (1.749)      (2.460)      (3.080)       (1.910)      (1.600)
                                             ----------------------------------------------------------------------------

Net asset value, end of period                 $15.720      $15.370      $16.260      $17.780       $18.530      $16.460
                                             ============================================================================

Total return (3)                                 3.82%        6.42%        5.43%       13.50%        26.73%       24.87%

Ratios and supplemental data:
Net assets, end of period (000 omitted)        $78,490      $82,882     $141,410     $117,858       $81,102      $67,179
Ratio of expenses to average net assets (4)      0.68%        0.68%        0.64%        0.68%         0.66%        0.67%
Ratio of expenses to average net assets
  prior to expense limitation and
  expenses paid indirectly                       0.81%        0.75%        0.64%        0.71%         0.67%        0.70%
Ratio of net investment income to average
  net assets                                     1.63%        1.89%        1.84%        1.91%         2.15%        2.85%
Ratio of net investment income to average
  net assets prior to expense limitation and
  expenses paid indirectly                       1.50%        1.82%        1.84%        1.88%         2.14%        2.83%
Portfolio turnover                                122%          56%          96%          85%           73%          74%

--------------------------------------------------------------------------------
(1) Ratios have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information for the year ended October 31, 2000 and the period ended April 30, 2001.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value. Total investment return reflects a voluntary waiver and payment of fees by the manager.
(4) Ratio for the period ended April 30, 2001 including fees paid indirectly in accordance with Securities and Exchange Commission rules was 0.69%.

See accompanying notes

94  Delaware Pooled Trust o 2001 Semiannual Report

Delaware Pooled Trust
Financial Highlights
Selected data for each share of the Portfolio outstanding throughout each period were as follows:

The Select Equity Portfolio

                                                                  Six Months
                                                                     Ended             Year        6/29/99 (2)
                                                                  4/30/01 (1)          Ended           to
                                                                  (Unaudited)        10/31/00       10/31/99
--------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                 $8.750           $8.590          $8.500

Income (loss) from investment operations:
Net investment income (loss) (3)                                      0.011            0.277          (0.005)
Net realized and unrealized gain (loss)
  on investments                                                     (0.351)          (0.117)          0.095
                                                                  --------------------------------------------
Total from investment operations                                     (0.340)           0.160           0.090
                                                                  --------------------------------------------

Less dividends and distributions:
Dividends from net investment income                                 (0.338)              --              --
Distributions from net realized gain
  on investments                                                     (0.572)              --              --
                                                                  --------------------------------------------
Total dividends and distributions                                    (0.910)              --              --
                                                                  --------------------------------------------

Net asset value, end of period                                       $7.500           $8.750          $8.590
                                                                  ============================================

Total return (4)                                                     (3.28%)           1.63%           1.06%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                              $1,988           $2,058          $4,709
Ratio of expenses to average net assets (6)                           1.20%            1.20%           1.20%
Ratio of expenses to average net assets
  prior to expense limitation and
  expenses paid indirectly                                            1.22%            1.70%           1.66%
Ratio of net investment income (loss) to average
  net assets (5)                                                      0.29%            3.17%          (0.18%)
Ratio of net investment income (loss) to average
  net assets prior to expense limitation and
  expenses paid indirectly (5)                                        0.27%            2.67%          (0.66%)
Portfolio turnover                                                     201%             326%            235%

--------------------------------------------------------------------------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(3) The average shares outstanding method has been applied for per share information.
(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value. Total investment return reflects a voluntary waiver and payment of fees by the manager.
(5) During the fiscal year ended October 31, 2000, The Select Equity Portfolio received a non-cash dividend of approximately $0.28 per share as a result of a corporate action of an investment held by the Portfolio. This is highly unusual and not likely to be repeated. Absent this dividend, the ratio of net investment income to average net assets and ratio of net investment income to average net assets prior to expense limitation and expenses paid indirectly would have been 0.00% and (0.49%), respectively.
(6) Ratio for the period ended April 30, 2001 including fees paid indirectly in accordance with Securities and Exchange Commission rules was 1.21%.

See accompanying notes

                              2001 Semiannual Report o Delaware Pooled Trust  95

Delaware Pooled Trust
Financial Highlights
Selected data for each share of the Portfolio outstanding throughout each period were as follows:

The Small-Cap Value Equity Portfolio

                                                      Six Months
                                                        Ended           Year        3/29/99 (2)
                                                     4/30/01 (1)        Ended           to
                                                     (Unaudited)      10/31/00       10/31/99
-----------------------------------------------------------------------------------------------
Net asset value, beginning of period                    $9.230         $8.650         $8.500

Income from investment operations:
Net investment income (3)                                0.048          0.106          0.063
Net realized and unrealized gain
  on investments                                         1.351          0.779          0.087
                                                       ----------------------------------------
Total from investment operations                         1.399          0.885          0.150
                                                       ----------------------------------------

Less dividends and distributions:
Dividends from net investment income                    (0.099)        (0.085)            --
Distributions from net realized gain
  on investments                                            --         (0.220)            --
                                                       ----------------------------------------
Total dividends and distributions                       (0.099)        (0.305)            --
                                                       ----------------------------------------

Net asset value, end of period                         $10.530         $9.230         $8.650
                                                       ========================================

Total return (4)                                        15.30%         10.72%          1.77%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                 $2,599         $2,254         $2,035
Ratio of expenses to average net assets (5)              0.89%          0.89%          0.89%
Ratio of expenses to average net assets
  prior to expense limitation and
  expenses paid indirectly                               0.91%          1.24%          1.24%
Ratio of net investment income to average
  net assets                                             0.99%          1.23%          1.16%
Ratio of net investment income to average
  net assets prior to expense limitation and
  expenses paid indirectly                               0.97%          0.88%          0.80%
Portfolio turnover                                         66%            90%            37%

--------------------------------------------------------------------------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(3) The average shares outstanding method has been applied for per share information for the year ended October 31, 2000 and the period ended April 30, 2001.
(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value. Total investment return reflects a voluntary waiver and payment of fees by the manager.
(5) Ratio for the period ended April 30, 2001 including fees paid indirectly in accordance with Securities and Exchange Commission rules was 0.90%.

See accompanying notes

96  Delaware Pooled Trust o 2001 Semiannual Report

Delaware Pooled Trust
Financial Highlights
Selected data for each share of the Portfolio outstanding throughout each period were as follows:

The All-Cap Growth Equity Portfolio

                                                         Six Months
                                                           Ended         3/31/00 (2)
                                                        4/30/01 (1)          to
                                                        (Unaudited)       10/31/00
------------------------------------------------------------------------------------
Net asset value, beginning of period                      $8.770           $8.500

Income (loss) from investment operations:
Net investment loss (3)                                   (0.009)          (0.005)
Net realized and unrealized gain (loss)
  on investments                                          (2.911)           0.275
                                                         ---------------------------
Total from investment operations                          (2.920)           0.270
                                                         ---------------------------

Less dividends and distributions:
Dividends from net investment income                          --               --
Distributions from net realized gain
  on investments                                              --               --
                                                         ---------------------------
Total dividends and distributions                             --               --
                                                         ---------------------------

Net asset value, end of period                            $5.850           $8.770
                                                         ===========================

Total return (4)                                         (33.30%)           3.18%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                   $9,533          $13,139
Ratio of expenses to average net assets (5)                0.89%            0.89%
Ratio of expenses to average net assets
  prior to expense limitation and
  expenses paid indirectly                                 0.99%            1.10%
Ratio of net investment loss to average
  net assets                                              (0.27%)          (0.09%)
Ratio of net investment loss to average
  net assets prior to expense limitation and
  expenses paid indirectly                                (0.37%)          (0.30%)
Portfolio turnover                                          172%             138%

--------------------------------------------------------------------------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(3) The average shares outstanding method has been applied for per share information.
(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value. Total investment return reflects a voluntary waiver and payment of fees by the manager.
(5) Ratio for the period ended April 30, 2001 including fees paid indirectly in accordance with Securities and Exchange Commission rules was 0.90%.

See accompanying notes

                              2001 Semiannual Report o Delaware Pooled Trust  97

Delaware Pooled Trust
Financial Highlights
Selected data for each share of the Portfolio outstanding throughout each period were as follows:

The Large-Cap Growth Equity Portfolio

                                                       Six Months
                                                         Ended         10/31/00 (2)
                                                      4/30/01 (1)           to
                                                      (Unaudited)       10/31/00
-----------------------------------------------------------------------------------
Net asset value, beginning of period                    $8.500           $8.500

Income (loss) from investment operations:
Net investment income (3)                                0.029               --
Net realized and unrealized loss
  on investments                                        (1.873)              --
                                                      -----------------------------
Total from investment operations                        (1.844)              --
                                                      -----------------------------

Less dividends and distributions:
Dividends from net investment income                    (0.016)              --
Distributions from net realized gain
  on investments                                            --               --
                                                      -----------------------------
Total dividends and distributions                       (0.016)              --
                                                      -----------------------------

Net asset value, end of period                          $6.640           $8.500
                                                      =============================

Total return (4)                                       (21.72%)              (5)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                 $1,566           $2,000
Ratio of expenses to average net assets (6)              0.80%               (5)
Ratio of expenses to average net assets
  prior to expense limitation and
  expenses paid indirectly                               1.20%               (5)
Ratio of net investment income to average
  net assets                                             0.83%               (5)
Ratio of net investment income to average
  net assets prior to expense limitation and
  expenses paid indirectly                               0.43%               (5)
Portfolio turnover                                          1%               (5)

--------------------------------------------------------------------------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Date of commencement of operations.
(3) The average shares outstanding method has been applied for per share information.
(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value. Total investment return reflects a voluntary waiver and payment of fees by the manager.
(5) The ratios of expenses and net investment income to average net assets, portfolio turnover and total return have been omitted as management believes that such ratios and total return for this relatively short period are not meaningful.
(6) Ratio for the period ended April 30, 2001 including fees paid indirectly in accordance with Securities and Exchange Commission rules was 0.81%.

See accompanying notes

98  Delaware Pooled Trust o 2001 Semiannual Report

Delaware Pooled Trust
Financial Highlights
Selected data for each share of the Portfolio outstanding throughout each period were as follows:

The Mid-Cap Growth Equity Portfolio

                                              Six Months
                                                Ended         Year        Year       Year        Year         Year
                                             4/30/01 (1)     Ended       Ended      Ended       Ended        Ended
                                             (Unaudited)   10/31/99    10/31/99   10/31/98    10/31/97     10/31/96
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period           $12.390      $8.740      $7.460     $13.680     $14.570      $12.860

Income (loss) from investment operations:
Net investment income (loss) (2)                (0.002)     (0.061)     (0.026)      0.011      (0.117)      (0.019)
Net realized and unrealized gain (loss)
  on investments                                (2.709)      4.523       3.076       0.009       1.607        2.392
                                               ---------------------------------------------------------------------
Total from investment operations                (2.711)      4.462       3.050       0.020       1.490        2.373
                                               ---------------------------------------------------------------------

Less dividends and distributions:
Dividends from net investment income                --          --      (0.010)         --          --       (0.043)
Distributions from net realized gain
  on investments                                (6.429)     (0.812)     (1.760)     (6.240)     (2.380)      (0.620)
                                               ---------------------------------------------------------------------
Total dividends and distributions               (6.429)     (0.812)     (1.770)     (6.240)     (2.380)      (0.663)
                                               ---------------------------------------------------------------------

Net asset value, end of period                  $3.250     $12.390      $8.740      $7.460     $13.680      $14.570
                                               =====================================================================

Total return (3)                                (31.30%)     53.86%      48.72%       1.47%      11.84%       19.19%

Ratios and supplemental data:
Net assets, end of period (000 omitted)         $4,419      $6,506      $6,949      $4,879     $10,317      $28,526
Ratio of expenses to average net assets (4)       0.94%       0.92%       0.93%       0.59%       0.93%        0.90%
Ratio of expenses to average net assets
  prior to expense limitation and
  expenses paid indirectly                        1.21%       1.04%       1.04%       1.71%       1.40%        1.01%
Ratio of net investment income (loss) to
  average net assets                             (0.09%)     (0.52%)     (0.34%)      0.13%      (0.29%)      (0.18%)
Ratio of net investment loss to average
  net assets prior to expense limitation and
  expenses paid indirectly                       (0.36%)     (0.64%)     (0.46%)     (0.99%)     (0.76%)      (0.29%)
Portfolio turnover                                 140%        137%        129%        154%        117%          95%

--------------------------------------------------------------------------------
(1) Ratios have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information for the years ended October 31, 1999 and 2000 and the period ended April 30, 2001.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value. Total investment return reflects a voluntary waiver and payment of fees by the manager.
(4) Ratio for the period ended April 30, 2001 including fees paid indirectly in accordance with Securities and Exchange Commission rules was 0.95%.

See accompanying notes

                               2001 Semiannual Report o Delaware Pooled Trust 99

Delaware Pooled Trust
Financial Highlights
Selected data for each share of the Portfolio outstanding throughout each period were as follows:
The Small-Cap Growth Equity Portfolio

                                                            Six Months
                                                              Ended           Year           Year        9/15/98 (2)
                                                           4/30/01 (1)        Ended         Ended            to
                                                           (Unaudited)      10/31/00       10/31/99       10/31/98
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $18.950        $14.190         $9.400         $8.500

Income (loss) from investment operations:
Net investment income (loss) (3)                              (0.014)        (0.028)         0.004          0.019
Net realized and unrealized gain
  on investments                                              (5.866)         6.358          4.811          0.881
                                                             -----------------------------------------------------
Total from investment operations                              (5.880)         6.330          4.815          0.900
                                                             -----------------------------------------------------

Less dividends and distributions:
Dividends from net investment income                              --             --         (0.025)            --
Distributions from net realized gain
  on investments                                                  --         (1.570)            --             --
                                                             -----------------------------------------------------
Total dividends and distributions                                 --         (1.570)        (0.025)            --
                                                             -----------------------------------------------------

Net asset value, end of period                               $13.070        $18.950        $14.190         $9.400
                                                             =====================================================

Total return (4)                                             (31.03%)        47.57%         51.31%         10.59%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                      $33,360        $37,645         $6,181         $3,318
Ratio of expenses to average net assets(5)                     0.89%          0.85%          0.89%          0.89%
Ratio of expenses to average net assets
  prior to expense limitation and
  expenses paid indirectly                                     0.96%          0.87%          1.19%          1.78%
Ratio of net investment income (loss) to average
  net assets                                                  (0.20%)        (0.15%)         0.03%          1.72%
Ratio of net investment income (loss) to average
  net assets prior to expense limitation and
  expenses paid indirectly                                    (0.27%)        (0.17%)        (0.28%)         0.83%
Portfolio turnover                                               46%            70%            92%            98%

--------------------------------------------------------------------------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(3) The average shares outstanding method has been applied for per share information for the year ended October 31, 2000 and the period ended April 30, 2001.
(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value. Total investment return reflects a voluntary waiver and payment of fees by the manager.
(5) Ratio for the period ended April 30, 2001 including fees paid indirectly in accordance with Securities and Exchange Commission rules was 0.90%.

See accompanying notes

100 Delaware Pooled Trust o 2001 Semiannual Report

Delaware Pooled Trust
Financial Highlights
Selected data for each share of the Portfolio outstanding throughout each period were as follows:

The Real Estate Investment Trust Portfolio II

                                                   Six Months
                                                     Ended           Year         Year        11/4/97 (2)
                                                  4/30/01 (1)        Ended        Ended           to
                                                  (Unaudited)      10/31/00     10/31/99       10/31/98
---------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                $15.680         $13.190     $14.230        $16.340

Income (loss) from investment operations:
Net investment income (3)                             0.321           0.592       0.687          0.749
Net realized and unrealized gain (loss)
  on investments                                      1.090           2.606      (0.957)        (2.739)
                                                  -------------------------------------------------------
Total from investment operations                      1.411           3.198      (0.270)        (1.990)
                                                  -------------------------------------------------------

Less dividends and distributions:
Dividends from net investment income                 (0.591)         (0.708)     (0.770)        (0.120)
Distributions from net realized gain
  on investments                                         --              --          --             --
                                                  -------------------------------------------------------
Total dividends and distributions                    (0.591)         (0.708)     (0.770)        (0.120)
                                                  -------------------------------------------------------

Net asset value, end of period                      $16.500         $15.680     $13.190        $14.230
                                                  =======================================================

Total return (4)                                      9.09%          25.78%      (2.08%)       (12.27%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)              $5,879          $2,161      $4,452         $5,763
Ratio of expenses to average net assets(5)            0.84%           0.86%       0.86%          0.86%
Ratio of expenses to average net assets
  prior to expense limitation and
  expenses paid indirectly                            0.84%           1.45%       1.48%          1.43%
Ratio of net investment income to average
  net assets                                          4.00%           4.27%       4.52%          5.34%
Ratio of net investment income to average
  net assets prior to expense limitation and
  expenses paid indirectly                            4.00%           3.68%       3.90%          4.77%
Portfolio turnover                                      42%             32%         39%            54%

--------------------------------------------------------------------------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(3) The average shares outstanding method has been applied for per share information for the year ended October 31, 2000 and the period ended April 30, 2001.
(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value. Total investment return for the periods ended October 31, 1998, 1999 and 2000 reflects a voluntary waiver and payment of fees by the manager.
(5) Ratio for the period ended April 30, 2001 including fees paid indirectly in accordance with Securities and Exchange Commission rules was 0.85%.

See accompanying notes

                              2001 Semiannual Report o Delaware Pooled Trust 101

Delaware Pooled Trust
Financial Highlights
Selected data for each share of the Portfolio outstanding throughout each period were as follows:

The Intermediate Fixed Income Portfolio

                                                 Six Months
                                                   Ended           Year          Year          Year          Year        3/12/96 (2)
                                                4/30/01 (1)        Ended        Ended         Ended         Ended            to
                                                (Unaudited)      10/31/00      10/31/99      10/31/98      10/31/97       10/31/96
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $9.570          $9.540       $10.180       $10.090       $10.010        $10.000

Income (loss) from investment operations:
Net investment income                              0.296           0.613         0.604         0.593         0.605          0.386
Net realized and unrealized gain (loss)
  on investments                                   0.340           0.030        (0.480)        0.100         0.080          0.010
                                                ------------------------------------------------------------------------------------
Total from investment operations                   0.636           0.643         0.124         0.693         0.685          0.396
                                                ------------------------------------------------------------------------------------

Less dividends and distributions:
Dividends from net investment income              (0.296)         (0.613)       (0.604)       (0.593)       (0.605)        (0.386)
Distributions from net realized gain
  on investments                                      --              --        (0.160)       (0.010)           --             --
                                                ------------------------------------------------------------------------------------
Total dividends and distributions                 (0.296)         (0.613)       (0.764)       (0.603)       (0.605)        (0.386)
                                                ------------------------------------------------------------------------------------

Net asset value, end of period                    $9.910          $9.570        $9.540       $10.180       $10.090        $10.010
                                                ====================================================================================

Total return (3)                                   6.70%           7.01%         1.26%         7.06%         7.09%          4.08%

Ratios and supplemental data:
Net assets, end of period (000 omitted)           $6,321          $7,995       $17,170       $30,211       $30,366        $10,518
Ratio of expenses to average net assets (4)        0.53%           0.53%         0.54%         0.53%         0.53%          0.53%
Ratio of expenses to average net assets
  prior to expense limitation and
  expenses paid indirectly                         0.58%           0.59%         0.77%         1.01%         0.84%          1.20%
Ratio of net investment income to average
  net assets                                       6.15%           6.46%         6.10%         5.86%         6.05%          6.14%
Ratio of net investment income to average
  net assets prior to expense limitation and
  expenses paid indirectly                         6.10%           6.40%         5.86%         5.38%         5.74%          5.47%
Portfolio turnover                                  222%            125%          148%          181%          205%           232%

--------------------------------------------------------------------------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value. Total investment return reflects a voluntary waiver and payment of fees by the manager.
(4) Ratio for the period ended April 30, 2001 including fees paid indirectly in accordance with Securities and Exchange Commission rules was 0.54%.

See accompanying notes

102 Delaware Pooled Trust o 2001 Semiannual Report

Delaware Pooled Trust
Financial Highlights
Selected data for each share of the Portfolio outstanding throughout each period were as follows:

The Aggregate Fixed Income Portfolio

                                                  Six Months
                                                     Ended           Year          Year        12/29/97 (2)
                                                  4/30/01 (1)       Ended         Ended             to
                                                  (Unaudited)      10/31/00      10/31/99        10/31/98
-----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                $8.870          $8.820        $9.130          $8.500

Income (loss) from investment operations:
Net investment income (3)                            0.267           0.545         0.485           0.415
Net realized and unrealized gain (loss)
  on investments                                     0.328          (0.053)       (0.565)          0.215
                                                  ---------------------------------------------------------
Total from investment operations                     0.595           0.492        (0.080)          0.630
                                                  ---------------------------------------------------------

Less dividends and distributions:
Dividends from net investment income                (0.565)         (0.442)       (0.190)             --
Distributions from net realized gain
  on investments                                        --              --        (0.040)             --
                                                  ---------------------------------------------------------
Total dividends and distributions                   (0.565)         (0.442)       (0.230)             --
                                                  ---------------------------------------------------------

Net asset value, end of period                      $8.900          $8.870        $8.820          $9.130
                                                  =========================================================

Total return (4)                                     6.90%           5.88%        (0.94%)          7.41%

Ratios and supplemental data:
Net assets, end of period (000 omitted)             $7,791          $7,275        $7,467          $2,149
Ratio of expenses to average net assets (5)          0.51%           0.51%         0.59%           0.53%
Ratio of expenses to average net assets
  prior to expense limitation and
  expenses paid indirectly                           0.66%           0.52%         0.67%           2.07%
Ratio of net investment income to average
  net assets                                         6.07%           6.34%         5.48%           5.62%
Ratio of net investment income to average
  net assets prior to expense limitation and
  expenses paid indirectly                           5.92%           6.33%         5.33%           4.08%
Portfolio turnover                                    277%            165%          275%            438%

--------------------------------------------------------------------------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(3) The average shares outstanding method has been applied for per share information for the years ended October 31, 1999 and 2000 and the period ended April 30, 2001.
(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value. Total investment return reflects a voluntary waiver and payment of fees by the manager.
(5) Ratio for the period ended April 30, 2001 including fees paid indirectly in accordance with Securities and Exchange Commission rules was 0.52%.

See accompanying notes

                              2001 Semiannual Report o Delaware Pooled Trust 103

Delaware Pooled Trust
Financial Highlights
Selected data for each share of the Portfolio outstanding throughout each period were as follows:

The High-Yield Bond Portfolio

                                                   Six Months
                                                     Ended           Year          Year          Year        12/2/96 (2)
                                                  4/30/01 (1)        Ended        Ended         Ended            to
                                                  (Unaudited)      10/31/00      10/31/99      10/31/98       10/31/97
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                 $8.120         $8.830       $10.070       $11.180        $10.000

Income (loss) from investment operations:
Net investment income (3)                             0.385          0.868         1.080         0.993          0.788
Net realized and unrealized gain (loss)
  on investments                                     (0.683)        (0.488)       (1.140)       (0.925)         0.957
                                                  ----------------------------------------------------------------------
Total from investment operations                     (0.298)         0.380        (0.060)        0.068          1.745
                                                  ----------------------------------------------------------------------

Less dividends and distributions:
Dividends from net investment income                 (0.792)        (1.090)       (1.000)       (0.890)        (0.565)
Distributions from net realized gain
  on investments                                         --             --        (0.180)       (0.288)            --
                                                  ----------------------------------------------------------------------
Total dividends and distributions                    (0.792)        (1.090)       (1.180)       (1.178)        (0.565)
                                                  ----------------------------------------------------------------------

Net asset value, end of period                       $7.030         $8.120        $8.830       $10.070        $11.180
                                                  ======================================================================

Total return (4)                                     (4.03%)         4.02%        (1.05%)        0.30%         17.92%

Ratios and supplemental data:
Net assets, end of period (000 omitted)              $3,623         $1,888        $9,720       $20,706        $11,348
Ratio of expenses to average net assets (5)           0.54%          0.59%         0.59%         0.59%          0.59%
Ratio of expenses to average net assets
  prior to expense limitation and
  expenses paid indirectly                            0.76%          1.08%         0.78%         0.75%          0.79%
Ratio of net investment income to average
  net assets                                         10.12%          9.97%         9.25%         9.53%          9.05%
Ratio of net investment income to average
  net assets prior to expense limitation and
  expenses paid indirectly                            9.90%          9.48%         9.06%         9.37%          8.85%
Portfolio turnover                                     445%           140%          455%          211%           281%


--------------------------------------------------------------------------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(3) The average shares outstanding method has been applied for per share information for the year ended October 31, 2000 and the period ended April 30, 2001.
(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value. Total investment return reflects a voluntary waiver and payment of fees by the manager.
(5) Ratio for the period ended April 30, 2001 including fees paid indirectly in accordance with Securities and Exchange Commission rules was 0.56%.

See accompanying notes

104 Delaware Pooled Trust o 2001 Semiannual Report

Delaware Pooled Trust
Financial Highlights
Selected data for each share of the Portfolio outstanding throughout each period were as follows:

The Diversified Core Fixed Income Portfolio

                                                   Six Months
                                                     Ended           Year          Year        12/29/97 (2)
                                                  4/30/01 (1)        Ended         Ended            to
                                                  (Unaudited)      10/31/00      10/31/99       10/31/98
-----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                $8.600          $8.550        $9.110         $8.500

Income (loss) from investment operations:
Net investment income (3)                            0.267           0.528         0.560          0.533
Net realized and unrealized gain (loss)
  on investments and foreign currencies              0.389           0.077        (0.130)         0.077
                                                  ---------------------------------------------------------
Total from investment operations                     0.656           0.605         0.430          0.610
                                                  ---------------------------------------------------------

Less dividends and distributions:
Dividends from net investment income                (0.361)         (0.555)       (0.650)            --
Distributions from net realized gain
  on investments                                    (0.025)             --        (0.340)            --
                                                  ---------------------------------------------------------
Total dividends and distributions                   (0.386)         (0.555)       (0.990)            --
                                                  ---------------------------------------------------------

Net asset value, end of period                      $8.870          $8.600        $8.550         $9.110
                                                  =========================================================

Total return (4)                                     7.85%           7.59%         4.98%          7.18%

Ratios and supplemental data:
Net assets, end of period (000 omitted)             $8,235          $7,724        $3,377         $3,216
Ratio of expenses to average net assets (5)          0.53%           0.54%         0.57%          0.57%
Ratio of expenses to average net assets
  prior to expense limitation and
  expenses paid indirectly                           0.57%           0.61%         0.84%          1.74%
Ratio of net investment income to average
  net assets                                         6.11%           6.35%         6.56%          7.12%
Ratio of net investment income to average
  net assets prior to expense limitation and
  expenses paid indirectly                           6.07%           6.28%         6.29%          5.95%
Portfolio turnover                                    239%            143%          216%           312%

--------------------------------------------------------------------------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(3) The average shares outstanding method has been applied for per share information.
(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value. Total investment return reflects a voluntary waiver and payment of fees by the manager.
(5) Ratio for the period ended April 30, 2001 including fees paid indirectly in accordance with Securities and Exchange Commission rule was 0.54%.

See accompanying notes

                              2001 Semiannual Report o Delaware Pooled Trust 105

Delaware Pooled Trust
Financial Highlights
Selected data for each share of the Portfolio outstanding throughout each period were as follows:

The Global Equity Portfolio

                                                   Six Months
                                                      Ended           Year          Year          Year        10/15/97 (2)
                                                   4/30/01 (1)       Ended         Ended         Ended            to
                                                  (Unaudited)       10/31/00      10/31/99      10/31/98       10/31/97
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                 $8.560          $9.020        $8.720        $8.120         $8.500

Income (loss) from investment operations:
Net investment income (3)                             0.093           0.147         0.167         0.184          0.009
Net realized and unrealized gain (loss)
  on investments and foreign currencies               0.159          (0.199)        0.433         0.486         (0.389)
                                                  ------------------------------------------------------------------------
Total from investment operations                      0.252          (0.052)        0.600         0.670         (0.380)
                                                  ------------------------------------------------------------------------

Less dividends and distributions:
Dividends from net investment income                 (0.188)         (0.194)       (0.190)       (0.070)            --
Distributions from net realized gain
  on investments                                     (0.054)         (0.214)       (0.110)           --             --
                                                  ------------------------------------------------------------------------
Total dividends and distributions                    (0.242)         (0.408)       (0.300)       (0.070)            --
                                                  ------------------------------------------------------------------------

Net asset value, end of period                       $8.570          $8.560        $9.020        $8.720         $8.120
                                                  ========================================================================

Total return (4)                                      2.99%          (0.81%)        7.11%         8.31%         (4.47%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)              $3,384          $3,287        $3,309        $3,093         $2,855
Ratio of expenses to average net assets               0.96%           0.96%         0.96%         0.96%          0.96%
Ratio of expenses to average net assets
  prior to expense limitation and
  expenses paid indirectly                            1.06%           1.30%         1.89%         2.31%          2.95%
Ratio of net investment income to average
  net assets                                          2.19%           1.69%         1.82%         2.10%          2.54%
Ratio of net investment income to average
  net assets prior to expense limitation and
  expenses paid indirectly                            2.09%           1.35%         0.89%         0.75%          0.55%
Portfolio turnover                                      17%             34%           31%           47%             0%

--------------------------------------------------------------------------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(3) The average shares outstanding method has been applied for per share information for the years ended October 31, 1998, 1999 and 2000 and the period ended April 30, 2001.
(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value. Total investment return reflects a voluntary waiver and payment of fees by the manager. The Portfolio also charges a 0.40% purchase reimbursement fee and a 0.30% redemption reimbursement fee and these fees are not reflected in the returns shown above. The Portfolio's returns would have been lower had these fees been deducted.

See accompanying notes

106 Delaware Pooled Trust o 2001 Semiannual Report

Delaware Pooled Trust
Financial Highlights
Selected data for each share of the Portfolio outstanding throughout each period were as follows:

The International Equity Portfolio

                                              Six Months
                                                Ended            Year          Year          Year          Year          Year
                                             4/30/01 (1)         Ended         Ended        Ended         Ended          Ended
                                             (Unaudited)       10/31/00      10/31/99      10/31/98      10/31/97      10/31/96
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period           $17.640         $17.410       $15.870       $15.860       $14.780        $13.120

Income from investment operations:
Net investment income (2)                        0.129           0.379         0.329         0.400         0.329          0.506
Net realized and unrealized gain
  on investments and foreign currencies          0.548           0.216         1.596         0.370         1.271          1.794
                                             -----------------------------------------------------------------------------------
Total from investment operations                 0.677           0.595         1.925         0.770         1.600          2.300
                                             -----------------------------------------------------------------------------------

Less dividends and distributions:
Dividends from net investment income            (0.539)         (0.235)       (0.385)       (0.610)       (0.520)        (0.490)
Distributions from net realized gain
  on investments                                (3.358)         (0.130)           --        (0.150)           --         (0.150)
                                             -----------------------------------------------------------------------------------
Total dividends and distributions               (3.897)         (0.365)       (0.385)       (0.760)       (0.520)        (0.640)
                                             -----------------------------------------------------------------------------------

Net asset value, end of period                 $14.420         $17.640       $17.410       $15.870       $15.860        $14.780
                                             ===================================================================================

Total return (3)                                 3.96%           3.35%        12.31%         4.96%        11.01%         18.12%

Ratios and supplemental data:
Net assets, end of period (000 omitted)       $543,506        $545,667      $820,644      $616,229      $500,196       $299,950
Ratio of expenses to average net assets          0.92%           0.90%         0.89%         0.91%         0.93%          0.89%
Ratio of net investment income to
  average net assets                             1.72%           2.11%         1.91%         2.50%         2.21%          4.36%
Portfolio turnover                                  5%             19%            6%            5%            8%             8%

--------------------------------------------------------------------------------
(1) Ratios have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information for the years ended October 31, 1998, 1999 and 2000 and the period ended April 30, 2001.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

See accompanying notes

                              2001 Semiannual Report o Delaware Pooled Trust 107

Delaware Pooled Trust
Financial Highlights
Selected data for each share of the Portfolio outstanding throughout each period were as follows:

The Labor Select International Equity Portfolio


                                                Six Months
                                                  Ended            Year         Year         Year          Year     12/19/95 (2)
                                               4/30/01 (1)        Ended         Ended        Ended         Ended         to
                                               (Unaudited)      10/31/00      10/31/99     10/31/98      10/31/97     10/31/96
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period             $13.920         $14.330       $13.320      $12.990       $11.690      $10.000

Income from investment operations:
Net investment income (3)                          0.152           0.277         0.305        0.334         0.474        0.479
Net realized and unrealized gain
  on investments and foreign currencies            0.511           0.175         1.057        0.444         1.346        1.311
                                                --------------------------------------------------------------------------------
Total from investment operations                   0.663           0.452         1.362        0.778         1.820        1.790
                                                --------------------------------------------------------------------------------

Less dividends and distributions:
Dividends from net investment income              (0.262)         (0.392)       (0.312)      (0.448)       (0.520)      (0.100)
Distributions from net realized gain
  on investments                                  (1.591)         (0.470)       (0.040)          --            --           --
                                                --------------------------------------------------------------------------------
Total dividends and distributions                 (1.853)         (0.862)       (0.352)      (0.448)       (0.520)      (0.100)
                                                --------------------------------------------------------------------------------

Net asset value, end of period                   $12.730         $13.920       $14.330      $13.320       $12.990      $11.690
                                                ================================================================================

Total return (4)                                   4.97%           3.07%        10.34%        6.18%        16.01%       17.97%

Ratios and supplemental data:
Net assets, end of period (000 omitted)          $88,303         $89,814      $113,265     $103,350       $50,896      $23,154
Ratio of expenses to average net assets            0.96%           0.95%         0.83%        0.88%         0.89%        0.92%
Ratio of expenses to average net assets
  prior to expense limitation and
  expenses paid indirectly                         0.99%           0.96%         0.83%        0.93%         1.06%        1.30%
Ratio of net investment income to average
  net assets                                       2.34%           1.96%         2.13%        2.46%         2.37%        6.64%
Ratio of net investment income to
  average net assets prior to
  expense limitation and
  expenses paid indirectly                         2.31%           1.95%         2.13%        2.41%         2.20%        6.26%
Portfolio turnover                                    9%             20%           12%           2%           11%           7%

--------------------------------------------------------------------------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(3) The average shares outstanding method has been applied for per share information for the years ended October 31, 1998, 1999 and 2000 and the period ended April 30, 2001.
(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value. Total investment return reflects a voluntary waiver and payment of fees by the manager.

See accompanying notes

108 Delaware Pooled Trust o 2001 Semiannual Report

Delaware Pooled Trust
Financial Highlights
Selected data for each share of the Portfolio outstanding throughout each period were as follows:

The International Large-Cap Equity Portfolio
                                                   Six Months
                                                     Ended          12/14/99 (2)
                                                  4/30/01 (1)            to
                                                  (Unaudited)        10/31/00
--------------------------------------------------------------------------------
Net asset value, beginning of period                $8.170            $8.500

Income (loss) from investment operations:
Net investment income (3)                            0.071             0.119
Net realized and unrealized gain (loss)
  on investments and foreign currencies              0.050            (0.439)
                                                  ------------------------------
Total from investment operations                     0.121            (0.320)
                                                  ------------------------------

Less dividends and distributions:
Dividends from net investment income                (0.061)           (0.010)
Distributions from net realized gain
  on investments                                    (0.080)               --
                                                  ------------------------------
Total dividends and distributions                   (0.141)           (0.010)
                                                  ------------------------------

Net asset value, end of period                      $8.150            $8.170
                                                  ==============================

Total return (4)                                     1.46%            (3.78%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)             $2,928            $2,886
Ratio of expenses to average net assets              0.96%             0.96%
Ratio of expenses to average net assets
  prior to expense limitation and
  expenses paid indirectly                           0.99%             1.38%
Ratio of net investment income to average
  net assets                                         1.73%             1.62%
Ratio of net investment income to average
  net assets prior to expense limitation and
  expenses paid indirectly                           1.70%             1.20%
Portfolio turnover                                      3%                6%

--------------------------------------------------------------------------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(3) The average shares outstanding method has been applied for per share information.
(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value. Total investment return reflects a voluntary waiver and payment of fees by the manager. The Portfolio also charges a 0.45% purchase reimbursement fee and a 0.35% redemption reimbursement fee and these fees are not reflected in the returns shown above. The Portfolio's returns would have been lower had these fees been deducted.

See accompanying notes

                              2001 Semiannual Report o Delaware Pooled Trust 109

Delaware Pooled Trust
Financial Highlights
Selected data for each share of the Portfolio outstanding throughout each period were as follows:

The International Small-Cap Portfolio

                                                  Six Months
                                                     Ended           Year       7/20/99 (2)
                                                  4/30/01 (1)        Ended           to
                                                  (Unaudited)      10/31/00       10/31/99
--------------------------------------------------------------------------------------------
Net asset value, beginning of period                $8.260          $8.650         $8.500

Income (loss) from investment operations:
Net investment income (3)                            0.049           0.214          0.039
Net realized and unrealized gain (loss)
  on investments and foreign currencies              0.450          (0.478)         0.111
                                                  ------------------------------------------
Total from investment operations                     0.499          (0.264)         0.150
                                                  ------------------------------------------

Less dividends and distributions:
Dividends from net investment income                (0.215)         (0.030)            --
Distributions from net realized gain
  on investments                                    (0.604)         (0.096)            --
                                                  ------------------------------------------
Total dividends and distributions                   (0.819)         (0.126)            --
                                                  ------------------------------------------

Net asset value, end of period                      $7.940          $8.260         $8.650
                                                  ==========================================

Total return (4)                                     6.28%          (2.96%)         1.77%

Ratios and supplemental data:
Net assets, end of period (000 omitted)             $3,147          $2,961         $3,053
Ratio of expenses to average net assets              1.20%           1.20%          1.25%
Ratio of expenses to average net assets
  prior to expense limitation and
  expenses paid indirectly                           1.34%           1.36%          1.28%
Ratio of net investment income to average
  net assets                                         1.24%           2.58%          1.55%
Ratio of net investment income to average
  net assets prior to expense limitation and
  expenses paid indirectly                           1.10%           2.42%          1.45%
Portfolio turnover                                     25%             23%            15%

--------------------------------------------------------------------------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(3) The average shares outstanding method has been applied for per share information.
(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value. Total investment return reflects a voluntary waiver and payment of fees by the manager. The Portfolio also charges a 0.55% purchase reimbursement fee and a 0.45% redemption reimbursement fee and these fees are not reflected in the returns shown above. The Portfolio's returns would have been lower had these fees been deducted.

See accompanying notes

110 Delaware Pooled Trust o 2001 Semiannual Report

Delaware Pooled Trust
Financial Highlights
Selected data for each share of the Portfolio outstanding throughout each period were as follows:

The Emerging Markets Portfolio

                                                Six Months
                                                  Ended           Year          Year         Year       4/14/97 (2)
                                               4/30/01 (1)        Ended         Ended        Ended          to
                                               (Unaudited)      10/31/00      10/31/99     10/31/98      10/31/97
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period             $7.010          $7.280        $5.840       $9.200       $10.000

Income (loss) from investment operations:
Net investment income (3)                         0.081           0.160         0.138        0.153         0.028
Net realized and unrealized gain (loss)
  on investments and foreign currencies           0.313          (0.326)        1.432       (3.348)       (0.828)
                                               --------------------------------------------------------------------
Total from investment operations                  0.394          (0.166)        1.570       (3.195)       (0.800)
                                               --------------------------------------------------------------------

Less dividends and distributions:
Dividends from net investment income             (0.114)         (0.104)       (0.130)      (0.025)           --
Distributions from net realized gain
  on investments                                     --              --            --       (0.140)           --
                                               --------------------------------------------------------------------
Total dividends and distributions                (0.114)         (0.104)       (0.130)      (0.165)           --
                                               --------------------------------------------------------------------

Net asset value, end of period                   $7.290          $7.010        $7.280       $5.840        $9.200
                                               ====================================================================

Total return (4)                                  5.61%          (2.40%)       27.63%      (35.30%)       (8.00%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)        $126,989        $114,978       $42,794      $34,030       $18,565
Ratio of expenses to average net assets           1.26%           1.17%         1.31%        1.55%         1.55%
Ratio of expenses to average net assets
  prior to expense limitation and
  expenses paid indirectly                        1.26%           1.17%         1.35%        1.69%         2.02%
Ratio of net investment income to average
  net assets                                      2.30%           1.93%         2.13%        1.98%         0.74%
Ratio of net investment income to
  average net assets prior to
  expense limitation and
  expenses paid indirectly                        2.30%           1.93%         2.08%        1.84%         0.27%
Portfolio turnover                                  16%             20%           23%          39%           46%

--------------------------------------------------------------------------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(3) The average shares outstanding method has been applied for per share information for the years ended October 31, 1998, 1999 and 2000 and the period ended April 30, 2001.
(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value. Total investment return for the periods ended October 31, 1997, 1998 and 1999 reflect a voluntary waiver and payment of fees by the manager. The Portfolio also charges a 0.75% purchase reimbursement fee and a 0.75% redemption reimbursement fee and these fees are not reflected in the returns shown above. The Portfolio's returns would have been lower had these fees been deducted.

See accompanying notes

                              2001 Semiannual Report o Delaware Pooled Trust 111

Delaware Pooled Trust
Financial Highlights
Selected data for each share of the Portfolio outstanding throughout each period were as follows:

The Global Fixed Income Portfolio

                                                   Six Months
                                                      Ended          Year         Year         Year          Year        Year
                                                  4/30/01 (1)        Ended       Ended        Ended         Ended       Ended
                                                  (Unaudited)      10/31/00     10/31/99     10/31/98      10/31/97    10/31/96
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                 $8.950        $10.260      $11.060      $11.220       $11.620     $11.040

Income (loss) from investment operations:
Net investment income (2)                             0.246          0.548        0.606        0.610         0.721       0.777
Net realized and unrealized gain (loss)
  on investments and foreign currencies               0.384         (1.498)      (0.851)       0.037        (0.116)      0.725
                                                  -----------------------------------------------------------------------------
Total from investment operations                      0.630         (0.950)      (0.245)       0.647         0.605       1.502
                                                  -----------------------------------------------------------------------------

Less dividends and distributions:
Dividends from net investment income                     --         (0.114)      (0.433)      (0.630)       (0.835)     (0.720)
In excess of net investment income                       --         (0.096)          --           --            --          --
Distributions from net realized gain
  on investments                                         --             --       (0.122)      (0.177)       (0.170)     (0.202)
Return of capital                                        --         (0.150)          --           --            --          --
                                                  -----------------------------------------------------------------------------
Total dividends and distributions                        --         (0.360)      (0.555)      (0.807)       (1.005)     (0.922)
                                                  -----------------------------------------------------------------------------

Net asset value, end of period                       $9.580         $8.950      $10.260      $11.060       $11.220     $11.620
                                                  =============================================================================

Total return (3)                                      7.04%         (9.51%)      (2.33%)       6.28%         5.59%       16.40%

Ratios and supplemental data:
Net assets, end of period (000 omitted)            $297,717       $389,290     $619,795     $660,741      $431,076    $252,068
Ratio of expenses to average net assets               0.60%          0.60%        0.60%        0.60%         0.60%       0.60%
Ratio of expenses to average net assets
prior to expense limitation and
  expenses paid indirectly                            0.71%          0.71%        0.62%        0.62%         0.65%       0.66%
Ratio of net investment income to average
  net assets                                          5.14%          5.71%        5.68%        5.71%         6.28%       8.52%
Ratio of net investment income to average
  net assets prior to expense limitation and
  expenses paid indirectly                            5.03%          5.60%        5.66%        5.69%         6.23%       8.46%
Portfolio turnover                                      13%            53%         101%         131%          114%         63%

--------------------------------------------------------------------------------
(1) Ratios have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information for the years ended October 31, 1998, 1999 and 2000 and the period ended April 30, 2001.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value. Total investment return reflects a voluntary waiver and payment of fees by the manager.

See accompanying notes

112 Delaware Pooled Trust o 2001 Semiannual Report

Delaware Pooled Trust
Financial Highlights
Selected data for each share of the Portfolio outstanding throughout each period were as follows:

The International Fixed Income Portfolio

                                                 Six Months
                                                   Ended           Year          Year         Year      4/11/97 (2)
                                                4/30/01 (1)       Ended         Ended        Ended          to
                                                (Unaudited)      10/31/00      10/31/99     10/31/98     10/31/97
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $8.110          $9.910       $10.750      $10.660      $10.000

Income (loss) from investment operations:
Net investment income (3)                          0.214           0.469         0.564        0.558        0.236
Net realized and unrealized gain (loss)
  on investments and foreign currencies            0.256          (1.752)       (0.877)       0.045        0.474
                                                --------------------------------------------------------------------
Total from investment operations                   0.470          (1.283)       (0.313)       0.603        0.710
                                                --------------------------------------------------------------------

Less dividends and distributions:
Dividends from net investment income                  --          (0.400)       (0.450)      (0.492)      (0.050)
In excess of net investment income                    --          (0.067)           --           --           --
Distributions from net realized gain
  on investments                                      --              --        (0.077)      (0.021)          --
Return of capital                                     --          (0.050)           --           --           --
                                                --------------------------------------------------------------------
Total dividends and distributions                     --          (0.517)       (0.527)      (0.513)      (0.050)
                                                --------------------------------------------------------------------

Net asset value, end of period                    $8.580          $8.110        $9.910       $10.750     $10.660
                                                ====================================================================

Total return (4)                                   5.80%         (13.54%)       (2.96%)       5.96%        7.11%

Ratios and supplemental data:
Net assets, end of period (000 omitted)          $36,584         $50,389       $89,351      $87,997      $33,734
Ratio of expenses to average net assets            0.60%           0.60%         0.60%        0.60%        0.60%
Ratio of expenses to average net assets
  prior to expense limitation and
  expenses paid indirectly                         0.75%           0.69%         0.64%        0.67%        0.86%
Ratio of net investment income to
  average net assets                               4.91%           5.26%         5.48%        5.47%        6.05%
Ratio of net investment income to average
  net assets prior to expense limitation and
  expenses paid indirectly                         4.76%           5.17%         5.44%        5.40%        5.79%
Portfolio turnover                                   72%             82%          127%         104%         145%

--------------------------------------------------------------------------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(3) The average shares outstanding method has been applied for per share information for the years ended October 31, 1998, 1999 and 2000 and the period ended April 30, 2001.
(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value. Total investment return reflects a voluntary waiver and payment of fees by the manager.

See accompanying notes

                              2001 Semiannual Report o Delaware Pooled Trust 113

Delaware Pooled Trust
Notes to Financial Statements
April 30, 2001
(Unaudited)

Delaware Pooled Trust (the "Trust") is organized as a Delaware business trust and offers 21 separate Portfolios. These financial statements and the related notes pertain to The Large-Cap Value Equity Portfolio, The Select Equity Portfolio, The Small-Cap Value Equity Portfolio, The All-Cap Growth Equity Portfolio, The Large-Cap Growth Equity Portfolio, The Mid-Cap Growth Equity Portfolio, The Small-Cap Growth Equity Portfolio, The Real Estate Investment Trust Portfolio, The Real Estate Investment Trust Portfolio II, The Intermediate Fixed Income Portfolio, The Aggregate Fixed Income Portfolio, The High-Yield Bond Portfolio, The Diversified Core Fixed Income Portfolio, The Global Equity Portfolio, The International Equity Portfolio, The Labor Select International Equity Portfolio, The International Large-Cap Equity Portfolio, The International Small-Cap Portfolio, The Emerging Markets Portfolio, The Global Fixed Income Portfolio and The International Fixed Income Portfolio (collectively, the "Portfolios" and individually a "Portfolio"). The Real Estate Investment Trust Portfolio is included in a separate report. The Asset Allocation Portfolio had not commenced operations as of April 30, 2001. The Trust is an open-end investment company. Each Portfolio is considered diversified under the Investment Company Act of 1940, as amended except for The Select Equity, The Real Estate Investment Trust, The Real Estate Investment Trust II, The Emerging Markets, The Global Fixed Income and The International Fixed Income Portfolios which are non-diversified. The Portfolios offer one Portfolio Class.

The investment objective of The Large-Cap Value Equity Portfolio is to seek maximum long-term total return, consistent with reasonable risk.

The investment objective of The Select Equity Portfolio is to seek maximum long-term capital appreciation.

The investment objective of The Small-Cap Value Equity Portfolio is to seek long-term capital appreciation.

The investment objective of The All-Cap Growth Equity Portfolio is to seek long-term capital appreciation.

The investment objective of The Large-Cap Growth Equity Portfolio is to seek long-term capital appreciation.

The investment objective of The Mid-Cap Growth Equity Portfolio is to seek maximum long- term capital growth.

The investment objective of The Small-Cap Growth Equity Portfolio is to seek long-term capital appreciation.

The investment objective of The Real Estate Investment Trust Portfolio II is to seek maximum long-term total return, with capital appreciation as a secondary objective. It seeks to achieve its objectives by investing in securities of companies primarily engaged in the real estate industry.

The investment objective of The Intermediate Fixed Income Portfolio is to seek maximum long-term total return, consistent with reasonable risk.

The investment objective of The Aggregate Fixed Income Portfolio is to seek maximum long-term total return, consistent with reasonable risk.

The investment objective of The High-Yield Bond Portfolio is to seek high total return.

The investment objective of The Diversified Core Fixed Income Portfolio is to seek maximum long-term total return, consistent with reasonable risk.

The investment objective of The Global Equity Portfolio is to seek long-term growth without undue risk to principal.

The investment objective of The International Equity Portfolio is to seek maximum long-term total return.

The investment objective of The Labor Select International Equity Portfolio is to seek maximum long-term total return.

The investment objective of The International Large-Cap Equity Portfolio is to seek maximum long-term total return.

The investment objective of The International Small-Cap Portfolio is to seek long-term capital appreciation.

The investment objective of The Emerging Markets Portfolio is to seek long-term capital appreciation.



114   Delaware Pooled Trust o 2001 Semiannual Report

The investment objective of The Global Fixed Income Portfolio is to seek current income consistent with the preservation of principal.

The investment objective of The International Fixed Income Portfolio is to seek current income consistent with the preservation of principal.

1. Significant Accounting Policies

The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Trust.

Security Valuation--All equity securities are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price before each Portfolio is valued. Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Portfolio's Board of Trustees.

Federal Income Taxes--Each Portfolio intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Repurchase Agreements--Each Portfolio may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by each Portfolio's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Foreign Currency Transactions--Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. It is not practical to isolate that portion of both realized and unrealized gains and losses on investments in equity securities that result from fluctuations in foreign currency exchange rates in the Statement of Operations. The Portfolios do isolate that portion of gains and losses on investments in debt securities, which are due to changes in the foreign exchange rates from that which are due to changes in market prices of debt securities. The Portfolios report certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, where such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates--The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other--Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Original issue discounts and market premiums are accreted to interest income over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Portfolio is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on


                              2001 Semiannual Report o Delaware Pooled Trust 115
foreign dividends have been provided for in accordance with each Portfolio's understanding of the applicable country's tax rules and rates.

In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the Guide). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000 and will require investment companies to amortize all premiums and discounts on fixed income securities. The Intermediate Fixed Income, Aggregate Fixed Income, High-Yield Bond, Diversified Core Fixed Income, Global Fixed Income, and International Fixed Income Portfolios do not amortize market discounts currently on fixed income securities, but recognize the discount at disposition in compliance with the Internal Revenue Code. Upon adoption, each Portfolio will be required to record a cumulative effect adjustment to reflect the amortization of such discounts and premiums. The adjustment will effectively be a reclassification between net investment income and net unrealized appreciation (depreciation) of securities and therefore will not impact total net assets or the net asset value per share of each Portfolio. Additionally, the above adjustment will have no impact on each Portfolio's distributions which are determined in accordance with federal income tax regulations.

The Intermediate Fixed Income Portfolio declares dividends daily from net investment income and pays such dividends monthly. The High-Yield Bond and The Global Fixed Income Portfolios declare and pay dividends from net investment income monthly. The Large-Cap Value Equity, The Labor Select International Equity and The International Fixed Income Portfolios declare and pay dividends from net investment income quarterly. The Select Equity, The Small-Cap Value Equity, The All-Cap Growth Equity, The Large-Cap Growth Equity, The Mid-Cap Growth Equity, The Small-Cap Growth Equity, The Real Estate Investment Trust II, The Aggregate Fixed Income, The Diversified Core Fixed Income, The Global Equity, The International Equity, The International Large-Cap Equity, The International Small-Cap and The Emerging Markets Portfolios declare and pay dividends from net investment income, if any, annually. All Portfolios declare and pay distributions from net realized gain on investments, if any, annually.

Certain expenses of the Portfolios are paid through commission arrangements with brokers. These transactions are done subject to best execution. In addition, each Portfolio may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The expenses paid under the above arrangements are included in their respective expense captions on the Statements of Operations with the corresponding expense offset shown as "expenses paid indirectly". The amount of these expenses for the period ended April 30, 2001 were as follows:



                                                      Commission        Earnings
                                                    Reimbursements       Credits
--------------------------------------------------------------------------------
The Large-Cap Value Equity Portfolio                     $920             $1,136
The Select Equity Portfolio                                22                 26
The Small-Cap Value Equity Portfolio                       28                 98
The All-Cap Growth Equity Portfolio                       122                211
The Large-Cap Growth Equity Portfolio                      19                 89
The Mid-Cap Growth Equity Portfolio                        56                235
The Small-Cap Growth Equity Portfolio                     374              1,378
The Real Estate Investment Trust Portfolio II              52                187
The Intermediate Fixed Income Portfolio                    93                362
The Aggregate Fixed Income Portfolio                       87                 64
The High-Yield Bond Portfolio                              37                205
The Diversified Core Fixed Income Portfolio                93                472
The Global Equity Portfolio                                38                 --
The International Equity Portfolio                      6,202              4,581
The Labor Select International Equity Portfolio         1,008                744
The International Large-Cap Equity Portfolio               34                 --
The International Small-Cap Portfolio                      35                 38
The Emerging Markets Portfolio                          1,430                 --
The Global Fixed Income Portfolio                       3,954                629
The International Fixed Income Portfolio                  600                668
================================================================================


116   Delaware Pooled Trust o 2001 Semiannual Report

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of their respective investment management agreements, Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager of The Large-Cap Value Equity Portfolio, The Select Equity Portfolio, The Small-Cap Value Equity Portfolio, The All-Cap Growth Equity Portfolio, The Large-Cap Growth Equity Portfolio, The Mid-Cap Growth Equity Portfolio, The Small-Cap Growth Equity Portfolio, The Real Estate Investment Trust Portfolio II, The Intermediate Fixed Income Portfolio, The Aggregate Fixed Income Portfolio, The High-Yield Bond Portfolio and The Diversified Core Fixed Income Portfolio and Delaware International Advisers Ltd.
(DIAL), an affiliate of DMC and the investment manager of The Global Equity Portfolio, The International Equity Portfolio, The Labor Select International Equity Portfolio, The International Large-Cap Equity Portfolio, The International Small-Cap Portfolio, The Emerging Markets Portfolio, The Global Fixed Income Portfolio and The International Fixed Income Portfolio, will receive an annual fee which is calculated daily based on the average daily net assets of each Portfolio.

Prior to January 1, 2001, DMC had a sub-advisory agreement with Lincoln Investment Management, Inc. (Lincoln), an affiliate of DMC, with respect to the management of The Real Estate Investment Trust Portfolio II. For the services provided, DMC paid Lincoln 30% of the advisory fee paid to DMC. The Portfolio did not pay any fees directly to Lincoln.

The investment management capabilities of Lincoln Investment Management, Inc. have been consolidated into Delaware Management Business Trust as of January 1, 2001. As a result, DMC and Lincoln are part of the same entity and, because there no longer is a need for the Portfolio to have an adviser and a sub-adviser, DMC assumed full day to day management of the Portfolio.

DIAL furnishes sub-advisory services to The Diversified Core Fixed Income Portfolio related to the foreign securities portion of the portfolio. DMC furnishes sub-advisory services to The Global Equity Portfolio related to the U.S. securities portion of the portfolio.

DMC and DIAL have each elected to waive their fees and reimburse each Portfolio to the extent necessary to ensure that annual operating expenses exclusive of taxes, interest, brokerage commissions and extraordinary expenses, do not exceed specified percentages of average daily net assets through October 31, 2001.

The management fee rates and the operating expense limitation rates in effect for the period ended April 30, 2001 are as follows:


                                                                                                  Operating Expense
                                                                  Management                        Limitation as
                                                               fee as a percentage                 a percentage
                                                              of average daily                   of average daily
                                                             net assets (per annum)            net assets (per annum)
------------------------------------------------------------------------------------------------------------------------
The Large-Cap Value Equity Portfolio                              0.55%                                 0.68%
The Select Equity Portfolio                                       1.00%                                 1.20%
The Small-Cap Value Equity Portfolio                              0.75%                                 0.89%
The All-Cap Growth Equity Portfolio                               0.75%                                 0.89%
The Large-Cap Growth Equity Portfolio                             0.65%                                 0.80%
The Mid-Cap Growth Equity Portfolio                               0.75%                                 0.93%
The Small-Cap Growth Equity Portfolio                             0.75%                                 0.89%
The Real Estate Investment Trust Portfolio II                     0.75%                                 0.86%
The Intermediate Fixed Income Portfolio                           0.40%                                 0.53%
The Aggregate Fixed Income Portfolio                              0.40%                                 0.53%
The High-Yield Bond Portfolio                                     0.45%                                 0.59%
The Diversified Core Fixed Income Portfolio                       0.43%                                 0.57%
The Global Equity Portfolio                                       0.75%                                 0.96%
The International Equity Portfolio                                0.75%                                 0.96%
The Labor Select International Equity Portfolio                   0.75%                                 0.96%
The International Large-Cap Equity Portfolio                      0.75%                                 0.96%
The International Small-Cap Portfolio                             1.00%                                 1.20%
The Emerging Markets Portfolio                                    1.00%                                 1.55%
The Global Fixed Income Portfolio                                 0.50%                                 0.60%
The International Fixed Income Portfolio                          0.50%                                 0.60%
========================================================================================================================



                            2001 Semiannual Report o Delaware Pooled Trust   117

The Portfolios have engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC and DIAL, to provide dividend disbursing, transfer agent, accounting and administration services. Each Portfolio pays DSC a monthly fee based on average net assets, subject to certain minimums.

At April 30, 2001, each Portfolio had liabilities payable to affiliates as follows:


                                                                    Dividend disbursing, transfer agent,
                                            Investment Management         accounting fees and                  Other expenses
                                             fee payable to                 other expenses                     payable to DMC
                                               DMC or DIAL                  payable to DSC                     and affiliates
------------------------------------------------------------------------------------------------------------------------------------
The Large-Cap Value Equity Portfolio             $29,445                      $3,964                                 $7,128
The Select Equity Portfolio                        1,579                         971                                  1,213
The Small-Cap Value Equity Portfolio               1,497                         236                                  1,226
The All-Cap Growth Equity Portfolio                4,310                         505                                  2,000
The Large-Cap Growth Equity Portfolio              5,416                         455                                     --
The Mid-Cap Growth Equity Portfolio                2,117                         485                                  1,703
The Small-Cap Growth Equity Portfolio             19,956                       1,900                                  3,738
The Real Estate Investment Trust Portfolio II      3,528                         385                                  1,239
The Intermediate Fixed Income Portfolio            1,684                         597                                  2,633
The Aggregate Fixed Income Portfolio               1,215                         181                                  1,613
The High-Yield Bond Portfolio                      1,351                         293                                  1,234
The Diversified Core Fixed Income Portfolio        2,411                         554                                  1,645
The Global Equity Portfolio                        1,852                         263                                  1,305
The International Equity Portfolio                17,513                      30,284                                 46,397
The Labor Select International Equity Portfolio   49,948                       4,041                                  8,256
The International Large-Cap Equity Portfolio       1,765                         259                                  2,520
The International Small-Cap Portfolio              2,354                         180                                  1,284
The Emerging Markets Portfolio                   101,072                       1,231                                  9,584
The Global Fixed Income Portfolio                 92,912                      15,825                                 29,246
The International Fixed Income Portfolio          11,346                       2,277                                  4,919
====================================================================================================================================

Certain officers of DMC, DIAL and DSC are officers, trustees and/or employees of the Fund. These officers, trustees and employees are paid no compensation by the Fund.

3. Investments
For the period ended April 30, 2001, each Portfolio made purchases and sales of investment securities other than U.S. government securities and short-term investments as follows:


                                                                           Purchases                               Sales
------------------------------------------------------------------------------------------------------------------------------------
The Large-Cap Value Equity Portfolio                                      $47,985,875                           $54,908,608
The Select Equity Portfolio                                                 1,953,860                             1,951,770
The Small-Cap Value Equity Portfolio                                          749,303                               766,753
The All-Cap Growth Equity Portfolio                                         9,297,631                             8,563,078
The Large-Cap Growth Equity Portfolio                                       1,805,886                                 8,109
The Mid-Cap Growth Equity Portfolio                                         3,219,894                             3,573,071
The Small-Cap Growth Equity Portfolio                                      14,366,157                             6,939,886
The Real Estate Investment Trust Portfolio II                               4,155,491                               830,370
The Intermediate Fixed Income Portfolio                                     5,562,935                             8,237,925
The Aggregate Fixed Income Portfolio                                       10,014,436                             9,781,797
The High-Yield Bond Portfolio                                              14,355,948                            12,113,186
The Diversified Core Fixed Income Portfolio                                 9,594,188                             8,989,072
The Global Equity Portfolio                                                   344,642                               272,872
The International Equity Portfolio                                         12,595,155                            42,373,799
The Labor Select International Equity Portfolio                             3,980,959                             8,322,656
The International Large-Cap Equity Portfolio                                   88,057                                92,922
The International Small-Cap Portfolio                                         364,937                               355,212
The Emerging Markets Portfolio                                             21,295,066                            17,997,044
The Global Fixed Income Portfolio                                          21,514,175                           142,268,859
The International Fixed Income Portfolio                                   16,401,292                            30,637,014
===========================================================================================================================


118   Delaware Pooled Trust o 2001 Semiannual Report

At April 30, 2001, the cost of investments for federal income tax purposes approximates the cost for book purposes. At April 30, 2001 the cost of investments and unrealized appreciation (depreciation) for each Portfolio were as follows:

                                                                                                               Net
                                                     Cost               Aggregate        Aggregate         unrealized
                                                      of               unrealized       unrealized        appreciation
                                                  Investments         appreciation     depreciation      (depreciation)
------------------------------------------------------------------------------------------------------------------------------------
The Large-Cap Value Equity Portfolio              $73,295,050         $7,584,454       ($2,676,914)       $4,907,540
The Select Equity Portfolio                         1,892,713            165,715           (60,215)          105,500
The Small-Cap Value Equity Portfolio                2,165,149            488,269           (40,526)          447,743
The All-Cap Growth Equity Portfolio                 9,811,373            667,082          (940,656)         (273,574)
The Large-Cap Growth Equity Portfolio               1,986,536             62,246          (479,274)         (417,028)
The Mid-Cap Growth Equity Portfolio                 4,001,031            713,694          (259,294)          454,400
The Small-Cap Growth Equity Portfolio              37,323,181          4,822,659        (4,444,426)          378,233
The Real Estate Investment Trust Portfolio II       5,676,032            263,687           (45,823)          217,864
The Intermediate Fixed Income Portfolio             6,650,442             60,065           (36,809)           23,256
The Aggregate Fixed Income Portfolio                8,253,969            109,997           (53,898)           56,099
The High-Yield Bond Portfolio                       3,961,902             70,269          (271,596)         (201,327)
The Diversified Core Fixed Income Portfolio         8,749,190            100,149          (146,345)          (46,196)
The Global Equity Portfolio                         3,387,089            371,113          (372,095)             (982)
The International Equity Portfolio                514,156,619         70,230,805       (42,705,490)       27,525,315
The Labor Select International Equity Portfolio    83,503,777         12,811,733        (8,273,061)        4,538,672
The International Large-Cap Equity Portfolio        3,078,332            156,905          (318,160)         (161,255)
The International Small-Cap Portfolio               3,363,210            236,445          (512,607)         (276,162)
The Emerging Markets Portfolio                    144,011,782          8,102,397       (25,912,587)      (17,810,190)
The Global Fixed Income Portfolio                 317,297,255          3,229,173       (29,550,310)      (26,321,137)
The International Fixed Income Portfolio           40,142,164            185,661        (4,456,133)       (4,270,472)
====================================================================================================================================


For federal income tax purposes, certain Portfolios had accumulated capital losses at April 30, 2001, which may be carried forward and applied against future capital gains. Such capital loss carry forward amounts will expire as follows:


                                                    Year of            Year of          Year of
                                                  Expiration         Expiration       Expiration
                                                     2006               2007             2008              Total
------------------------------------------------------------------------------------------------------------------------------------
The Large-Cap Value Equity Portfolio                   $-                  $-         $7,849,975        $7,849,975
The Small-Cap Value Equity Portfolio                    -                   -             43,340            43,340
The All-Cap Growth Equity Portfolio                     -                   -            839,442           839,442
The Small-Cap Growth Equity Portfolio                   -                   -            851,478           851,478
The Real Estate Investment Trust Portfolio II     197,435             440,827            459,684         1,097,946
The Intermediate Fixed Income Portfolio                 -              88,867            482,193           571,060
The Aggregate Fixed Income Portfolio                    -             172,214            358,838           531,052
The High Yield Bond Portfolio                           -           2,067,829          1,887,452         3,955,281
The Emerging Markets Portfolio                          -             682,893                  -           682,893
The Global Fixed Income Portfolio                       -           4,384,786         13,425,336        17,810,122
The International Fixed Income Portfolio                -             836,557          2,024,707         2,861,264
====================================================================================================================================


                            2001 Semiannual Report o Delaware Pooled Trust   119

4. Capital Shares

Transactions in capital shares were as follows:


                                                                      Shares issued                            Net
                                                     Shares         upon reinvestment    Shares            Increase
Period ended April 30, 2001:                          sold          of distributions   repurchased        (decrease)
------------------------------------------------------------------------------------------------------------------------------------
The Large-Cap Value Equity Portfolio                  68,726              77,404        (547,338)           (401,208)
The Select Equity Portfolio                                -              29,616               -              29,616
The Small-Cap Value Equity Portfolio                       -               2,608               -               2,608
The All-Cap Growth Equity Portfolio                  132,750                   -               -             132,750
The Large-Cap Growth Equity Portfolio                      -                 497               -                 497
The Mid-Cap Growth Equity Portfolio                    7,579             850,266         (24,710)            833,135
The Small-Cap Growth Equity Portfolio              1,049,955                   -        (484,552)            565,403
The Real Estate Investment Trust Portfolio II        213,140               5,272               -             218,412
The Intermediate Fixed Income Portfolio                  484              13,656        (211,913)           (197,773)
The Aggregate Fixed Income Portfolio                  32,321              53,578         (30,523)             55,376
The High-Yield Bond Portfolio                        244,742              37,822               -             282,564
The Diversified Core Fixed Income Portfolio                -              40,818          (9,872)             30,946
The Global Equity Portfolio                                -              11,008               -              11,008
The International Equity Portfolio                 1,005,726           7,980,988      (2,233,441)          6,753,273
The Labor Select International Equity Portfolio            -             892,985        (411,453)            481,532
The International Large-Cap Equity Portfolio               -               6,039               -               6,039
The International Small-Cap Portfolio                      -              38,300               -              38,300
The Emerging Markets Portfolio                     1,304,348             299,847        (578,713)          1,025,482
The Global Fixed Income Portfolio                    914,623                   -     (13,358,128)        (12,443,505)
The International Fixed Income Portfolio           1,427,781                   -      (3,380,485)         (1,952,704)
====================================================================================================================================


                                                                    Shares issued                           Net
                                                     Shares      upon reinvestment        Shares          Increase
Periods ended October 31, 2000*:                      sold        of distributions     repurchased       (decrease)
------------------------------------------------------------------------------------------------------------------------------------
The Large-Cap Value Equity Portfolio                 815,080             879,685      (4,999,920)         (3,305,155)
The Select Equity Portfolio                                -                   -        (312,854)           (312,854)
The Small-Cap Value Equity Portfolio                       -               8,860               -               8,860
The All-Cap Growth Equity Portfolio                1,498,152                   -               -           1,498,152
The Large-Cap Growth Equity Portfolio                235,295                   -               -             235,295
The Mid-Cap Growth Equity Portfolio                   48,319              63,391        (381,292)           (269,582)
The Small-Cap Growth Equity Portfolio              1,539,817              45,744         (34,849)          1,550,712
The Real Estate Investment Trust Portfolio II              -              19,604        (219,306)           (199,702)
The Intermediate Fixed Income Portfolio               43,164              55,117      (1,061,561)           (963,280)
The Aggregate Fixed Income Portfolio                  25,443              44,991         (97,420)            (26,986)
The High-Yield Bond Portfolio                              -              92,100        (960,193)           (868,093)
The Diversified Core Fixed Income Portfolio          478,469              27,492          (2,917)            503,044
The Global Equity Portfolio                                -              17,012               -              17,012
The International Equity Portfolio                 7,661,597             925,270     (24,809,029)        (16,222,162)
The Labor Select International Equity Portfolio    1,206,165             491,153      (3,149,617)         (1,452,299)
The International Large-Cap Equity Portfolio         352,943                 396               -             353,339
The International Small-Cap Portfolio                      -               5,276               -               5,276
The Emerging Markets Portfolio                    11,808,000             144,001      (1,436,571)         10,515,430
The Global Fixed Income Portfolio                  3,437,292           1,797,912     (22,145,312)        (16,910,108)
The International Fixed Income Portfolio           2,185,875             439,239      (5,426,479)         (2,801,365)
====================================================================================================================================

*The All-Cap Growth Equity Portfolio commenced operations on 3/31/00, The Large-Cap Growth Equity Portfolio commenced operations on 10/31/00 and The International Large-Cap Equity Portfolio commenced operations on 12/14/99.

120   Delaware Pooled Trust o 2001 Semiannual Report

5. Line of Credit

The Portfolios, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participate in a $375,400,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Portfolios had no amounts outstanding as of April 30, 2001, or at any time during the period.

6. Foreign Exchange Contracts

In the event The Global Equity, The International Equity, The Labor Select International Equity, The International Large-Cap Equity, The International Small-Cap, The Emerging Markets, The Global Fixed Income, The International Fixed Income and The Diversified Core Fixed Income Portfolios enter into forward foreign currency exchange contracts they will generally do so as a way of managing foreign exchange rate risk. The Portfolios may enter into these contracts to fix the U.S. dollar value of a security that they have agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Portfolios may also use these contracts to hedge the U.S. dollar value of securities they already own that are denominated in foreign currencies.

Forward foreign currency exchange contracts are valued at the mean between the bid and asked prices of the contracts and are marked-to-market daily. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. The change in market value is recorded as an unrealized gain or loss. When the contract closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolios could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

The following forward foreign currency exchange contracts were outstanding at April 30, 2001:

The Global Fixed Income Portfolio

                                   In                             Unrealized
                                 Exchange        Settlement      Appreciation
                                   for             Date         (Depreciation)
--------------------------------------------------------------------------------
Contracts to Deliver
7,538 Australian Dollar          $3,863           5/3/01             $17
================================================================================

7. Futures Contracts

Certain Portfolios may invest in financial futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Portfolio deposits cash or pledges U.S. government securities to a broker, equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. (In some cases, due to the form of the futures agreement, initial margin is held in a segregated account with the Portfolio's custodian, rather than directly with the broker.) Subsequent payments are received from the broker or paid to the broker (or added to the segregated account) each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as "variation margin" and are recorded daily by the Portfolio as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments.

                            2001 Semiannual Report o Delaware Pooled Trust   121

Financial futures contracts open at April 30, 2001 were as follows:

The Intermediate Fixed Income Portfolio


                                                Notional            Expiration             Unrealized
Contracts to Buy (Sell)                      Cost (Proceeds)           Date                Gain (loss)
------------------------------------------------------------------------------------------------------------------------------------
 3  U.S. Agency 10 year notes                   $303,959               6/01                 ($6,021)
(3) U.S. Treasury 10 year notes                  318,823               6/01                   7,479
(3) U.S. Treasury 5 year notes                   313,479               6/01                   1,104
====================================================================================================================================

The Aggregate Fixed Income Portfolio

                                                Notional            Expiration             Unrealized
Contracts to Buy (Sell)                      Cost (Proceeds)           Date                Gain (loss)
------------------------------------------------------------------------------------------------------------------------------------
 3  U.S. Agency 10 year notes                  $300,771                6/01                 ($2,833)
(3) U.S. Treasury 10 year notes                 314,229                6/01                   2,885
(2) U.S. Treasury 5 year notes                  208,986                6/01                     736
====================================================================================================================================


The Diversified Core Fixed Income Portfolio

                                                Notional            Expiration             Unrealized
Contracts to Buy (Sell)                      Cost (Proceeds)           Date                Gain (loss)
------------------------------------------------------------------------------------------------------------------------------------
 2  U.S. Agency 10 year notes                    $200,514              6/01                 ($1,889)
(2) U.S. Treasury 10 year notes                   209,486              6/01                   1,923
(2) U.S. Treasury 5 year notes                    104,922              6/01                     797
====================================================================================================================================

The use of futures contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional amount presented above represents the Portfolio's total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Portfolio's net assets.

8. Options Written

During the period ended April 30, 2001, The Diversified Core Fixed Income Portfolio entered into options contracts in accordance with its investment objectives. When the Portfolio writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the options written. Premiums received from writing options that expire unexercised are treated by the Portfolio on the expiration date as realized gains from investments. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Portfolio has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

Transactions in options written during the period ended April 30, 2001 for The Diversified Core Fixed Income Portfolio, were as follows:

                                                         Number         Premiums
                                                      Of Contracts      Received
--------------------------------------------------------------------------------
Options outstanding at October 31, 2000                     -                $-
Options written                                           450           421,000
Options terminated in closing purchase transaction       (450)         (421,000)
                                                         -----------------------
Options outstanding at April 30, 2001                       -                $-
================================================================================


122   Delaware Pooled Trust o 2001 Semiannual Report

9. Securities Lending

The Portfolios, along with other funds in the Delaware Investments Family of Funds, may lend their securities pursuant to a security lending agreement (Lending Agreement) with JP Morgan Chase/Mellon Bank. Security loans made pursuant to the Lending Agreement are required at all times to be secured by U.S. Treasury obligations and/or cash collateral at least equal to 100% of the market value of securities issued in the United States and 105% of the market value of securities issued outside of the United States. Cash collateral received is invested in fixed- income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top two tiers by Standard & Poor's Ratings Group or Moody's Investors Service, Inc. or repurchase agreements collateralized by such securities. However, in the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Portfolio, or at the discretion of the lending agent, replace the loaned securities. The market value of the securities on loan and the related collateral received at April 30, 2001 were as follows:


                                                            Market value                                    Income earned
                                                           of securities                Market value       for the period
                                                              on loan                  of collateral       ended 04/30/01*
------------------------------------------------------------------------------------------------------------------------------------
The International Equity Portfolio                         $118,958,013                $129,484,514            $105,469
The Labor Select International Equity Portfolio              16,632,384                  17,739,119              25,560
The Global Fixed Income Portfolio                             3,291,444                   3,524,400             476,278
====================================================================================================================================


*Included in interest income on the Statements of Operations.

10. Credit and Market Risks

Some countries in which The Global Equity, The International Equity, The Labor Select International Equity, The International Large-Cap Equity, The International Small-Cap, The Emerging Markets, The Global Fixed Income, The International Fixed Income and The Diversified Core Fixed Income Portfolios may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Portfolios may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Portfolios.

The High-Yield Bond and The Diversified Core Fixed Income Portfolios may invest in high-yield fixed income securities which carry ratings of BB or lower by S&P and/or Ba or lower by Moody's. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Intermediate Fixed Income, The Aggregate Fixed Income and The Diversified Core Fixed Income Portfolios may invest in fixed-income securities whose value is derived from an underlying pool of mortgages or consumer loans. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid.

The Large-Cap Value Equity, The Mid-Cap Growth Equity, The Intermediate Fixed Income, The International Equity and The Global Fixed Income Portfolios may invest up to 10% of their total assets in illiquid securities which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The Select Equity, The Small-Cap Value Equity, The All-Cap Growth Equity, The Large-Cap Growth Equity, The Small-Cap Growth Equity, The Real Estate Investment Trust II,

2001 Semiannual Report o Delaware Pooled Trust   123

The Aggregate Fixed Income, The High-Yield Bond, The Diversified Core Fixed Income, The Global Equity, The Labor Select International Equity, The International Large-Cap Equity, The International Small-Cap, The Emerging Markets, and The International Fixed Income Portfolios may each invest up to 15% in such securities. Illiquid securities may impair each Portfolio from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so.

The Small-Cap Value Equity, The All-Cap Growth Equity, The Mid-Cap Growth Equity, The Small-Cap Growth Equity and The International Small-Cap Portfolios invest a significant portion of its assets in small- and medium-sized companies and may be subject to certain risks associated with ownership of securities of small- and medium-sized companies. Investments in small- or mid-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

The Real Estate Investment Trust Portfolio II concentrates its investments in the real estate industry and is subject to some of the risks associated with that industry. If the Portfolio holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. The Portfolio is also affected by interest rate changes, particularly if the real estate investment trusts it holds use floating rate debt to finance their ongoing operations. Its investments may also tend to fluctuate more in value than a portfolio that invests in a broader range of industries.

124   Delaware Pooled Trust o 2001 Semiannual Report

Fund Officers and Portfolio Managers


Charles E. Haldeman, Jr.
Chairman
Delaware Investments Family of Funds

David K. Downes
President and Chief Executive Officer
Delaware Investments Family of Funds

David A. Tilles
Managing Director and Chief Investment Officer
Delaware International Advisers Ltd.

Robert Akester
Senior Portfolio Manager
Delaware International Advisers Ltd.

Peter C. Andersen
Vice President and Senior Portfolio Manager

Damon J. Andres
Vice President and Portfolio Manager

Robert L. Arnold
Vice President and Senior Portfolio Manager

Fiona Barwick
Senior Portfolio Manager
Delaware International Advisers Ltd.

Marshall T. Bassett
Vice President and Portfolio Manager

Joanna Bates
Senior Portfolio Manager
Delaware International Advisers Ltd.

Christopher S. Beck
Vice President and Senior Portfolio Manager

Stephen R. Cianci
Vice President and Portfolio Manager

George E. Deming
Senior Vice President and Senior Portfolio Manager

Elizabeth A. Desmond
Director and Senior Portfolio Manager
Delaware International Advisers Ltd.

J. Paul Dokas
Senior Vice President/Director of Research,
Quantitative

Jude T. Driscoll
Executive Vice President/Head of Fixed Income

Gerald S. Frey
Managing Director/Chief Investment Officer,
Growth Investing

Clive A. Gillmore
Deputy Managing Director and Senior Portfolio Manager
Delaware International Advisers Ltd.

Paul C. Grillo, Jr.
Vice President and Portfolio Manager

Gavin A. Hall
Senior Portfolio Manager
Delaware International Advisers Ltd.

John A. Heffern
Vice President and Portfolio Manager

Francis J. Houghton, Jr.
Vice President and Senior Portfolio Manager

John Kirk
Director and Senior Portfolio Manager
Delaware International Advisers Ltd.

Ormala Krishnan
Portfolio Manager
Delaware International Advisers Ltd.

Emma R.E. Lewis
Portfolio Manager
Delaware International Advisers Ltd.

Nigel G.May
Director and Senior Portfolio Manager
Delaware International Advisers Ltd.

Christopher A. Moth
Director and Senior Portfolio Manager
Delaware International Advisers Ltd.

Thomas J. Trotman
Vice President and Portfolio Manager

Custodian
The Chase Manhattan Bank
4 Metrotech Center
Brooklyn, NY 11245

Independent Auditors
Ernst & Young LLP
2001 Market Street
Philadelphia, PA 19103

Investment Advisers
Delaware Management Company
2005 Market Street
Philadelphia, PA 19103

Delaware International Advisers Ltd.
Third Floor
80 Cheapside
London, England EC2V 6EE

This report was prepared for investors in the Delaware Pooled Trust Portfolios. It may be distributed to others only if preceded or accompanied by a current Delaware Pooled Trust prospectus, which contains detailed information. All Delaware Pooled Trust Portfolios are offered by prospectus only.

2005 Market Street
Philadelphia, Pennsylvania 19103
Telephone  1-800-231-8002
Fax  215-255-1162







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